UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
iShares Short-Term TIPS Bond Index Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM,
50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2023

Date of reporting period: 12/31/2023

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2023

2023 Annual Report

BlackRock FundsSM

•	iShares Municipal Bond Index Fund
•	iShares Short-Term TIPS Bond Index Fund

BlackRock Index Funds, Inc.

•	iShares MSCI EAFE International Index Fund
•	iShares Russell 2000 Small-Cap Index Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended December 31, 2023. Significantly tighter monetary policy helped to rein in inflation, and the Consumer Price Index decelerated substantially in the first half of the year before stalling between 3% and 4% in the second half. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies and small-capitalization U.S. stocks also advanced. Meanwhile, international developed market equities and emerging market stocks posted solid gains.

The 10-year U.S. Treasury yield ended 2023 where it began despite an eventful year that saw significant moves in bond markets. Overall, U.S. Treasuries gained as investors began to anticipate looser financial conditions. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates four times during the 12-month period, but paused its tightening in the second half of the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

We believe developed market equities have priced in an optimistic scenario for rate cuts, which we view as premature, so we prefer an underweight stance in the near term. Nevertheless, we are overweight on Japanese stocks as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. mortgage-backed securities, and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2023
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	8.04%	26.29%
U.S. small cap equities (Russell 2000® Index)	8.18	16.93
International equities (MSCI Europe, Australasia, Far East Index)	5.88	18.24
Emerging market equities (MSCI Emerging Markets Index)	4.71	9.83
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.70	5.02
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.11	2.83
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	3.37	5.53
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	3.63	6.40
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	7.65	13.44

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2023	iShares Municipal Bond Index Fund

Investment Objective

iShares Municipal Bond Index Fund’s (the “Fund”) investment objective is to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the ICE BofA US Municipal Securities Index (the “Underlying Index”).

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2023, the Fund’s Institutional Shares returned 6.58%, Investor A Shares returned 6.31%, Investor P Shares returned 6.32%, and Class K Shares returned 6.63%. The Fund’s benchmark, the ICE BofA US Municipal Securities Index, returned 6.50% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark indexes based on individual share-class expenses.

Describe the market environment.

While municipal yields were highly volatile alongside Treasury yields, the municipal curve finished the reporting period lower along its length and inverted between 2 and 10 years. To illustrate, the two-year municipal yield finished the period at 2.52% versus 2.60%. 12 months earlier, the 10-year declined to 2.28% from 2.63%, and the 30-year from 3.58% to 3.42%.

The period saw continued elevated macroeconomic uncertainty, exasperated by a banking crisis in the first quarter of 2023 and U.S. Treasury debt ceiling concerns in the second quarter. The collapse of select regional banks as a result of the rapid rate hikes by the Fed over the course of 2022 and the uncertainty around whether Congress would approve raising the debt ceiling led to increased financial market volatility. Against the background of signs of cracks in the financial system and moderating economic data, the Fed paused its hiking cycle at its June 2023 meeting while it continued to assess the implications of incoming data. Following that announcement, the central bank’s “dot plot” displaying Open Market Committee member projections for fed funds became more hawkish, indicating (at that time) a likely target range at year end of between 5.50% and 5.75%, suggesting two additional rates hikes.

The eventual resolution of the debt ceiling crisis, a continued recovery in regional banks, a consensus that the Fed was nearing the end of its hiking cycle, and strong demand for yield all contributed to a favorable environment for credit-oriented fixed-income sectors as the first half of 2023 drew to a close. However, the market remained highly sensitive to incoming data as strong employment data and resilient growth was balanced by softening in leading indicators of economic activity such as the ISM Manufacturing Index, painting an uncertain outlook.

July 2023 saw the Fed resume hiking rates, resulting in the fed funds target range being set to 5.25-5.50%, the highest level in over 22 years. In September 2023, the Fed left rates unchanged while messaging that overall resilience in the U.S economy may require rates to remain higher for longer and that the potential remained for another increase. The fourth quarter of 2023 commenced with heightened global tensions leading to a brief flight to quality in markets. The decline in Treasury yields was further supported by Fed commentary highlighting the tightening of financial conditions due to the rise in longer term yields since its September 2023 meeting, signaling a cautious “wait-and-see” approach. November 2023 saw the Fed leave rates unchanged while Fed Chair, Jerome Powell’s press conference adopted a slightly dovish tone, noting progress in taming inflation and suggesting an increased likelihood that the Fed’s hiking cycle had concluded. The Fed’s December 2023 meeting continued the dovish tone even as nonfarm payrolls increased, providing evidence of a resilient labor market and raising hopes for a soft landing for the economy. As 2023 drew to a close the market was pricing in several Fed rate cuts in 2024 and Treasury yields moved lower.

The fourth quarter of 2023 saw municipal bonds post their strongest quarterly performance in decades, more than reversing losses earlier in the year. Declining Treasury yields on the shift in the Fed’s policy outlook, limited new issue supply and strong demand all fueled gains.

Describe recent portfolio activity.

During the period the Portfolio maintained its objective of seeking to provide investment results that correspond to the total return performance of the Index by selecting securities in accordance with their relative proportion within the Index. Other factors considered in security selection included transaction costs and maturity.

Describe portfolio positioning at period end.

The Portfolio remained positioned to attempt to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	iShares Municipal Bond Index Fund

GROWTH OF $10,000 INVESTMENT

(a)

Assuming transaction costs and other operating expenses, including administration fees, if any. On November 19, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

(b)

The Fund generally invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, in securities or other financial instruments that are components of or have economic characteristics similar to the securities in the Underlying Index.

(c)

An index that tracks the performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market

Performance

			Average Annual Total Returns(a)

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	3.12%	3.12%	6.58%	N/A	2.22%	N/A	2.80%	N/A

Investor A	2.86	2.84	6.31	N/A	1.96	N/A	2.66	N/A

Investor P	2.75	2.75	6.32	2.07%	1.97	1.14%	2.67	2.25%

Class K	3.16	3.10	6.63	N/A	2.26	N/A	2.82	N/A

ICE BofA US Municipal Securities Index	—	—	6.50	N/A	2.27	N/A	3.12	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes. On November 19, 2018, the Fund acquired all of the assets and assumed certain stated liabilities of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization; accordingly the Fund assumed the performance and financial history of the Predecessor Fund upon completion of the Reorganization.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,035.40	$1.25		$1,000.00	$1,023.98	$1.24		0.24%
Investor A	1,000.00	1,034.00	2.56		1,000.00	1,022.68	2.55		0.50
Investor P	1,000.00	1,034.10	2.51		1,000.00	1,022.74	2.49		0.49
Class K	1,000.00	1,035.60	1.03		1,000.00	1,024.19	1.02		0.20

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of December 31, 2023 (continued)	iShares Municipal Bond Index Fund

Portfolio Information

SECTOR ALLOCATION

Sector(a)(b)	Percent of Total Investments
Transportation	30.4%
State	25.6
County/City/Special District/School District	15.9
Utilities	12.8
Education	7.0
Health	6.5
Tobacco	1.0
Housing	0.8

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2024	7.4%
2025	7.2
2026	12.2
2027	2.1
2028	1.8

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percent of Total Investments
AAA/Aaa	22.3%
AA/Aa	59.6
A	17.4
BBB/Baa	0.5
N/R	0.2

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023	iShares Short-Term TIPS Bond Index Fund

Investment Objective

iShares Short-Term TIPS Bond Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of U.S. 0-5 Year Treasury Inflation-Protected Securities (TIPS).

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2023, the Fund’s Institutional Shares returned 4.41%, Investor A Shares returned 4.22%, and Class K Shares returned 4.51%. The Fund’s benchmark, the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L), the (“Underlying Index”) returned 4.57% for the same period.

Returns for the Fund’s respective share classes differ from the Underlying Index based on individual share-class expenses.

What factors influenced performance?

Returns for Treasury inflation-protected securities (“TIPS”) are influenced by changes in inflation expectations as well as the direction of nominal Treasury yields. For the reporting period, the Bloomberg US TIPS Index posted a return of 3.90% while the Fund’s benchmark, the Bloomberg US TIPS 0-5 year Index, returned 4.57%. The five-year breakeven rate (the level of expected inflation required to compensate for TIPS lower yield relative to comparable maturity Treasuries) finished the year at 2.12% versus 2.32% at the end of 2022.

The period saw continued elevated macroeconomic uncertainty, exasperated by a banking crisis in the first quarter of 2023 and U.S. Treasury debt ceiling concerns in the second quarter. The collapse of select regional banks as a result of the rapid rate hikes by the Fed over the course of 2022 and the uncertainty around whether Congress would approve raising the debt ceiling led to increased financial market volatility. Against the background of signs of cracks in the financial system and moderating economic data, the Fed paused its hiking cycle at its June 2023 meeting while it continued to assess the implications of incoming data. Following that announcement, the central bank’s “dot plot” displaying Open Market Committee member projections for fed funds became more hawkish, indicating (at that time) a likely target range at year end of between 5.50% and 5.75%, suggesting two additional rates hikes.

The eventual resolution of the debt ceiling crisis, a continued recovery in regional banks, a consensus that the Fed was nearing the end of its hiking cycle, and strong demand for yield all contributed to a favorable environment for credit-oriented fixed-income sectors as the first half of 2023 drew to a close. However, the market remained highly sensitive to incoming data as strong employment data and resilient growth was balanced by softening in leading indicators of economic activity such as the ISM Manufacturing Index, painting an uncertain outlook.

July 2023 saw the Fed resume hiking rates, resulting in the fed funds target range being set to 5.25-5.50%, the highest level in over 22 years. In September 2023, the Fed left rates unchanged while messaging that overall resilience in the U.S economy may require rates to remain higher for longer and that the potential remained for another increase. The fourth quarter of 2023 commenced with heightened global tensions, leading to a brief flight to quality in markets. The decline in Treasury yields was further supported by Fed commentary highlighting the tightening of financial conditions due to the rise in longer term yields since its September 2023 meeting, signaling a cautious “wait-and-see” approach. November 2023 saw the Fed leave rates unchanged while Fed Chair, Jerome Powell’s press conference adopted a slightly dovish tone, noting progress in taming inflation and suggesting an increased likelihood that the Fed’s hiking cycle had concluded. The Fed’s December 2023 meeting continued the dovish tone even as nonfarm payrolls increased, providing evidence of a resilient labor market and raising hopes for a soft landing for the economy. As 2023 drew to a close the market was pricing in several Fed rate cuts in 2024 and Treasury yields drifted lower. Despite substantial volatility along the way, the 10-year U.S. Treasury yield finished the year unchanged at 3.88%.

For the period, the Fund’s cash position averaged 15.6%. The Fund’s cash position did not have a material impact on performance.

Describe recent portfolio activity.

During the period, the Fund maintained its objective of seeking to provide investment results that correspond to the total return performance of the benchmark Index by selecting securities in accordance with their relative proportion within the Index. Other factors considered in security selection included transaction costs and maturity.

Describe portfolio positioning at period end.

The Fund remains positioned to attempt to match the risk and return characteristics of the Index, irrespective of the future direction of inflation expectations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of December 31, 2023 (continued)	iShares Short-Term TIPS Bond Index Fund

GROWTH OF $10,000 INVESTMENT

The Fund commenced operations on February 16, 2016.

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees, if any.
(b)

The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Underlying Index. From time to time when conditions warrant, however, the Fund may invest at least 80% of its assets in securities of the Underlying Index. The Fund may invest a portion of the remainder of its assets in securities not included in the Underlying Index, but which BlackRock Advisors, LLC believes will help the Fund track the Underlying Index.

(c)	An index that measures the performance of the inflation-protected public obligations of the U.S. Treasury that have a remaining maturity of less than five years.

Performance

	Average Annual Total Returns(a)

	1 Year	5 Years	Since Inception	(b)

Institutional	4.41%	3.22%	2.54%

Investor A	4.22	2.95	2.27

Class K	4.51	3.24	2.56

Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 0-5 Years Index (Series-L)	4.57	3.37	2.65

(a)	Average annual total returns reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on February 16, 2016.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,028.90	$0.56		$1,000.00	$1,024.65	$0.56		0.11%
Investor A	1,000.00	1,027.60	1.84		1,000.00	1,023.39	1.84		0.36
Class K	1,000.00	1,029.10	0.31		1,000.00	1,024.90	0.31		0.06

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	iShares Short-Term TIPS Bond Index Fund

Portfolio Information

ALLOCATION BY MATURITY

Period	Percent of Total Investments(a)
1-2 Years	25.6%
2-3 Years	22.7
3-4 Years	24.3
4-5 Years	27.4
(a)	Exclude short-term securities.

FIVE LARGEST FUND HOLDINGS

Holding	Percent of Total Investments
U.S. Treasury Inflation Indexed Bonds, 2.38%, 10/15/28	5.3%
U.S. Treasury Inflation-Indexed Notes, 0.38%, 07/15/25	5.0
U.S. Treasury Inflation-Indexed Notes, 1.63%, 10/15/27	4.9
U.S. Treasury Inflation-Indexed Notes, 1.25%, 04/15/28	4.8
U.S. Treasury Inflation-Indexed Notes, 0.13%, 10/15/26	4.7

F U N D S U M M A R Y	9

Fund Summary as of December 31, 2023	iShares MSCI EAFE International Index Fund

Investment Objective

iShares MSCI EAFE International Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI EAFE Index (Europe, Australasia, Far East) (the “MSCI EAFE Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2023, the Fund’s Institutional Shares returned 18.33%, Investor A Shares returned 18.02%, Investor P Shares returned 17.92%, Class G Shares returned 18.32%, and Class K Shares returned 18.34%. The MSCI EAFE Index returned 18.24% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses.

Describe the market environment.

Developed non-U.S. markets, as represented by the MSCI EAFE Index, posted positive gains over the first quarter of 2023 on the back of optimism of cooling inflation pressure and resilient economic data. Energy shock has been mitigated by warm weather and government energy support measures. Headline news about the banking sector dampened market sentiments and attracted investors’ attention later in the quarter. The overall market calmed after the central banks set out reassuring plans.

In Europe, forward-looking indicators raised hopes that the eurozone may continue to avoid recession. The European Central Bank (“ECB”) reiterated its commitment to return inflation to its 2% target. The Bank of England (“BoE”) and ECB both raised the interest rate over the quarter to 4.25% and 3.00% respectively.

In Japan, the Bank of Japan (“BOJ”) kept their stance toward loose monetary policy amidst currency strength concerns. Inflation is at the highest level in the last 40 years. The Japanese market posted positive gains over the first quarter supported by the resurgence of tourism.

In the second quarter of 2023, developed non-U.S. markets posted positive gains supported by resilient corporate earnings data. The information technology sector rallied and boosted broad market performance, with semiconductor companies leading the way.

The ECB raised the interest rate to 4% over the quarter, indicating a potential for further rate hikes due to elevated inflation rates. In the United Kingdom, the BoE raised the interest rate to 5% in response to increased inflation triggered by wage growth.

The Japanese equity market posted positive return over the second quarter supported by a weaker Yen, improved sentiment towards semiconductor industry, and a strong corporate earnings season.

Global growth and inflation concerns took center stage in shaping sentiment across developed markets. Developed European equities fell over the third quarter amid worries about the potential impact of further rate hikes on economic growth.

The cooling inflation rate in Europe raised optimism that the rate hike cycle was nearing its endpoint. The ECB raised the interest rate in both July and September 2023, signaling a pause ahead, as the current level was deemed sufficient to guide inflation back to its target. However, the BoE maintained rates unchanged in September 2023 but indicated a longer period of elevated rates.

In Japan, equity markets rallied on the back of rising rates and robust earnings results. The weakened Yen, coupled with strong domestic demand, heightened investor sentiment, and supported market performance throughout the quarter. The BOJ announced policy adjustments that supported a gradual increase in Japanese government bond yields.

Developed non-U.S. markets posted positive gains over the fourth quarter 2023, supported by the optimism of cooling inflationary pressure and resilient economic data. With inflation returning closer to central banks’ targets, investors increased expectations that the rate-hiking cycle may have been over and increased their hopes for rate cuts in 2024.

In the Eurozone, with inflation data returning closer to the 2% target, the ECB kept interest rates at 4.00% in October 2023 after 10 consecutive hikes. In the United Kingdom, data contributed to hopes that the BoE may have finished its series of interest rate hikes. The BoE kept rates at 5.25% during the quarter.

In Japan, core consumer price growth picked up in the quarter to 2.9% in October 2023. The BoJ kept interest rates at -0.1%. The BoJ is the only major central bank to maintain interest rates below zero with the hope of ending Japan’s decades of deflation.

Describe recent portfolio activity.

During the 12-month period, as changes were made to the composition of the MSCI EAFE Index, the Fund purchased and sold securities to maintain its objective of matching the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023 (continued)	iShares MSCI EAFE International Index Fund

GROWTH OF $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

Prior to August 1, 2016, the Fund invested all of its assets in Master International Index Series, a series of Quantitative Master Series LLC. Master International Index Series invested in a statistically selected sample of equity securities included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index. On August 1, 2016, the Fund ceased to invest in the Master International Index Series as part of a “master/feeder” structure and instead began to operate as a stand-alone fund.

(c)

An equity index which captures large- and mid-cap representation across certain developed markets countries around the world, excluding the United States and Canada. The index covers approximately 85% of the free float adjusted market capitalization in each country.

Performance

	Average Annual Total Returns(a)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	18.33%	N/A	8.25%	N/A	4.24%	N/A

Investor A	18.02	N/A	7.98	N/A	3.97	N/A

Investor P	17.92	11.72%	7.97	6.81%	3.98	3.42%

Class G	18.32	N/A	8.25	N/A	4.24	N/A

Class K	18.34	N/A	8.33	N/A	4.29	N/A

MSCI EAFE Index	18.24	N/A	8.16	N/A	4.28	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,055.80	$0.55		$1,000.00	$1,024.67	$0.54		0.11%
Investor A	1,000.00	1,054.40	1.84		1,000.00	1,023.41	1.81		0.36
Investor P	1,000.00	1,053.80	1.84		1,000.00	1,023.41	1.81		0.36
Class G	1,000.00	1,055.70	0.05		1,000.00	1,025.08	0.13		0.02
Class K	1,000.00	1,056.10	0.29		1,000.00	1,024.92	0.29		0.06

(a)

For each class of the Fund, except for Class G Shares, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). For Class G Shares of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 77/365 for actual expenses and 184/365 for hypothetical expenses (to reflect the six month period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	11

Fund Summary as of December 31, 2023 (continued)	iShares MSCI EAFE International Index Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Novo Nordisk A/S, Class B	2.1%
Nestle SA, Registered Shares	1.9
ASML Holding NV	1.9
LVMH Moet Hennessy Louis Vuitton SE	1.4
Shell PLC	1.3
AstraZeneca PLC	1.3
Novartis AG, Class N, Registered Shares	1.3
Roche Holding AG	1.2
Toyota Motor Corp.	1.2
BHP Group Ltd., Class DI	1.1

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
Japan	22.1%
United Kingdom	12.9
France	11.5
Switzerland	8.9
Germany	8.4
Australia	8.3
Netherlands	5.0
Denmark	3.3
Sweden	3.2
Spain	2.6
Italy	2.2
Hong Kong	2.0
United States	1.8
Singapore	1.3
Ireland	1.2
Finland	1.1
Other#	3.5
Other Assets Less Liabilities	0.7

#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of December 31, 2023	iShares Russell 2000 Small-Cap Index Fund

Investment Objective

iShares Russell 2000 Small-Cap Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 2000® Index (the “Underlying Index”) as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2023, the Fund’s Institutional Shares returned 16.90%, Investor A Shares returned 16.60%, Investor P Shares returned 16.62%, and Class K Shares returned 16.95%. The Russell 2000® Index returned 16.93% for the same period.

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC.

Describe the market environment.

The U.S. equity market rallied over the first quarter of 2023 on the back of cooling inflation and resilient economic data. In combination with a stronger-than-expected gross domestic product (“GDP”), inflation data led investors to position for slower rate rises from the Federal Reserve (“Fed”). The Fed reiterated their commitment to raise interest rates to bring the inflation rate down in February 2023, especially if macro data continued to come in stronger than expected. Later in the quarter, investors’ attention quickly switched to headline news about the banking sector which led to a major sell off in the financial sectors. The overall market calmed after the central banks set out reassuring plans.

During the first quarter 2023, the Fed raised the interest rate by 25 basis points in February and March 2023, bringing it to the range of 4.75% and 5.00%. This represented the 9th consecutive interest rate hike. A slight shift in rhetoric was interpreted that the rate hiking cycle was nearing a pause, although Fed Chair, Jerome Powell was clear that additional “policy firming” may be required.

In the second quarter of 2023, the U.S. equity market continued to rally, despite concerns over the debt ceiling. Robust gains were supported by resilient economic data and strong performance by large-cap growth stocks. Concerns regarding the United States debt ceiling dampened market sentiment in May 2023 before Congress reached an agreement to suspend it. Later in the quarter, markets rallied boosted by the technology sector on the back of enthusiasm over artificial intelligence and chipmakers.

The Fed raised the interest rate by 25 basis points over the quarter, bringing rates to the range of 5.00% and 5.25%. The Fed signaled that hike pauses will come later in the quarter but expressed the need to retain flexibility to bring inflation down.

The U.S. equity market initially rallied over the third quarter, supported by a falling inflation rate and resilient economic data. The Fed raised its policy rate by 25 basis points, bringing the fed funds rate to 5.25%-5.50%. However, uncertainty around whether the Fed had reached the endpoint for its rate-hiking cycle had dampened the market sentiment.

A slight inflation hike in August 2023 weighed down on market performance over the second part of the third quarter. However, the Fed kept rates unchanged during their September 2023 meeting, signaling a hawkish pause that raised concerns about high rates persisting for a longer period and a possibility of another rate hike later in 2023, driven by increasing oil prices pushing the inflation rate higher.

The U.S. equity market posted overall robust gains on the back of cooling inflation data during the fourth quarter. The market initially dampened in October 2023 with expectations that interest rates would remain higher for longer. Increasing conflict in the Middle East further exacerbated the initial market dampening. Later in the quarter however, optimistic inflation data led to hopes that interest rates had reached their peak, leading the market to rally in the second half of the quarter.

During the fourth quarter, falling consumer price index data raised hopes that inflation was on course to fall back to the Fed’s 2% target. The Fed held interest rates steady for the quarter at a targeted range of 5.25% to 5.50%. Given that the Fed signaled they may have finished their series of rate hikes, market expectations of rate cuts in 2024 increased.

Describe recent portfolio activity.

During the 12-month period, as changes were made to the composition of the Russell 2000® Index, the Series purchased and sold securities to maintain its objective of matching the risks and return of the benchmark index.

Describe portfolio positioning at period end.

The Series remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of December 31, 2023 (continued)	iShares Russell 2000 Small-Cap Index Fund

GROWTH OF $10,000 INVESTMENT

(a)	Assuming transaction costs and other operating expenses, including administration fees, if any.
(b)

The Fund invests all of its assets in the Series. The Series may invest in a statistically selected sample of the stocks included in the Underlying Index and in derivative instruments linked to the Underlying Index.

(c)

An index that measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. The Russell 2000® Index includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Performance

	Average Annual Total Returns(a)

	1 Year		5 Years		10 Years

	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	16.90%	N/A	9.96%	N/A	7.14%	N/A

Investor A	16.60	N/A	9.68	N/A	6.88	N/A

Investor P	16.62	10.50%	9.70	8.52%	6.87	6.30%

Class K	16.95	N/A	10.02	N/A	7.20	N/A

Russell 2000® Index	16.93	N/A	9.97	N/A	7.16	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Beginning Account Value (07/01/23)	Ending Account Value (12/31/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,081.60	$0.63		$1,000.00	$1,024.60	$0.61		0.12%
Investor A	1,000.00	1,080.00	1.94		1,000.00	1,023.34	1.89		0.37
Investor P	1,000.00	1,080.30	1.92		1,000.00	1,023.36	1.87		0.37
Class K	1,000.00	1,081.90	0.36		1,000.00	1,024.86	0.35		0.07

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

See “Disclosure of Expenses” for further information on how expenses were calculated.

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

On November 19, 2018, the iShares Municipal Bond Index Fund acquired all of the assets and assumed certain stated liabilities, of the State Farm Tax Advantaged Bond Fund (the “Predecessor Fund”), a series of State Farm Mutual Fund Trust, in a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. Accordingly, information provided herein for periods prior to the Reorganization is that of the Predecessor Fund. See Note 1 of the Notes to Financial Statements for additional information regarding the Reorganization.

Institutional and Class K Shares performance of iShares Municipal Bond Index Fund shown prior to the Institutional and Class K Shares inception date of November 19, 2018 is that of Investor A Shares, which reflect the performance of Premier Shares of the Predecessor Fund. The performance of iShares Municipal Bond Index Fund’s Institutional and Class K Shares would be substantially similar to Investor A Shares because Institutional Shares, Class K Shares and Investor A Shares invest in the same portfolio of securities and performance would only differ to the extent that Institutional Shares, Class K Shares and Investor A Shares have different expenses. The actual returns of Institutional and Class K Shares would have been higher than those of the Investor A Shares because Institutional and Class K Shares have lower expenses than the Investor A Shares.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries. Investor A Shares performance of iShares Municipal Bond Index Fund shown prior to the Reorganization is that of the Premier Shares of the Predecessor Fund.

Investor P Shares (available in iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund) are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund’s distributor to offer such shares. Investor P Share performance of iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund shown prior to the Investor P Shares inception date of August 6, 2018 is that of Institutional Shares (which have no distribution or service fees) and was restated to reflect Investor P Shares fees.

Investor P Shares (available in iShares Municipal Bond Index Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are only available to investors purchasing shares through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Investor P Shares performance shown prior to the Reorganization is that of the Premier Shares of the Predecessor Fund.

Class G Shares (available only in iShares MSCI EAFE International Index Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to investors on eligible platforms. Class G Shares performance shown prior to the Class G Shares inception date of October 16, 2023 is that of Institutional Shares.The performance of iShares MSCI EAFE International Index Fund’s Class G Shares would be substantially similar to Institutional Shares because Class G Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class G Shares and Institutional Shares have different expenses. The actual returns of Class G Shares would have been higher than those of the Institutional Shares because Class G Shares have lower expenses than the Institutional Shares.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Fund Advisors, the investment adviser of iShares Municipal Bond Index Fund and BlackRock Advisors, LLC, the investment adviser of iShares Short-Term TIPS Bond Index Fund, iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund (the “Manager”), each has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

A B O U T F U N D P E R F O R M A N C E	15

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2023	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.2%

State — 0.2%
Alabama Public School and College Authority, Refunding RB, Series A, 4.00%, 11/01/38	$395	$412,490

Arizona — 0.0%

County/City/Special District/School District — 0.0%
City of Phoenix Arizona, Refunding GO, 5.00%, 07/01/24	5	5,050

California — 22.0%

County/City/Special District/School District — 4.2%
Contra Costa Community College District, GO, Series A, Election 2014, 4.00%, 08/01/39	1,000	1,002,792
El Camino Community College District Foundation, GO, CAB, Series C, Election 2002, 0.00%, 08/01/38(a)	680	397,233
Fremont Union High School District, Refunding GO, Series A, 5.00%, 08/01/44	1,350	1,433,559
Los Angeles County Facilities, Inc., RB, Series A, 4.00%, 12/01/48	1,000	1,010,537
Los Angeles Unified School District, GO, Series B-1, Election 2008, 5.00%, 07/01/33	1,500	1,649,410
Poway Unified School District, Refunding GO, Series B, 0.00%, 08/01/46(a)	995	372,387
Sacramento City Financing Authority, Refunding RB, Series E, (AMBAC), 5.25%, 12/01/30	250	290,510
San Diego Community College District, Refunding GO, 4.00%, 08/01/26(b)	500	520,502
San Diego Unified School District, GO
Series L, 4.00%, 07/01/49	1,000	1,004,351
Series I, Election 2012, 5.00%, 07/01/41	1,000	1,064,583
Series I, Election 2012, 5.00%, 07/01/47	2,075	2,184,812
San Marcos Unified School District, GO, CAB, Series B, Election 2010, 0.00%, 08/01/51(a)	350	110,322

		11,040,998

Education — 3.7%
California Educational Facilities Authority, RB
Series U-6, 5.00%, 05/01/45	1,260	1,573,036
Series U-7, 5.00%, 06/01/46	495	617,351
California State University, Refunding RB
Series A, 4.00%, 11/01/35	500	511,094
Series A, 4.00%, 11/01/38	500	505,942
Series A, 5.00%, 11/01/43	540	557,079
Series A, 5.00%, 11/01/48	1,030	1,108,488
Lodi Unified School District, GO, Series 2022, Election 2016, 3.00%, 08/01/43	975	849,430
University of California, Refunding RB
Series AR, 5.00%, 05/15/41	605	631,192
Series AY, 5.00%, 05/15/32	500	543,924
Series BE, 4.00%, 05/15/47	1,000	1,011,357
Series BN, 5.00%, 05/15/41	1,000	1,174,957
Series BN, 5.00%, 05/15/42	415	482,902

		9,566,752

Health — 0.4%
California Health Facilities Financing Authority, Refunding RB, Class A, 5.00%, 08/15/51	1,000	1,101,712

State — 4.7%
California State Public Works Board, Refunding RB 5.00%, 10/01/26	250	267,178

Security	Par (000)	Value

State (continued)
California State Public Works Board, Refunding RB (continued)
Series C, 5.00%, 08/01/30	$1,000	$1,166,565
State of California, Refunding GO
5.00%, 10/01/24	45	45,752
5.00%, 08/01/26	540	560,741
5.00%, 08/01/27	1,000	1,062,478
5.00%, 09/01/28	1,000	1,118,408
5.00%, 08/01/31	1,000	1,058,573
5.00%, 09/01/31	565	599,100
4.00%, 09/01/32	250	256,233
5.00%, 04/01/35	1,000	1,196,766
3.00%, 10/01/37	825	779,651
5.00%, 09/01/43	1,500	1,735,032
5.00%, 12/01/43	150	150,088
3.00%, 04/01/52	1,000	803,157
5.00%, 09/01/52	1,360	1,519,250

		12,318,972

Tobacco — 1.0%
Golden State Tobacco Securitization Corp., Refunding RB, Series A, (SAP), 5.00%, 06/01/25(b)	2,400	2,478,704

Transportation — 3.4%
Bay Area Toll Authority, RB, Series F-1, 4.00%, 04/01/56 ..	1,000	995,571
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/38	500	508,244
City of Long Beach California Harbor Revenue, Refunding ARB, Series C, 5.00%, 05/15/47	500	524,141
City of Los Angeles Department of Airports, ARB, Sub-Series B, 5.00%, 05/15/42	1,500	1,589,195
City of Los Angeles Department of Airports, Refunding ARB
AMT, Subordinate, 3.00%, 11/15/31(b)	55	55,007
AMT, Subordinate, 3.00%, 05/15/40	1,210	1,059,598
Foothill-Eastern Transportation Corridor Agency, RB, Series A, Senior Lien, 4.00%, 01/15/46	1,000	986,584
Foothill-Eastern Transportation Corridor Agency, Refunding RB, CAB(a)
Series A, (AGM), 0.00%, 01/15/36	500	332,238
Series A, (AGM), 0.00%, 01/15/37	1,000	632,824
Riverside County Transportation Commission, Refunding RB, Series B1, Senior Lien, 4.00%, 06/01/37	1,154	1,182,353
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, Series A, AMT, 4.00%, 05/01/49	1,000	960,374

		8,826,129

Utilities — 4.6%
California Infrastructure & Economic Development Bank, RB, 4.00%, 10/01/45	1,510	1,566,978
East Bay Municipal Utility District Water System Revenue, Refunding RB Series B, 5.00%, 06/01/33	1,435	1,565,842
Series B-2, 5.00%, 06/01/34	1,000	1,259,502
Los Angeles Department of Water & Power, RB, Series D, 5.00%, 07/01/44	1,500	1,507,974
Los Angeles Department of Water & Power, Refunding RB, Series A, 5.00%, 07/01/37	1,000	1,088,905
San Diego County Water Authority, RB, Series A, 5.00%, 05/01/47	1,550	1,748,210

F U N D S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) December 31, 2023	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
San Diego Public Facilities Financing Authority, Refunding RB, Series A, Subordinate, 5.00%, 08/01/43	$500	$540,223
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB, Series B, 4.00%, 10/01/42	1,500	1,500,251
State of California Department of Water Resources, Refunding RB, Series AW, 5.00%, 12/01/26(b)	1,000	1,074,347

		11,852,232

Total Municipal Bonds in California		57,185,499

Colorado — 3.5%

County/City/Special District/School District — 0.5%
City & County of Denver Colorado Pledged Excise Tax Revenue, Refunding RB, Series A, 4.00%, 08/01/46	1,500	1,480,036

Health — 0.4%
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44	1,000	1,041,388

State — 0.2%
State of Colorado, COP, Series N, 4.00%, 03/15/43	500	502,978

Transportation — 1.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.00%, 12/01/35	1,000	1,066,351
Series D, AMT, 5.50%, 11/15/29	3,000	3,400,066
E-470 Public Highway Authority, Refunding RB, Series A, 5.00%, 09/01/40	400	403,455

		4,869,872

Utilities — 0.5%
Board of Water Commissioners City & County of Denver, RB, Series A, 4.00%, 12/15/26	1,230	1,230,944

Total Municipal Bonds in Colorado		9,125,218

Connecticut — 1.7%

State — 1.2%
State of Connecticut Special Tax Revenue, RB
Series A, 4.00%, 05/01/36	1,000	1,057,633
Series A, 4.00%, 05/01/39	500	516,712
State of Connecticut, GO
Series B, 5.00%, 06/15/28	400	412,552
Series B, 4.00%, 06/15/33	850	855,753
State of Connecticut, Refunding GO, Series B, 5.00%, 05/15/25	250	257,403

		3,100,053

Transportation — 0.5%
State of Connecticut Special Tax Revenue, RB
Series A, 5.00%, 10/01/29	725	725,831
Series A, 4.00%, 09/01/36	430	437,022

		1,162,853

Total Municipal Bonds in Connecticut		4,262,906

Security	Par (000)	Value

District of Columbia — 1.5%

State — 0.4%
District of Columbia, GO, Series D, 4.00%, 06/01/34	$1,000	$1,037,291

Transportation — 1.1%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 4.00%, 10/01/51	1,500	1,428,456
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, 4.00%, 07/15/45	1,500	1,505,730

		2,934,186

Total Municipal Bonds in District of Columbia		3,971,477

Florida — 2.3%

County/City/Special District/School District — 0.8%
County of Miami-Dade Florida Transit System, RB, Series A, 4.00%, 07/01/50	1,500	1,476,681
School Board of Miami-Dade County, Refunding COP, Series D, 5.00%, 02/01/27	500	521,509

		1,998,190

Health — 0.4%
City of Tampa Florida, RB, Series B, 5.00%, 07/01/50	1,000	1,048,726

Transportation — 1.1%
Central Florida Expressway Authority, Refunding RB, Series B, Senior Lien, 5.00%, 07/01/33	1,000	1,037,336
Greater Orlando Aviation Authority, ARB, Series A, AMT, 5.00%, 10/01/54	850	880,630
Miami-Dade County Expressway Authority, Refunding RB, Series B, 5.00%, 07/01/25	1,000	1,008,414

		2,926,380

Total Municipal Bonds in Florida		5,973,296

Georgia — 2.7%

County/City/Special District/School District — 1.0%
Gwinnett County School District, GO, 5.00%, 02/01/40	1,400	1,528,328
Metropolitan Atlanta Rapid Transit Authority, Refunding RB, Series B, 5.00%, 07/01/35	1,000	1,055,601

		2,583,929

State — 1.0%
State of Georgia, GO, Series A, 5.00%, 02/01/29	650	685,408
State of Georgia, Refunding GO, Series C, 5.00%, 07/01/28	1,710	1,862,738

		2,548,146

Transportation — 0.7%
City of Atlanta Georgia Department of Aviation, Refunding RB, Series A, 5.00%, 07/01/29	1,000	1,131,922
Georgia Ports Authority, ARB, 5.25%, 07/01/52	750	841,888

		1,973,810

Total Municipal Bonds in Georgia		7,105,885

Illinois — 5.2%

County/City/Special District/School District — 0.1%
City of Chicago Illinois, GO, Series A, 5.50%, 01/01/39	150	164,659

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health — 0.4%
Illinois Finance Authority, Refunding RB, 5.00%, 12/01/40	$1,000	$1,022,678

State — 2.3%
Metropolitan Pier & Exposition Authority, Refunding RB(a)
Class B, (AGM), 0.00%, 06/15/46	1,105	415,661
Series B, (AGM), 0.00%, 06/15/44	1,000	423,005
State of Illinois, GO
5.00%, 05/01/39	1,500	1,503,259
Series C, 5.00%, 11/01/29	1,000	1,070,678
Series D, 5.00%, 11/01/24	1,000	1,014,450
Series D, 5.00%, 11/01/26	500	527,240
State of Illinois, Refunding GO
Series A, 5.00%, 10/01/25	500	515,800
Series A, 5.00%, 10/01/28	500	544,943

		6,015,036

Transportation — 1.9%
Chicago O’Hare International Airport, ARB, Series E, Senior Lien, 5.00%, 01/01/24	410	410,000
Chicago O’Hare International Airport, Refunding ARB
Series B, Senior Lien, 4.00%, 01/01/44	1,000	1,008,939
Series B, Senior Lien, 5.00%, 01/01/48	1,000	1,052,952
Chicago Transit Authority Capital Grant Receipts Revenue, Refunding RB, 5.00%, 06/01/28	190	204,868
Illinois State Toll Highway Authority, RB
Series A, 4.00%, 01/01/46	1,000	991,449
Series B, 5.00%, 01/01/41	1,000	1,028,585
Illinois State Toll Highway Authority, Refunding RB
Series A, 5.00%, 01/01/25	100	102,067
Series A, 5.00%, 01/01/30	250	279,375

		5,078,235

Utilities — 0.5%
Illinois Finance Authority, RB, 5.00%, 07/01/36	1,085	1,239,933

Total Municipal Bonds in Illinois		13,520,541

Indiana — 0.0%

Transportation — 0.0%
Indiana Finance Authority, Refunding RB, Series C, 5.00%, 12/01/24	100	101,951

Kansas — 0.8%

Health — 0.2%
University of Kansas Hospital Authority, Refunding RB
Series A, 5.00%, 03/01/27(b)	155	166,140
Series A, 5.00%, 03/01/47	425	436,473

		602,613

Transportation — 0.6%
State of Kansas Department of Transportation, RB
5.00%, 09/01/27	1,000	1,036,954
5.00%, 09/01/34	500	513,873

		1,550,827

Total Municipal Bonds in Kansas		2,153,440

Maryland — 2.3%

State — 1.9%
State of Maryland, GO
Series A, 5.00%, 03/15/28	450	498,767

Security	Par (000)	Value

State (continued)
State of Maryland, GO (continued)
Series A, 5.00%, 03/15/30	$1,000	$1,158,528
Series A, 5.00%, 03/15/31	400	429,940
Series A, 5.00%, 06/01/33	1,500	1,807,401
State of Maryland, Refunding GO, Series B, 5.00%, 08/01/25	1,000	1,037,575

		4,932,211

Transportation — 0.4%
State of Maryland Department of Transportation, ARB
4.00%, 12/15/28	405	405,104
4.00%, 11/01/29	695	698,729

		1,103,833

Total Municipal Bonds in Maryland		6,036,044

Massachusetts — 3.4%

Education — 0.8%
Massachusetts Development Finance Agency, RB, Series P, 5.00%, 07/01/50	500	613,389
Massachusetts Development Finance Agency, Refunding RB, Series A, 5.00%, 07/15/40	1,000	1,246,124
University of Massachusetts Building Authority, Refunding RB, Series 1, 5.00%, 11/01/24(b)	75	76,259

		1,935,772

Health — 0.4%
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/34	1,000	1,083,758

State — 2.2%
Commonwealth of Massachusetts, GO
Series A, 5.00%, 03/01/26	725	762,819
Series B, 3.00%, 02/01/48	1,000	812,667
Series D, 5.00%, 11/01/31	1,000	1,194,920
Series E, 4.00%, 04/01/46	530	530,019
Series F, 5.00%, 11/01/42	1,000	1,053,096
Series G, 4.00%, 09/01/32	1,325	1,365,921

		5,719,442

Total Municipal Bonds in Massachusetts		8,738,972

Michigan — 1.4%

Education — 0.3%
University of Michigan, Refunding RB, 5.00%, 04/01/26(b)	585	615,931

Health — 0.4%
Michigan Finance Authority, Refunding RB, Series A, 5.00%, 12/01/41	1,000	1,068,820

State — 0.7%
Michigan State Building Authority, Refunding RB, Series I, 3.00%, 10/15/51	1,000	801,535
State of Michigan Trunk Line Revenue, RB, Series B, 5.00%, 11/15/45	1,000	1,100,296

		1,901,831

Total Municipal Bonds in Michigan		3,586,582

F U N D S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2023	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Minnesota — 0.4%

Health — 0.4%
City of Rochester Minnesota, Refunding RB, 5.00%, 11/15/57	$1,000	$1,105,875

Missouri — 0.4%

Utilities — 0.4%
Metropolitan St. Louis Sewer District, Refunding RB
Series B, 5.00%, 05/01/25(b)	330	339,463
Series B, 5.00%, 05/01/45	705	723,820

Total Municipal Bonds in Missouri		1,063,283

New Jersey — 5.3%

Education — 0.4%
New Jersey Economic Development Authority, RB, Series EEE, 5.00%, 06/15/48	1,000	1,042,883

Health — 0.4%
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	1,000	981,003

State — 1.2%
New Jersey Transportation Trust Fund Authority, RB, Series S, 5.00%, 06/15/46	500	524,286
State of New Jersey, GO
Series A, 5.00%, 06/01/29	1,000	1,128,427
Series A, 4.00%, 06/01/31	1,500	1,636,323

		3,289,036

Transportation — 3.3%
New Jersey Transportation Trust Fund Authority, RB
Series A, 0.00%, 12/15/25(a)	100	93,563
Series A, 0.00%, 12/15/32(a)	250	186,363
Series AA, 5.00%, 06/15/25	150	151,404
Series AA, 4.75%, 06/15/38	280	284,629
Series AA, 3.00%, 06/15/50	1,000	801,001
New Jersey Transportation Trust Fund Authority, RB, CAB(a)
Series A, 0.00%, 12/15/35	3,075	2,038,472
Series A, 0.00%, 12/15/38	530	300,996
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 4.00%, 12/15/31	1,000	1,046,674
Series A, 5.00%, 12/15/36	1,000	1,086,729
Series D, 5.00%, 12/15/24	250	254,793
New Jersey Turnpike Authority, Refunding RB
Series E, 5.00%, 01/01/29	1,000	1,093,724
Series E, 5.00%, 01/01/32	1,100	1,200,400

		8,538,748

Total Municipal Bonds in New Jersey		13,851,670

New York — 23.7%

County/City/Special District/School District — 7.3%
City of New York, GO
Series B-1, 5.00%, 12/01/41	1,390	1,446,375
Series C, 4.00%, 08/01/40	1,840	1,886,212
Series D, 5.00%, 12/01/35	500	550,461
Series D, 4.00%, 12/01/41	1,000	1,005,408
Series F-1, 5.00%, 03/01/43	1,000	1,108,308
Series F-1, 5.00%, 03/01/50	1,000	1,083,937
City of New York, Refunding GO, Sub-Series F-1, 5.00%, 08/01/27	380	413,508
Nassau County Interim Finance Authority, Refunding RB, Series A, 4.00%, 11/15/34	310	342,647

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York City Industrial Development Agency, Refunding RB, (AGM), 4.00%, 03/01/45	$300	$297,802
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
5.00%, 05/01/37	1,000	1,035,670
Series A1, 5.00%, 08/01/36	500	547,569
Series A1, 5.00%, 08/01/42	1,000	1,070,589
Subordinate, 4.00%, 05/01/42	1,000	1,014,891
Series A-1, Subordinate, 4.00%, 08/01/38	1,000	1,063,871
Series C-1, Subordinate, 5.00%, 02/01/32	2,285	2,727,892
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB,
Series B-1, 5.00%, 11/01/30	1,400	1,634,352
New York State Urban Development Corp., RB, Class A, 4.00%, 03/15/47	1,000	1,001,622
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Series A, 5.00%, 05/15/42	665	756,904

		18,988,018

Education — 1.6%
New York State Dormitory Authority, RB
5.00%, 10/01/45	1,500	1,866,993
Series A, 4.00%, 07/01/41	1,000	1,005,000
Series A, 5.00%, 10/01/48	1,000	1,238,315

		4,110,308

State — 5.8%
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series -2A, Subordinate, (SAW), 4.00%, 07/15/36	1,455	1,515,665
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/35	740	810,342
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/27	1,000	1,080,171
Series A, 5.00%, 03/15/28(c)	250	275,489
Series A, 4.00%, 03/15/43	500	503,305
Series A, 3.00%, 03/15/51	2,000	1,582,069
Series D, 4.00%, 02/15/47	1,000	997,297
Series E, 5.00%, 03/15/27(c)	500	539,714
Series E, 5.00%, 09/15/28(b)	5	5,573
Series E, 5.00%, 03/15/29	995	1,109,309
Series E, 3.00%, 03/15/41	1,500	1,328,589
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/49	1,000	1,001,592
New York State Urban Development Corp., Refunding RB
Series A, 5.00%, 03/15/27(c)	600	647,656
Series A, 5.00%, 03/15/39	1,000	1,100,303
Series E, 3.00%, 03/15/47	715	582,679
Series E, 3.00%, 03/15/50	1,130	893,929
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 5.00%, 10/15/24(b)	1,000	1,016,635

		14,990,317

Transportation — 6.1%
Hudson Yards Infrastructure Corp., Refunding RB, Series A, 5.00%, 02/15/42	910	952,013
Metropolitan Transportation Authority, RB
Series A, 4.00%, 11/15/48	500	479,403
Series D1, 5.00%, 11/15/44	300	319,141
Metropolitan Transportation Authority, Refunding RB
Series B, 5.00%, 11/15/37	1,075	1,103,963
Series D-1, 5.00%, 11/15/34(d)	1,000	1,011,798
Sub-Series C-1, 5.00%, 11/15/34	1,000	1,079,540

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
New York State Thruway Authority, Refunding RB
Series A-1, 4.00%, 03/15/44	$1,000	$1,009,903
Series A-3, 4.00%, 03/15/56	1,000	977,897
Series B, Subordinate, 4.00%, 01/01/50	1,000	979,871
Port Authority of New York & New Jersey, Refunding ARB
5.00%, 07/15/48	1,840	2,043,917
Series 194, 5.00%, 10/15/41	835	855,593
Triborough Bridge & Tunnel Authority, RB, Series A, 4.00%, 11/15/42	625	625,068
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/31	1,000	1,049,655
Series A, 5.00%, 11/15/40	600	611,354
Series B, 5.00%, 11/15/38	1,000	1,056,963
Senior Lien, 5.00%, 11/15/28	1,605	1,810,118

		15,966,197

Utilities — 2.9%
New York City Municipal Water Finance Authority, RB
Series CC-1, 5.00%, 06/15/48	1,000	1,045,843
Series DD-1, 4.00%, 06/15/49	1,000	995,256
New York City Municipal Water Finance Authority, Refunding RB
Series DD, 5.00%, 06/15/39	420	421,688
Series EE, 5.00%, 06/15/36	1,000	1,029,161
New York Power Authority, RB, (AGM), 4.00%, 11/15/52	1,000	989,293
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/50	1,000	1,000,296
Utility Debt Securitization Authority, Refunding RB, Series TE, Restructured, 5.00%, 12/15/41	2,000	2,007,595

		7,489,132

Total Municipal Bonds in New York		61,543,972

North Carolina — 0.7%

Housing — 0.4%
North Carolina Housing Finance Agency, RB, S/F Housing, (FHLMC, FNMA, GNMA), 5.00%, 07/01/46	1,000	1,053,524

Transportation(a) — 0.3%
North Carolina Turnpike Authority, RB, Series B, (AGC), 0.00%, 01/01/34	500	353,709
North Carolina Turnpike Authority, RB, CAB, 0.00%, 01/01/49	1,000	332,293

		686,002

Total Municipal Bonds in North Carolina		1,739,526

Ohio — 1.7%

Transportation — 0.4%
Ohio Turnpike & Infrastructure Commission, RB, Series A, 5.00%, 02/15/46	1,000	1,093,247

Utilities — 1.3%
American Municipal Power, Inc., Refunding RB, 5.00%, 02/15/33	1,000	1,127,838
Ohio Water Development Authority Water Pollution Control Loan Fund, RB, Series A, 5.00%, 12/01/28	2,000	2,163,759

		3,291,597

Total Municipal Bonds in Ohio		4,384,844

Security	Par (000)	Value

Pennsylvania — 4.4%

Health — 0.8%
Geisinger Authority, Refunding RB, 5.00%, 04/01/50	$1,000	$1,049,537
Pennsylvania Higher Educational Facilities Authority, RB, 5.00%, 08/15/49	1,000	1,054,700

		2,104,237

Housing — 0.4%
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 142-A, 4.50%, 10/01/38	1,000	1,049,473

State — 1.6%
Commonwealth of Pennsylvania, GO
5.00%, 10/01/31	1,000	1,176,029
Series 1, 5.00%, 03/15/29	1,000	1,019,637
Series 2, 5.00%, 10/15/26	685	687,771
Commonwealth of Pennsylvania, Refunding GO, Series 1, 5.00%, 01/01/28	1,105	1,183,913

		4,067,350

Transportation — 1.6%
Delaware River Port Authority, ARB, Series A, 5.00%, 01/01/39	125	136,509
Delaware River Port Authority, Refunding RB, Series B, 5.00%, 01/01/26	250	260,978
Pennsylvania Economic Development Financing Authority, RB, 5.00%, 12/31/38	1,000	1,014,469
Pennsylvania Turnpike Commission, RB
Series A-1, 5.00%, 12/01/47	1,000	1,036,689
Series 1, Subordinate, 5.00%, 12/01/39	875	950,894
Series A, Subordinate, 4.00%, 12/01/46	425	421,289
Series A, Subordinate, 4.00%, 12/01/50	480	470,303

		4,291,131

Total Municipal Bonds in Pennsylvania		11,512,191

South Carolina — 0.4%

Utilities — 0.4%
South Carolina Public Service Authority, Refunding RB
Series A, 4.00%, 12/01/40	750	754,129
Series B, 5.00%, 12/01/51	305	319,271

Total Municipal Bonds in South Carolina		1,073,400

Tennessee — 0.4%

Transportation — 0.4%
Metropolitan Nashville Airport Authority, ARB, Series A, 5.00%, 07/01/45	900	910,337

Texas — 7.8%

County/City/Special District/School District — 0.8%
County of Williamson Texas, GO, 4.00%, 02/15/26	1,000	1,026,954
Cypress-Fairbanks Independent School District, Refunding GO, Series C, (PSF), 5.00%, 02/15/44	500	501,077
Lewisville Independent School District, Refunding GO, Series B, 5.00%, 08/15/28	570	586,978

		2,115,009

Education — 0.2%
Board of Regents of the University of Texas System, RB, Series E, 5.00%, 08/15/27	400	436,698

Health — 0.4%
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 11/15/45	1,000	1,022,928

F U N D S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2023	iShares Municipal Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation — 4.5%
Central Texas Regional Mobility Authority, RB
Series C, 5.00%, 01/01/27	$1,000	$1,035,719
Series A, Senior Lien, 5.00%, 07/01/25(b)	1,000	1,031,239
Central Texas Turnpike System, RB
Series A, (AMBAC), 0.00%, 08/15/30(a)	270	217,414
Series C, 5.00%, 08/15/37	1,000	1,001,406
County of Harris Texas Toll Road Revenue, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/31	1,000	1,101,275
Dallas Fort Worth International Airport, Refunding RB, Series A, 4.00%, 11/01/34	1,250	1,327,265
Grand Parkway Transportation Corp., Refunding RB, 4.00%, 10/01/49	500	492,922
North Texas Tollway Authority, Refunding RB
Series A, 5.00%, 01/01/38	1,000	1,072,468
Series A, 5.00%, 01/01/43	1,815	1,922,294
Series B, 5.00%, 01/01/34	1,000	1,018,922
Port Authority of Houston of Harris County Texas, ARB, 1st Lien, 5.00%, 10/01/48	455	503,974
State of Texas, Refunding GO, Series A, 5.00%, 10/01/24(b)	1,000	1,014,628

		11,739,526

Utilities — 1.9%
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/45	1,000	1,014,826
City of Garland Texas Electric Utility System Revenue, Refunding RB, 4.00%, 03/01/49	1,000	987,350
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/26	500	523,713
Texas Water Development Board, RB
Series A, 4.00%, 10/15/37	1,180	1,210,129
Series B, 5.00%, 04/15/49	1,000	1,062,428

		4,798,446

Total Municipal Bonds in Texas		20,112,607

Utah — 0.5%

State — 0.5%
State of Utah, GO, Series B, 5.00%, 07/01/25	1,290	1,335,479

Virginia — 1.9%

County/City/Special District/School District — 0.7%
City of Alexandria Virginia, GO, Series A, (SAW), 3.00%, 07/15/46	1,000	831,148
County of Fairfax Virginia, Refunding GO, Series A, (SAW), 4.00%, 10/01/27	1,000	1,030,481

		1,861,629

Health — 0.4%
Fairfax County Industrial Development Authority, Refunding RB, 4.00%, 05/15/42	1,000	998,627

Transportation — 0.6%
Virginia Commonwealth Transportation Board, Refunding RB 5.00%, 03/15/27	285	307,574
Series A, 5.00%, 05/15/31	1,000	1,087,925

		1,395,499

Utilities — 0.2%
City of Richmond Virginia Public Utility Revenue, Refunding RB, 5.00%, 01/15/26	500	523,959

Total Municipal Bonds in Virginia		4,779,714

Security	Par (000)	Value

Washington — 2.1%

Health — 0.9%
Washington Health Care Facilities Authority, Refunding RB, 5.00%, 10/01/38	$2,000	$2,221,576

State — 0.4%
State of Washington, Refunding GO, Series B, 5.00%, 07/01/30	1,000	1,044,110

Transportation — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series S-1, 5.00%, 11/01/46	1,000	1,198,644
Port of Seattle Washington, Refunding ARB, AMT, Intermediate Lien, 4.00%, 08/01/47	1,000	946,625

		2,145,269

Total Municipal Bonds in Washington		5,410,955

Wisconsin — 1.1%

Health — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 11/15/39	1,000	1,024,910

State — 0.7%
State of Wisconsin, Refunding GO
5.00%, 11/01/27	770	832,851
Series 2, 5.00%, 11/01/26	980	1,049,034

		1,881,885

Total Municipal Bonds in Wisconsin		2,906,795

Total Long-Term Investments — 97.8% (Cost: $255,549,469)		253,909,999

	Shares

Short-Term Securities

Money Market Funds — 1.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 3.76%(e)(f)	3,354,992	3,355,327

Total Short-Term Securities — 1.3% (Cost: $3,355,171)		3,355,327

Total Investments — 99.1% (Cost: $258,904,640)		257,265,326

Other Assets Less Liabilities — 0.9%		2,461,580

Net Assets — 100.0%		$259,726,906

(a)	Zero-coupon bond.
(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	iShares Municipal Bond Index Fund

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$2,517,079	$838,234	(a)	$—	$(169)	$183	$3,355,327	3,354,992	$69,882	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$253,909,999	$—	$253,909,999
Short-Term Securities
Money Market Funds	3,355,327	—	—	3,355,327

	$3,355,327	$253,909,999	$—	$257,265,326

See notes to financial statements.

F U N D S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments December 31, 2023	iShares Short-Term TIPS Bond Index Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Obligations
U.S. Treasury Inflation Indexed Bonds, 2.38%, 10/15/28	$14,264	$14,689,319
U.S. Treasury Inflation-Indexed Bonds 2.38%, 01/15/25 - 01/15/27	14,374	14,352,088
2.00%, 01/15/26	5,736	5,690,473
1.75%, 01/15/28	5,214	5,181,056
3.63%, 04/15/28	5,326	5,705,355
U.S. Treasury Inflation-Indexed Notes 0.25%, 01/15/25	12,938	12,557,994
0.13%, 04/15/25 - 04/15/27	71,970	68,566,293
0.38%, 07/15/25 - 07/15/27	37,505	35,901,213
0.63%, 01/15/26	11,984	11,562,165
1.63%, 10/15/27	13,814	13,708,049
0.50%, 01/15/28	12,660	11,978,958
1.25%, 04/15/28	13,745	13,385,900
0.75%, 07/15/28	11,031	10,556,121

Total Long-Term Investments — 80.6% (Cost: $226,106,346)		223,834,984

	Shares

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(a)(b)	2,285,632	2,285,632

Security	Par (000)	Value

U.S. Treasury Obligations — 18.2%
U.S. Treasury Inflation-Indexed Notes 0.63%, 01/15/24	$15,602	$15,560,360
0.50%, 04/15/24	8,777	8,666,516
0.13%, 07/15/24 - 10/15/24	26,863	26,342,985

		50,569,861

Total Short-Term Securities — 19.0% (Cost: $53,258,020)		52,855,493

Total Investments — 99.6% (Cost: $279,364,366)		276,690,477

Other Assets Less Liabilities — 0.4%		1,154,028

Net Assets — 100.0%		$277,844,505

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$7,055,575	$—	$(4,769,943	)(a)	$—	$—	$2,285,632	2,285,632	$139,028	(b)	$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	iShares Short-Term TIPS Bond Index Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
U.S. Treasury Obligations	$—	$223,834,984	$—	$223,834,984
Short-Term Securities
Money Market Funds	2,285,632	—	—	2,285,632
U.S. Treasury Obligations	—	50,569,861	—	50,569,861

	$2,285,632	$274,404,845	$—	$276,690,477

See notes to financial statements.

F U N D S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments December 31, 2023	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 8.3%
Ampol Ltd.	136,055	$3,353,094
ANZ Group Holdings Ltd.	1,747,933	30,882,524
APA Group	758,001	4,411,219
Aristocrat Leisure Ltd.	338,503	9,404,805
ASX Ltd.	112,970	4,853,530
Aurizon Holdings Ltd.	1,051,302	2,721,753
BHP Group Ltd., Class DI	2,948,077	100,719,900
BlueScope Steel Ltd.	265,647	4,235,069
Brambles Ltd.	801,641	7,430,321
CAR Group Ltd.	208,269	4,413,487
Cochlear Ltd.	37,957	7,722,194
Coles Group Ltd.	781,646	8,586,424
Commonwealth Bank of Australia	974,893	74,303,391
Computershare Ltd.	332,083	5,530,965
CSL Ltd.	280,960	54,772,907
Dexus	636,133	3,324,524
EBOS Group Ltd.	87,167	1,954,911
Endeavour Group Ltd./Australia	820,281	2,913,066
Fortescue Ltd.	984,932	19,420,241
Glencore PLC	6,077,312	36,530,995
Goodman Group	994,141	17,115,986
GPT Group	1,131,644	3,571,428
IDP Education Ltd.	153,791	2,097,885
IGO Ltd.	405,492	2,499,098
Insurance Australia Group Ltd.	1,408,014	5,442,493
Lottery Corp. Ltd.	1,306,938	4,312,364
Macquarie Group Ltd.	213,543	26,731,680
Medibank Pvt Ltd.	1,573,203	3,819,374
Mineral Resources Ltd.	103,596	4,934,653
Mirvac Group	2,322,859	3,304,561
National Australia Bank Ltd.	1,811,525	37,862,489
Northern Star Resources Ltd.	664,368	6,164,073
Orica Ltd.	268,828	2,922,229
Origin Energy Ltd.	1,014,753	5,855,828
Pilbara Minerals Ltd.	1,662,844	4,463,274
Qantas Airways Ltd.(a)	480,500	1,760,078
QBE Insurance Group Ltd.	868,890	8,804,100
Ramsay Health Care Ltd.	107,624	3,860,710
REA Group Ltd.	31,144	3,840,347
Reece Ltd.	132,473	2,020,614
Rio Tinto Ltd.	215,907	19,992,507
Rio Tinto PLC	654,905	48,712,531
Santos Ltd.	1,887,886	9,816,070
Scentre Group	3,011,101	6,131,832
SEEK Ltd.	206,735	3,761,132
Sonic Healthcare Ltd.	262,118	5,727,470
South32 Ltd.	2,624,657	5,936,029
Stockland	1,403,699	4,256,906
Suncorp Group Ltd.	731,592	6,927,708
Telstra Group Ltd.	2,339,378	6,321,653
Transurban Group	1,795,919	16,781,750
Treasury Wine Estates Ltd.	473,514	3,483,878
Vicinity Ltd.	2,294,316	3,187,062
Washington H Soul Pattinson & Co. Ltd.	137,898	3,080,602
Wesfarmers Ltd.	659,855	25,661,047
Westpac Banking Corp.	2,040,947	31,843,824
WiseTech Global Ltd.	96,298	4,935,708

Security	Shares	Value

Australia (continued)
Woodside Energy Group Ltd.	1,095,595	$23,135,248
Woolworths Group Ltd.	710,497	18,025,268

		786,586,809

Austria — 0.2%
Erste Group Bank AG	198,411	8,036,618
OMV AG	84,332	3,699,873
Verbund AG	39,823	3,690,457
Voestalpine AG	66,482	2,093,244

		17,520,192

Belgium — 0.8%
Ageas SA/NV	92,894	4,038,152
Anheuser-Busch InBev SA	505,194	32,609,314
D’ieteren Group	12,217	2,389,796
Elia Group SA/NV	17,685	2,213,720
Groupe Bruxelles Lambert NV	54,224	4,270,297
KBC Group NV	144,426	9,373,153
Lotus Bakeries NV	237	2,153,266
Sofina SA	8,697	2,168,384
Syensqo SA(a)	43,264	4,501,980
UCB SA	73,237	6,384,187
Umicore SA	120,288	3,308,758
Warehouses De Pauw CVA	97,336	3,063,957

		76,474,964

Chile — 0.1%
Antofagasta PLC	230,197	4,922,067

China — 0.1%
BOC Hong Kong Holdings Ltd.	2,141,034	5,816,170
Budweiser Brewing Co. APAC Ltd.(b)	1,032,600	1,935,816
Futu Holdings Ltd., ADR(a)	33,195	1,813,443
Wilmar International Ltd.	1,096,783	2,962,823

		12,528,252

Denmark — 3.3%
AP Moller - Maersk A/S, Class A	1,720	3,055,220
AP Moller - Maersk A/S, Class B	2,827	5,088,666
Carlsberg A/S, Class B	57,624	7,230,895
Chr Hansen Holding A/S	61,342	5,144,583
Coloplast A/S, Class B	79,507	9,084,955
Danske Bank A/S	401,171	10,723,821
Demant A/S(a)	57,732	2,532,133
DSV A/S	108,268	19,023,413
Genmab A/S(a)	38,572	12,298,798
Novo Nordisk A/S, Class B	1,898,040	196,696,077
Novozymes A/S, B Shares	119,167	6,551,013
Orsted A/S(b)	109,693	6,081,002
Pandora A/S	48,934	6,765,372
ROCKWOOL A/S, B Shares	5,549	1,623,485
Tryg A/S	198,550	4,320,889
Vestas Wind Systems A/S(a)	587,358	18,585,010

		314,805,332

Finland — 1.1%
Elisa OYJ	81,690	3,775,907
Fortum OYJ	263,734	3,809,412
Kesko OYJ, B Shares	155,940	3,091,309
Kone OYJ, Class B	197,861	9,897,225
Metso OYJ	388,760	3,946,649
Neste OYJ	244,113	8,678,170
Nokia OYJ	3,144,937	10,711,436

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Finland (continued)
Nordea Bank Abp	1,858,801	$23,076,722
Orion OYJ, Class B	63,533	2,752,971
Sampo OYJ, A Shares	266,464	11,674,400
Stora Enso OYJ, Class R	330,739	4,582,573
UPM-Kymmene OYJ	309,332	11,668,212
Wartsila OYJ Abp	277,275	4,029,747

		101,694,733

France — 11.5%
Accor SA	115,551	4,422,840
Aeroports de Paris	20,145	2,613,916
Air Liquide SA	304,618	59,307,732
Airbus SE	344,782	53,264,813
Alstom SA	170,346	2,297,159
Amundi SA(b)	37,025	2,525,457
Arkema SA	35,263	4,017,087
AXA SA	1,058,930	34,580,888
BioMerieux	23,909	2,660,101
BNP Paribas SA	610,968	42,429,075
Bollore SE	436,533	2,731,742
Bouygues SA	111,201	4,195,528
Bureau Veritas SA	167,991	4,250,127
Capgemini SE	95,150	19,885,545
Carrefour SA	345,128	6,320,894
Cie de Saint-Gobain SA	266,901	19,683,232
Cie Generale des Etablissements Michelin SCA	392,542	14,102,672
Covivio SA/France	29,760	1,601,363
Credit Agricole SA	621,436	8,834,741
Danone SA	371,527	24,104,122
Dassault Aviation SA	11,732	2,324,463
Dassault Systemes SE	386,586	18,922,344
Edenred SE	144,015	8,618,538
Eiffage SA	42,598	4,572,922
Engie SA	1,062,307	18,713,912
EssilorLuxottica SA	170,124	34,160,680
Eurazeo SE	25,913	2,060,451
Gecina SA	26,302	3,201,983
Getlink SE	208,012	3,809,714
Hermes International SCA	18,420	39,151,979
Ipsen SA	21,655	2,583,210
Kering SA	42,954	19,024,253
Klepierre SA	122,834	3,353,449
La Francaise des Jeux SAEM, Class A(b)	59,977	2,178,651
Legrand SA	154,008	16,037,811
L’Oreal SA	140,286	69,932,652
LVMH Moet Hennessy Louis Vuitton SE	160,601	130,494,229
Orange SA	1,075,895	12,262,672
Pernod Ricard SA	118,944	21,019,998
Publicis Groupe SA	132,751	12,334,135
Remy Cointreau SA	13,305	1,697,118
Renault SA	109,744	4,488,522
Safran SA	198,802	35,050,846
Sanofi SA	662,049	65,789,646
Sartorius Stedim Biotech	16,244	4,307,622
Schneider Electric SE	316,514	63,716,225
SEB SA	14,642	1,833,554
Societe Generale SA	429,632	11,430,493
Sodexo SA	51,255	5,642,578
Teleperformance SE	33,923	4,966,573
Thales SA	61,131	9,051,833
TotalEnergies SE	1,332,862	90,633,252
Unibail-Rodamco-Westfield(a)	68,975	5,101,629

Security	Shares	Value

France (continued)
Veolia Environnement SA	393,651	$12,441,993
Vinci SA	295,280	37,159,580
Vivendi SE	395,819	4,237,234
Worldline SA/France(a)(b)	136,981	2,382,099

		1,098,517,877

Germany — 8.0%
Adidas AG, Class N	94,222	19,146,541
Allianz SE, Registered Shares	234,575	62,688,113
BASF SE	519,108	27,952,450
Bayer AG, Registered Shares	571,397	21,201,058
Bayerische Motoren Werke AG	185,471	20,637,668
Bechtle AG	47,563	2,382,314
Beiersdorf AG	58,872	8,816,365
Brenntag SE, Class N	84,770	7,790,997
Carl Zeiss Meditec AG	22,979	2,501,363
Commerzbank AG	614,716	7,306,389
Continental AG, Class A	64,038	5,438,836
Covestro AG(a)(b)	111,823	6,516,137
Daimler Truck Holding AG(c)	311,119	11,686,888
Delivery Hero SE(a)(b)	103,253	2,841,825
Deutsche Bank AG, Class N, Registered Shares	1,128,383	15,403,664
Deutsche Boerse AG, Class N	110,508	22,757,429
Deutsche Lufthansa AG, Registered Shares(a)	341,660	3,037,443
Deutsche Post AG, Class N, Registered Shares	576,529	28,535,905
Deutsche Telekom AG, Class N, Registered Shares	1,885,144	45,325,094
E.ON SE, Class N	1,305,806	17,543,579
Evonik Industries AG	135,517	2,768,469
Fresenius Medical Care AG	119,640	5,001,941
Fresenius SE & Co. KGaA	243,996	7,562,786
GEA Group AG	95,220	3,958,693
Hannover Rueck SE, Class N	34,736	8,305,514
Heidelberg Materials AG	83,717	7,483,306
HelloFresh SE(a)(c)	88,234	1,391,144
Henkel AG & Co. KGaA	61,100	4,383,839
Infineon Technologies AG, Class N	759,549	31,720,753
Knorr-Bremse AG	41,447	2,676,870
LEG Immobilien SE(a)	42,448	3,714,605
Mercedes-Benz Group AG, Class N, Registered Shares	466,679	32,199,827
Merck KGaA	75,358	11,998,081
MTU Aero Engines AG, Class N	31,471	6,780,289
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class N, Registered Shares	78,743	32,663,657
Nemetschek SE	33,179	2,864,499
Puma SE	61,710	3,432,897
Rational AG	2,955	2,280,242
Rheinmetall AG	25,468	8,076,827
RWE AG	367,738	16,736,823
SAP SE	607,344	93,483,319
Scout24 SE(b)	43,946	3,107,476
Siemens AG, Registered Shares	442,031	82,929,119
Siemens Energy AG(a)	298,011	3,938,590
Siemens Healthineers AG(b)(c)	164,121	9,528,636
Symrise AG, Class A	77,405	8,506,462
Talanx AG(a)	37,548	2,683,376
Volkswagen AG	16,958	2,219,038
Vonovia SE	426,656	13,406,257
Wacker Chemie AG	10,367	1,307,067
Zalando SE(a)(b)	129,251	3,059,952

		759,680,412

F U N D S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2023	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong — 2.0%
AIA Group Ltd.	6,664,883	$58,003,671
CK Asset Holdings Ltd.	1,144,089	5,742,287
CK Hutchison Holdings Ltd.	1,566,617	8,416,806
CK Infrastructure Holdings Ltd.	373,844	2,068,922
CLP Holdings Ltd.	960,761	7,937,916
ESR Group Ltd.(b)(c)	1,271,000	1,757,735
Galaxy Entertainment Group Ltd.	1,260,058	7,057,412
Hang Lung Properties Ltd.	1,016,565	1,413,341
Hang Seng Bank Ltd.	443,448	5,177,454
Henderson Land Development Co. Ltd.	861,774	2,653,777
HKT Trust & HKT Ltd., Class SS	2,252,417	2,689,223
Hong Kong & China Gas Co. Ltd.	6,515,383	4,995,887
Hong Kong Exchanges & Clearing Ltd.	660,743	22,663,656
Hongkong Land Holdings Ltd.	659,793	2,294,796
Jardine Matheson Holdings Ltd.	93,086	3,831,678
Link REIT	1,490,091	8,366,938
MTR Corp. Ltd.	911,033	3,536,034
New World Development Co. Ltd.	880,824	1,365,734
Power Assets Holdings Ltd.	810,118	4,696,823
Sino Land Co. Ltd.	2,169,975	2,359,807
SITC International Holdings Co. Ltd.	782,000	1,349,754
Sun Hung Kai Properties Ltd.	844,088	9,134,186
Swire Pacific Ltd., Class A	259,200	2,195,332
Swire Properties Ltd.	692,336	1,401,466
Techtronic Industries Co., Ltd.	793,631	9,456,179
WH Group Ltd.(b)	4,922,607	3,179,014
Wharf Holdings Ltd.	621,426	2,001,890
Wharf Real Estate Investment Co. Ltd.	978,245	3,306,936
Xinyi Glass Holdings Ltd.	1,016,000	1,141,152

		190,195,806

Ireland — 1.2%
AerCap Holdings NV(a)	116,332	8,645,794
AIB Group PLC	913,871	3,913,890
Bank of Ireland Group PLC	614,560	5,579,252
CRH PLC	411,506	28,319,545
Experian PLC	534,970	21,824,271
Flutter Entertainment PLC, Class DI(a)	102,756	18,135,553
James Hardie Industries PLC(a)	255,984	9,869,693
Kerry Group PLC, Class A	91,969	7,982,844
Kingspan Group PLC	89,974	7,776,032
Smurfit Kappa Group PLC	150,208	5,954,321

		118,001,195

Isle of Man — 0.1%
Entain PLC	372,000	4,691,319

Israel — 0.7%
Azrieli Group Ltd.	24,689	1,596,901
Bank Hapoalim BM	738,891	6,637,881
Bank Leumi Le-Israel BM	880,453	7,085,728
Check Point Software Technologies Ltd.(a)(c)	54,692	8,356,391
CyberArk Software Ltd.(a)(c)	24,419	5,348,982
Elbit Systems Ltd.	15,649	3,319,006
Global-e Online Ltd.(a)	52,429	2,077,761
ICL Group Ltd.	456,195	2,293,590
Isracard Ltd.	1	2
Israel Discount Bank Ltd., Class A	725,409	3,632,068
Mizrahi Tefahot Bank Ltd.	88,008	3,406,960
Monday.com Ltd.(a)	15,444	2,900,538
Nice Ltd.(a)	37,085	7,375,418

Security	Shares	Value

Israel (continued)
Teva Pharmaceutical Industries Ltd., ADR(a)	646,914	$6,753,782
Wix.com Ltd.(a)	30,696	3,776,222

		64,561,230

Italy — 2.2%
Amplifon SpA	74,287	2,574,091
Assicurazioni Generali SpA	589,621	12,457,228
Banco BPM SpA	705,007	3,735,793
Davide Campari-Milano NV	305,884	3,454,261
DiaSorin SpA	13,771	1,419,290
Enel SpA	4,730,510	35,194,082
Eni SpA	1,374,458	23,312,713
Ferrari NV	73,313	24,750,946
FinecoBank Banca Fineco SpA	357,025	5,371,143
Infrastrutture Wireless Italiane SpA(b)	191,874	2,429,299
Intesa Sanpaolo SpA	9,038,586	26,450,455
Leonardo SpA	161,273	2,664,731
Mediobanca Banca di Credito Finanziario SpA	319,433	3,958,339
Moncler SpA	120,735	7,433,575
Nexi SpA(a)(b)	349,968	2,867,290
Poste Italiane SpA(b)	307,327	3,493,302
Prysmian SpA	153,413	6,993,342
Recordati Industria Chimica e Farmaceutica SpA	61,580	3,320,564
Snam SpA	1,188,259	6,113,492
Telecom Italia SpA/Milano(a)	5,688,866	1,847,642
Terna - Rete Elettrica Nazionale	825,463	6,886,556
UniCredit SpA	934,195	25,437,843

		212,165,977

Japan — 22.1%
Advantest Corp.	443,000	14,927,132
Aeon Co. Ltd.	376,746	8,406,886
AGC, Inc.	112,848	4,182,641
Aisin Corp.	84,646	2,950,864
Ajinomoto Co., Inc.	258,754	9,960,431
ANA Holdings, Inc.(a)	92,111	1,995,634
Asahi Group Holdings Ltd.	280,102	10,429,983
Asahi Intecc Co. Ltd.	124,700	2,528,775
Asahi Kasei Corp.	731,468	5,398,478
Astellas Pharma, Inc.	1,053,043	12,524,126
Azbil Corp.	65,600	2,163,624
Bandai Namco Holdings, Inc.	345,812	6,915,628
BayCurrent Consulting, Inc.	75,400	2,639,452
Bridgestone Corp.	329,941	13,627,009
Brother Industries Ltd.	134,863	2,147,693
Canon, Inc.	581,848	14,926,558
Capcom Co. Ltd.	101,600	3,278,703
Central Japan Railway Co.	419,300	10,641,944
Chiba Bank Ltd.	311,270	2,242,579
Chubu Electric Power Co., Inc.	374,311	4,832,859
Chugai Pharmaceutical Co. Ltd.	390,630	14,757,345
Concordia Financial Group Ltd.	623,770	2,843,251
Dai Nippon Printing Co. Ltd.	126,868	3,746,538
Daifuku Co. Ltd.	179,028	3,609,917
Dai-ichi Life Holdings, Inc.	547,000	11,603,467
Daiichi Sankyo Co. Ltd.	1,075,762	29,450,830
Daikin Industries Ltd.	153,468	24,895,576
Daito Trust Construction Co. Ltd.	36,270	4,198,122
Daiwa House Industry Co. Ltd.	345,176	10,434,798
Daiwa House REIT Investment Corp.	1,349	2,405,534
Daiwa Securities Group, Inc.	776,252	5,210,340
Denso Corp.	1,099,860	16,511,468
Dentsu Group, Inc.	115,982	2,969,531

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Disco Corp.	53,577	$13,231,737
East Japan Railway Co.	175,844	10,122,058
Eisai Co. Ltd.	145,415	7,240,383
ENEOS Holdings, Inc.	1,656,963	6,571,901
FANUC Corp.	554,255	16,266,893
Fast Retailing Co. Ltd.	101,823	25,178,669
Fuji Electric Co. Ltd.	72,494	3,107,234
FUJIFILM Holdings Corp.	217,008	13,005,239
Fujitsu Ltd.	102,404	15,411,148
GLP J-REIT	2,721	2,708,588
Hamamatsu Photonics KK	82,387	3,380,151
Hankyu Hanshin Holdings, Inc.	133,463	4,241,435
Hikari Tsushin, Inc.	12,006	1,984,219
Hirose Electric Co. Ltd.	17,992	2,031,987
Hitachi Construction Machinery Co. Ltd.	61,905	1,629,575
Hitachi Ltd.	541,413	38,943,658
Honda Motor Co. Ltd.	2,686,605	27,712,902
Hoshizaki Corp.	62,630	2,287,894
Hoya Corp.	205,978	25,652,320
Hulic Co. Ltd.	222,367	2,322,868
Ibiden Co. Ltd.	64,400	3,552,671
Idemitsu Kosan Co. Ltd.	550,500	2,989,468
Iida Group Holdings Co. Ltd.	90,422	1,350,578
Inpex Corp.	560,100	7,495,116
Isuzu Motors Ltd.	340,382	4,363,586
ITOCHU Corp.	691,373	28,166,430
Japan Airlines Co. Ltd.	85,762	1,684,801
Japan Exchange Group, Inc.	295,636	6,239,542
Japan Metropolitan Fund Invest	3,990	2,879,986
Japan Post Bank Co. Ltd.	835,000	8,497,730
Japan Post Holdings Co. Ltd.	1,301,929	11,622,920
Japan Post Insurance Co. Ltd.	109,000	1,934,818
Japan Real Estate Investment Corp.	737	3,048,937
Japan Tobacco, Inc.	697,941	18,024,475
JFE Holdings, Inc.	334,712	5,178,400
JSR Corp.	101,928	2,900,287
Kajima Corp.	246,877	4,116,475
Kansai Electric Power Co., Inc.	408,051	5,415,686
Kao Corp.	271,007	11,139,902
Kawasaki Kisen Kaisha Ltd.	81,300	3,479,348
KDDI Corp.	870,575	27,613,335
KDX Realty Investment Corp.	2,374	2,704,065
Keisei Electric Railway Co. Ltd.	73,787	3,482,058
Keyence Corp.	113,180	49,726,341
Kikkoman Corp.	78,664	4,806,905
Kintetsu Group Holdings Co. Ltd.	106,698	3,380,619
Kirin Holdings Co. Ltd.	452,755	6,628,392
Kobe Bussan Co. Ltd.	85,900	2,537,545
Koei Tecmo Holdings Co. Ltd.	67,900	773,518
Koito Manufacturing Co. Ltd.	119,894	1,863,004
Komatsu Ltd.	538,254	14,007,166
Konami Group Corp.	57,299	2,993,196
Kose Corp.	19,159	1,432,044
Kubota Corp.	583,089	8,750,992
Kyocera Corp.	746,800	10,873,451
Kyowa Kirin Co. Ltd.	156,297	2,622,496
Lasertec Corp.	44,000	11,551,163
LY Corp.	1,537,227	5,436,067
M3, Inc.	252,713	4,170,342
Makita Corp.	131,439	3,615,277
Marubeni Corp.	834,464	13,138,254
MatsukiyoCocokara & Co.	200,700	3,547,157
Mazda Motor Corp.	333,598	3,565,856

Security	Shares	Value

Japan (continued)
McDonald’s Holdings Co. Japan Ltd.	50,494	$2,187,255
MEIJI Holdings Co. Ltd.	136,268	3,236,856
MINEBEA MITSUMI, Inc.	212,408	4,347,570
MISUMI Group, Inc.	163,556	2,761,439
Mitsubishi Chemical Group Corp.	746,709	4,564,721
Mitsubishi Corp.	2,006,691	31,965,095
Mitsubishi Electric Corp.	1,123,921	15,896,821
Mitsubishi Estate Co. Ltd.	649,482	8,903,146
Mitsubishi HC Capital, Inc.	458,773	3,073,687
Mitsubishi Heavy Industries Ltd.	186,405	10,853,268
Mitsubishi UFJ Financial Group, Inc.	6,641,470	56,997,949
Mitsui & Co. Ltd.	757,700	28,386,415
Mitsui Chemicals, Inc.	100,151	2,961,664
Mitsui Fudosan Co. Ltd.	517,620	12,655,655
Mitsui OSK Lines Ltd.	200,300	6,403,645
Mizuho Financial Group, Inc.	1,403,051	23,932,980
MonotaRO Co. Ltd.	143,100	1,557,110
MS&AD Insurance Group Holdings, Inc.	246,624	9,696,964
Murata Manufacturing Co. Ltd.	1,002,275	21,180,056
NEC Corp.	141,774	8,376,878
Nexon Co. Ltd.	199,548	3,629,596
NIDEC Corp.	242,720	9,783,342
Nintendo Co. Ltd.	604,320	31,445,109
Nippon Building Fund, Inc.	875	3,787,773
Nippon Express Holdings, Inc.	41,070	2,330,311
Nippon Paint Holdings Co. Ltd.	551,880	4,451,648
Nippon Prologis REIT, Inc.	1,326	2,549,609
Nippon Sanso Holdings Corp.	99,493	2,656,723
Nippon Steel Corp.	495,756	11,324,938
Nippon Telegraph & Telephone Corp.	17,379,700	21,222,073
Nippon Yusen KK	279,566	8,633,977
Nissan Chemical Corp.	72,611	2,827,373
Nissan Motor Co. Ltd.	1,345,215	5,259,689
Nissin Foods Holdings Co. Ltd.	116,523	4,068,960
Nitori Holdings Co. Ltd.	45,823	6,152,955
Nitto Denko Corp.	82,426	6,151,054
Nomura Holdings, Inc.	1,759,618	7,924,560
Nomura Real Estate Holdings, Inc.	61,958	1,625,805
Nomura Real Estate Master Fund, Inc.	2,423	2,833,784
Nomura Research Institute Ltd.	222,763	6,469,646
NTT Data Group Corp.	360,317	5,093,311
Obayashi Corp.	370,734	3,202,554
Obic Co. Ltd.	40,394	6,949,988
Odakyu Electric Railway Co. Ltd.	182,585	2,780,362
Oji Holdings Corp.	491,726	1,890,150
Olympus Corp.	727,812	10,505,432
Omron Corp.	101,428	4,719,743
Ono Pharmaceutical Co. Ltd.	226,131	4,022,760
Open House Group Co. Ltd.	44,700	1,322,187
Oracle Corp. Japan	21,735	1,673,141
Oriental Land Co. Ltd./Japan	634,620	23,587,741
ORIX Corp.	678,400	12,741,152
Osaka Gas Co. Ltd.	218,508	4,561,239
Otsuka Corp.	65,282	2,686,676
Otsuka Holdings Co. Ltd.	243,355	9,100,742
Pan Pacific International Holdings Corp.	217,836	5,185,466
Panasonic Holdings Corp.	1,284,657	12,650,754
Rakuten Group, Inc.(a)	876,900	3,909,496
Recruit Holdings Co. Ltd.	838,394	35,054,191
Renesas Electronics Corp.(a)	854,308	15,275,850
Resona Holdings, Inc.	1,235,699	6,264,171
Ricoh Co. Ltd.	315,081	2,413,055
Rohm Co. Ltd.	205,500	3,923,149

F U N D S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2023	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
SBI Holdings, Inc.	144,297	$3,238,503
SCSK Corp.	93,300	1,847,190
Secom Co. Ltd.	121,157	8,716,065
Seiko Epson Corp.	164,703	2,459,167
Sekisui Chemical Co. Ltd.	223,978	3,221,468
Sekisui House Ltd.	344,299	7,631,803
Seven & i Holdings Co. Ltd.	438,259	17,332,945
SG Holdings Co. Ltd.	188,804	2,706,671
Sharp Corp./Japan(a)	149,069	1,061,000
Shimadzu Corp.	139,263	3,883,074
Shimano, Inc.	44,470	6,850,340
Shimizu Corp.	320,706	2,127,346
Shin-Etsu Chemical Co. Ltd.	1,059,530	44,312,893
Shionogi & Co. Ltd.	150,821	7,258,707
Shiseido Co. Ltd.	230,778	6,956,195
Shizuoka Financial Group, Inc.	272,601	2,305,107
SMC Corp.	33,341	17,835,301
SoftBank Corp.	1,672,300	20,839,747
SoftBank Group Corp.	598,500	26,416,852
Sompo Holdings, Inc.	170,542	8,344,337
Sony Group Corp.	733,468	69,410,166
Square Enix Holdings Co. Ltd.	49,000	1,756,649
Subaru Corp.	355,546	6,484,948
SUMCO Corp.	199,915	2,990,563
Sumitomo Chemical Co. Ltd.	800,360	1,945,462
Sumitomo Corp.	604,640	13,157,966
Sumitomo Electric Industries Ltd.	415,580	5,273,121
Sumitomo Metal Mining Co. Ltd.	145,215	4,312,573
Sumitomo Mitsui Financial Group, Inc.	739,027	35,960,906
Sumitomo Mitsui Trust Holdings, Inc.	378,052	7,240,406
Sumitomo Realty & Development Co. Ltd.	165,349	4,899,952
Suntory Beverage & Food Ltd.	79,340	2,608,690
Suzuki Motor Corp.	214,519	9,142,061
Sysmex Corp.	97,522	5,421,297
T&D Holdings, Inc.	290,206	4,607,151
Taisei Corp.	98,710	3,370,736
Takeda Pharmaceutical Co. Ltd.	920,308	26,392,616
TDK Corp.	224,374	10,640,792
Terumo Corp.	391,406	12,799,372
TIS, Inc.	129,600	2,848,516
Tobu Railway Co. Ltd.	107,798	2,892,147
Toho Co. Ltd.	64,582	2,180,303
Tokio Marine Holdings, Inc.	1,048,261	26,102,720
Tokyo Electric Power Co. Holdings, Inc.(a)	890,312	4,659,110
Tokyo Electron Ltd.	274,279	48,750,309
Tokyo Gas Co. Ltd.	226,955	5,206,043
Tokyu Corp.	293,065	3,573,364
TOPPAN, Inc.	143,100	3,985,280
Toray Industries, Inc.	811,214	4,202,102
Tosoh Corp.	151,174	1,927,170
TOTO Ltd.	75,487	1,983,020
Toyota Industries Corp.	84,700	6,885,283
Toyota Motor Corp.	6,167,945	113,019,628
Toyota Tsusho Corp.	122,581	7,193,319
Trend Micro, Inc./Japan(a)	78,534	4,191,358
Unicharm Corp.	232,802	8,419,830
USS Co. Ltd.	117,363	2,356,204
West Japan Railway Co.	127,340	5,306,052
Yakult Honsha Co. Ltd.	146,964	3,298,990
Yamaha Corp.	80,164	1,846,547
Yamaha Motor Co. Ltd.	509,781	4,536,214
Yamato Holdings Co. Ltd.	151,162	2,789,465

Security	Shares	Value

Japan (continued)
Yaskawa Electric Corp.	139,345	$5,799,800
Yokogawa Electric Corp.	131,163	2,493,142
Zensho Holdings Co. Ltd.	53,900	2,820,288
ZOZO, Inc.	81,651	1,842,791

		2,105,139,516

Jordan — 0.0%
Hikma Pharmaceuticals PLC	95,327	2,172,223

Luxembourg — 0.2%
ArcelorMittal SA	295,490	8,386,007
Eurofins Scientific SE	78,501	5,120,809
Tenaris SA	274,235	4,769,815

		18,276,631

Macau — 0.0%
Sands China Ltd.(a)	1,424,460	4,169,345

Netherlands — 5.0%
ABN AMRO Bank NV (b)	276,889	4,163,989
Adyen NV(a)(b)	12,491	16,125,145
Aegon Ltd.	979,262	5,693,474
Akzo Nobel NV	98,460	8,153,155
Argenx SE(a)	34,361	13,069,838
ASM International NV	26,702	13,897,710
ASML Holding NV	234,473	177,000,734
ASR Nederland NV	93,238	4,404,556
BE Semiconductor Industries NV	44,855	6,772,026
Euronext NV(b)	50,255	4,367,491
EXOR NV	62,766	6,282,727
Ferrovial SE	294,395	10,745,676
Heineken Holding NV	74,965	6,347,595
Heineken NV	166,179	16,883,701
IMCD NV	32,536	5,666,585
ING Groep NV, Series N	2,088,490	31,315,935
JDE Peet’s NV	71,381	1,919,594
Koninklijke Ahold Delhaize NV	560,429	16,124,353
Koninklijke KPN NV	1,951,510	6,723,202
Koninklijke Philips NV(a)	459,103	10,744,033
NN Group NV	157,473	6,223,465
OCI NV	60,672	1,758,358
Prosus NV	850,766	25,344,400
QIAGEN NV(a)	132,215	5,748,216
Randstad NV	64,012	4,017,398
Stellantis NV	1,286,779	30,150,054
Universal Music Group NV	473,568	13,519,001
Wolters Kluwer NV, Class C	148,589	21,139,680

		474,302,091

New Zealand — 0.2%
Auckland International Airport Ltd.	770,959	4,288,783
Fisher & Paykel Healthcare Corp. Ltd.	337,108	5,027,436
Mercury NZ Ltd.	415,437	1,733,282
Meridian Energy Ltd.	768,347	2,690,524
Spark New Zealand Ltd.	1,068,307	3,498,211
Xero Ltd.(a)	82,983	6,330,652

		23,568,888

Norway — 0.7%
Adevinta ASA, Class B(a)	203,396	2,247,083
Aker BP ASA	183,294	5,324,248
DNB Bank ASA	537,462	11,427,110
Equinor ASA	519,845	16,474,899
Gjensidige Forsikring ASA	115,606	2,133,370
Kongsberg Gruppen ASA	50,951	2,332,586
Mowi ASA	270,686	4,847,379

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Norway (continued)
Norsk Hydro ASA	771,720	$5,187,197
Orkla ASA	441,307	3,427,075
Salmar ASA	41,387	2,317,870
Telenor ASA	400,867	4,600,547
Yara International ASA	95,093	3,378,332

		63,697,696

Portugal — 0.2%
Banco Espirito Santo SA, Class N, Registered Shares(d)	47,542	—
EDP - Energias de Portugal SA	1,831,374	9,217,302
Galp Energia SGPS SA	284,709	4,189,116
Jeronimo Martins SGPS SA	165,830	4,220,461

		17,626,879

Singapore — 1.3%
CapitaLand Ascendas REIT	2,165,875	4,965,423
CapitaLand Integrated Commercial Trust	3,106,501	4,842,389
Capitaland Investment Ltd./Singapore	1,528,930	3,655,480
City Developments Ltd.	285,178	1,435,869
DBS Group Holdings Ltd.	1,053,409	26,639,470
Genting Singapore Ltd.	3,593,425	2,721,863
Grab Holdings Ltd., Class A(a)	1,121,577	3,779,714
Jardine Cycle & Carriage Ltd.	57,700	1,300,411
Keppel Corp. Ltd.	849,342	4,544,661
Mapletree Logistics Trust	2,049,541	2,698,620
Mapletree Pan Asia Commercial Trust	1,383,900	1,644,134
Oversea-Chinese Banking Corp. Ltd.	1,969,387	19,377,600
Sea Ltd., Class A, ADR(a)	214,656	8,693,568
Seatrium Ltd.(a)	25,741,221	2,298,463
Sembcorp Industries Ltd.	518,700	2,084,913
Singapore Airlines Ltd.(c)	866,199	4,300,963
Singapore Exchange Ltd.	419,326	3,119,530
Singapore Technologies Engineering Ltd.	922,479	2,716,428
Singapore Telecommunications Ltd.	4,764,546	8,919,248
United Overseas Bank Ltd.	735,405	15,872,391
UOL Group Ltd.	271,899	1,291,657

		126,902,795

South Africa — 0.2%
Anglo American PLC	739,063	18,496,307

Spain — 2.6%
Acciona SA	15,017	2,211,167
ACS Actividades de Construccion y Servicios SA	127,472	5,661,648
Aena SME SA(b)	43,934	7,974,509
Amadeus IT Group SA	262,019	18,818,608
Banco Bilbao Vizcaya Argentaria SA	3,469,635	31,623,148
Banco Santander SA	9,413,013	39,371,627
CaixaBank SA	2,396,967	9,871,515
Cellnex Telecom SA(b)	327,526	12,895,682
Corp. ACCIONA Energias Renovables SA	38,166	1,184,522
EDP Renovaveis SA	178,282	3,649,666
Enagas SA	102,462	1,728,465
Endesa SA	186,084	3,796,317
Grifols SA , Class A(a)	179,018	3,062,528
Iberdrola SA	3,512,955	46,078,666
Industria de Diseno Textil SA	635,829	27,743,795
Naturgy Energy Group SA	75,208	2,243,246
Redeia Corp. SA	180,542	2,975,084

Security	Shares	Value

Spain (continued)
Repsol SA	739,696	$10,972,591
Telefonica SA	2,994,256	11,707,159

		243,569,943

Sweden — 3.2%
Alfa Laval AB	167,515	6,706,301
Assa Abloy AB, Class B	583,060	16,803,305
Atlas Copco AB, A Shares	1,562,265	26,919,560
Atlas Copco AB, B Shares	907,836	13,468,777
Beijer Ref AB, Class B	219,516	2,945,675
Boliden AB	157,243	4,921,630
Epiroc AB, Class A	385,985	7,769,447
Epiroc AB, Class B	230,275	4,038,511
EQT AB	207,726	5,881,480
Essity AB, Class B	355,044	8,798,762
Evolution AB(b)	106,338	12,665,964
Fastighets AB Balder, B Shares(a)	374,451	2,655,557
Getinge AB, B Shares	130,593	2,907,977
H&M Hennes & Mauritz AB, B Shares	374,093	6,561,604
Hexagon AB, B Shares	1,213,938	14,580,970
Holmen AB, B Shares	53,974	2,279,690
Husqvarna AB, B Shares	198,845	1,640,182
Industrivarden AB, A Shares	75,819	2,478,810
Industrivarden AB, C Shares	89,017	2,904,617
Indutrade AB	160,668	4,187,417
Investment AB Latour, B Shares	87,360	2,278,898
Investor AB, B Shares	998,710	23,159,789
L E Lundbergforetagen AB, B Shares	44,092	2,401,112
Lifco AB, Class B	133,090	3,267,478
Nibe Industrier AB, B Shares	873,122	6,131,422
Saab AB, Class B	47,419	2,857,640
Sagax AB, Class B	114,731	3,157,921
Sandvik AB	622,914	13,533,020
Securitas AB, B Shares	287,189	2,815,598
Skandinaviska Enskilda Banken AB, Class A	920,156	12,698,790
Skanska AB, B Shares	195,339	3,539,069
SKF AB, B Shares	198,170	3,971,435
Svenska Cellulosa AB SCA, Class B	352,526	5,295,810
Svenska Handelsbanken AB, A Shares	841,615	9,146,194
Swedbank AB, A Shares	489,883	9,904,282
Swedish Orphan Biovitrum AB(a)	111,357	2,947,866
Tele2 AB, B Shares	316,573	2,721,160
Telefonaktiebolaget LM Ericsson, B Shares	1,709,658	10,759,185
Telia Co. AB	1,385,831	3,535,848
Volvo AB, Class A	115,543	3,065,579
Volvo AB, Class B	877,688	22,837,443
Volvo Car AB, Class B(a)	345,226	1,119,633

		302,261,408

Switzerland — 8.9%
ABB Ltd., Class N, Registered Shares	930,418	41,308,841
Adecco Group AG, Class N, Registered Shares	93,242	4,579,439
Alcon, Inc.	290,635	22,738,110
Avolta AG, Class N, Registered Shares(a)	57,731	2,272,929
Bachem Holding AG, Class N	19,535	1,512,816
Baloise Holding AG, Class N, Registered Shares	26,216	4,110,363
Banque Cantonale Vaudoise, Registered Shares	17,291	2,229,999
Barry Callebaut AG, Class N, Registered Shares	2,090	3,528,294
BKW AG	12,592	2,239,702
Chocoladefabriken Lindt & Spruengli AG	553	6,637,999

F U N D S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2023	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Switzerland (continued)
Chocoladefabriken Lindt & Spruengli AG, Class N, Registered Shares	62	$7,521,752
Cie Financiere Richemont SA, Class A, Registered Shares	303,605	41,935,157
Clariant AG, Class N, Registered Shares	125,905	1,860,210
Coca-Cola HBC AG, Class DI	128,790	3,781,653
DSM-Firmenich AG	108,166	10,999,770
EMS-Chemie Holding AG, Registered Shares	4,149	3,364,124
Geberit AG, Class N, Registered Shares	19,415	12,462,848
Givaudan SA, Class N, Registered Shares	5,370	22,267,843
Helvetia Holding AG, Registered Shares	21,807	3,006,896
Holcim AG	300,744	23,620,851
Julius Baer Group Ltd., Class N	120,474	6,758,356
Kuehne and Nagel International AG, Registered Shares	31,620	10,911,962
Logitech International SA, Class N, Registered Shares	95,572	9,087,786
Lonza Group AG, Registered Shares	43,312	18,259,740
Nestle SA, Registered Shares	1,552,924	180,014,732
Novartis AG, Class N, Registered Shares	1,192,163	120,420,965
Partners Group Holding AG	13,200	19,086,539
Sandoz Group AG(a)	236,590	7,612,063
Schindler Holding AG	23,632	5,916,387
Schindler Holding AG, Class N, Registered Shares	13,450	3,194,117
SGS SA	86,442	7,462,603
SIG Group AG	179,009	4,122,760
Sika AG, Registered Shares	88,671	28,913,494
Sonova Holding AG, Registered Shares	29,996	9,810,124
STMicroelectronics NV	397,514	19,938,887
Straumann Holding AG, Registered Shares	64,993	10,503,055
Swatch Group AG	16,556	4,504,724
Swatch Group AG, Class N, Registered Shares	31,184	1,634,951
Swiss Life Holding AG, Class N, Registered Shares	17,096	11,880,923
Swiss Prime Site AG, Registered Shares	43,810	4,680,803
Swiss Re AG	174,039	19,584,696
Swisscom AG, Class N, Registered Shares	14,897	8,966,042
Temenos AG, Class N, Registered Shares	37,528	3,497,165
UBS Group AG, Registered Shares	1,912,936	59,418,776
VAT Group AG (b)	15,612	7,841,249
Zurich Insurance Group AG, Class N	86,817	45,390,259

		851,392,754

United Arab Emirates — 0.0%
NMC Health PLC(a)(d)	45,379	1

United Kingdom — 12.9%
3i Group PLC	566,116	17,424,772
abrdn PLC	1,107,534	2,518,047
Admiral Group PLC	151,430	5,177,167
Ashtead Group PLC	252,849	17,574,811
Associated British Foods PLC, Series 20B	201,552	6,074,579
AstraZeneca PLC	901,455	121,597,124
Auto Trader Group PLC(b)	531,824	4,885,678
Aviva PLC	1,580,007	8,742,856
BAE Systems PLC	1,768,538	25,033,637
Barclays PLC	8,975,816	17,575,245
Barratt Developments PLC	572,467	4,100,872
Berkeley Group Holdings PLC	62,164	3,711,259
BP PLC	10,012,139	59,352,638
British American Tobacco PLC	1,225,880	35,868,248
BT Group PLC	3,737,164	5,888,219
Bunzl PLC	195,061	7,926,405
Burberry Group PLC	217,617	3,925,144

Security	Shares	Value

United Kingdom (continued)
Centrica PLC	3,216,542	$5,766,298
Coca-Cola Europacific Partners PLC	120,093	8,015,007
Compass Group PLC	1,000,288	27,371,199
Croda International PLC	80,329	5,167,077
DCC PLC, Series A	56,360	4,147,026
Diageo PLC	1,296,553	47,058,598
Endeavour Mining PLC	105,431	2,359,144
GSK PLC	2,381,746	43,988,919
Haleon PLC	3,200,587	13,104,069
Halma PLC	220,149	6,401,028
Hargreaves Lansdown PLC	212,479	1,985,818
HSBC Holdings PLC	11,406,094	92,274,841
Imperial Brands PLC	495,698	11,414,833
Informa PLC	803,109	7,988,046
InterContinental Hotels Group PLC	97,112	8,757,158
Intertek Group PLC	91,776	4,968,439
J Sainsbury PLC	963,891	3,716,205
JD Sports Fashion PLC	1,471,362	3,105,069
Kingfisher PLC(c)	1,117,069	3,461,107
Land Securities Group PLC	402,198	3,609,493
Legal & General Group PLC	3,439,126	10,990,374
Lloyds Banking Group PLC, Series L	37,160,272	22,539,039
London Stock Exchange Group PLC	245,021	28,964,306
M&G PLC	1,315,277	3,722,381
Melrose Industries PLC	784,818	5,672,962
Mondi PLC	282,082	5,518,851
National Grid PLC	2,145,088	28,897,155
NatWest Group PLC	3,334,017	9,286,583
Next PLC	69,601	7,194,989
Ocado Group PLC(a)	331,793	3,205,100
Pearson PLC	369,259	4,535,581
Persimmon PLC	182,312	3,222,578
Phoenix Group Holdings PLC	431,458	2,937,856
Prudential PLC	1,588,630	17,924,013
Reckitt Benckiser Group PLC	417,376	28,800,367
RELX PLC	1,092,673	43,350,499
Rentokil Initial PLC	1,454,085	8,195,602
Rolls-Royce Holdings PLC(a)	4,895,928	18,674,875
Sage Group PLC	591,440	8,829,491
Schroders PLC	476,250	2,604,020
Segro PLC	671,913	7,577,336
Severn Trent PLC	154,051	5,065,890
Shell PLC	3,868,473	126,630,850
Smith & Nephew PLC	504,757	6,933,880
Smiths Group PLC	197,523	4,433,485
Spirax-Sarco Engineering PLC	42,910	5,741,173
SSE PLC	635,210	14,994,755
St. James’s Place PLC	322,095	2,802,325
Standard Chartered PLC	1,373,372	11,654,622
Taylor Wimpey PLC, Series L	2,016,528	3,774,770
Tesco PLC	4,136,262	15,323,712
Unilever PLC	1,451,193	70,253,683
United Utilities Group PLC	395,236	5,338,953
Vodafone Group PLC	13,290,249	11,606,897
Whitbread PLC	115,020	5,355,022
Wise PLC, Class A(a)	349,644	3,888,559
WPP PLC	622,070	5,941,938

		1,224,420,547

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	iShares MSCI EAFE International Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States — 1.3%
Roche Holding AG	427,142	$124,538,359

Total Common Stocks — 98.4% (Cost: $6,966,539,261)		9,362,881,548

Preferred Securities

Preferred Stocks — 0.4%

Germany — 0.4%
Bayerische Motoren Werke AG	34,269	3,409,861
Dr Ing hc F Porsche AG(b)	65,847	5,799,613
Henkel AG & Co. KGaA	98,928	7,957,967
Porsche Automobil Holding SE	89,157	4,556,082
Sartorius AG	15,272	5,608,196
Volkswagen AG	119,946	14,784,093

		42,115,812

Total Preferred Securities — 0.4% (Cost: $42,948,064)		42,115,812

Total Long-Term Investments — 98.8% (Cost: $7,009,487,325)		9,404,997,360

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(e)(f)(g)	21,799,896	21,812,976
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(e)(f)	24,213,354	24,213,354

Total Short-Term Securities — 0.5% (Cost: $46,021,343)		46,026,330

Total Investments — 99.3% (Cost: $7,055,508,668)		9,451,023,690

Other Assets Less Liabilities — 0.7%		64,745,894

Net Assets — 100.0%		$9,515,769,584

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of this security is on loan.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$66,124,984	$—		$(44,335,597	)(a)	$28,664	$(5,075)	$21,812,976	21,799,896	$240,108	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	16,740,802	7,472,552	(a)	—		—	—	24,213,354	24,213,354	919,958		—

iShares MSCI EAFE ETF(c)	—	650,264,017		(657,835,539)		7,571,522	—	—	—	—		—

						$7,600,186	$(5,075)	$46,026,330		$1,160,066		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	As of period end, the entity is no longer held.

F U N D S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2023	iShares MSCI EAFE International Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Nikkei 225 Index	225	03/07/24	$26,572	$184,690
Euro Stoxx 50 Index	892	03/15/24	44,817	(132,222)
FTSE 100 Index	249	03/15/24	24,588	397,484
SPI 200 Index	106	03/21/24	13,684	229,427

				$679,379

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$811,601	$—	$—	$—	$811,601

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$132,222	$—	$—	$—	$132,222

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$9,114,153	$—	$—	$—	$9,114,153

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$2,757,042	$—	$—	$—	$2,757,042

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$112,044,036

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	iShares MSCI EAFE International Index Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$786,586,809	$—	$786,586,809
Austria	—	17,520,192	—	17,520,192
Belgium	6,655,246	69,819,718	—	76,474,964
Chile	—	4,922,067	—	4,922,067
China	1,813,443	10,714,809	—	12,528,252
Denmark	—	314,805,332	—	314,805,332
Finland	3,775,907	97,918,826	—	101,694,733
France	—	1,098,517,877	—	1,098,517,877
Germany	—	759,680,412	—	759,680,412
Hong Kong	—	190,195,806	—	190,195,806
Ireland	8,645,794	109,355,401	—	118,001,195
Isle of Man	—	4,691,319	—	4,691,319
Israel	29,213,676	35,347,554	—	64,561,230
Italy	1,847,642	210,318,335	—	212,165,977
Japan	—	2,105,139,516	—	2,105,139,516
Jordan	—	2,172,223	—	2,172,223
Luxembourg	—	18,276,631	—	18,276,631
Macau	—	4,169,345	—	4,169,345
Netherlands	27,263,994	447,038,097	—	474,302,091
New Zealand	9,520,276	14,048,612	—	23,568,888
Norway	4,600,547	59,097,149	—	63,697,696
Portugal	—	17,626,879	—	17,626,879
Singapore	12,473,282	114,429,513	—	126,902,795
South Africa	—	18,496,307	—	18,496,307
Spain	—	243,569,943	—	243,569,943
Sweden	2,947,866	299,313,542	—	302,261,408
Switzerland	7,612,063	843,780,691	—	851,392,754
United Arab Emirates	—	—	1	1
United Kingdom	33,048,644	1,191,371,903	—	1,224,420,547
United States	—	124,538,359	—	124,538,359
Preferred Securities
Preferred Stocks	—	42,115,812	—	42,115,812

Short-Term Securities
Money Market Funds	46,026,330	—	—	46,026,330

	$195,444,710	$9,255,578,979	$1	$9,451,023,690

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$811,601	$—	$811,601
Liabilities
Equity Contracts	—	(132,222)	—	(132,222)

	$—	$679,379	$—	$679,379

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

F U N D S C H E D U L E S O F I N V E S T M E N T S	35

Statements of Assets and Liabilities

December 31, 2023

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

ASSETS
Investments, at value — unaffiliated(a)(b)	$253,909,999	$274,404,845	$9,404,997,360	$—
Investments, at value — Master Small Cap Index Series	—	—	—	2,768,215,930
Investments, at value — affiliated(c)	3,355,327	2,285,632	46,026,330	—
Cash pledged for futures contracts	—	—	6,182,788	—
Foreign currency, at value(d)	—	—	75,273,052	—
Receivables:
Investments sold	—	2,715,599	—	—
Securities lending income — affiliated	—	1,757	7,788	—
Capital shares sold	126,486	3,302,221	34,673,979	9,031,224
Dividends — unaffiliated	—	—	25,221,626	—
Dividends — affiliated	8,218	8,814	58,178	—
Interest — unaffiliated	3,026,520	721,689	—	—
From the Manager	—	35,543	—	—
Variation margin on futures contracts	—	—	60,756	—
Withdrawals from the Master Portfolio	—	—	—	15,278,788
Prepaid expenses	47,942	52,194	—	53,055

Total assets	260,474,492	283,528,294	9,592,501,857	2,792,578,997

LIABILITIES
Bank overdraft	15,759	9,618	—	—
Collateral on securities loaned	—	—	21,805,959	—
Payables:
Investments purchased	—	4,162,357	—	—
Accounting services fees	2,256	2,256	—	1,241
Administration fees	—	—	265,954	65,476
Capital shares redeemed	571,447	1,435,482	53,779,007	24,310,037
Custodian fees	1,011	804	—	—
Income dividend distributions	23,406	9,134	—	—
Investment advisory fees	21,381	—	77,863	—
Directors’ and Officer’s fees	1,820	1,708	17,434	—
Recoupment of past waived fees	6,297	—	—	—
Other accrued expenses	1,993	8,068	93,251	7,823
Professional fees	33,347	37,411	429,567	35,320
Service fees	47,367	585	107,884	101,011
Transfer agent fees	21,502	16,366	17,984	132,138
Variation margin on futures contracts	—	—	137,370	—

Total liabilities	747,586	5,683,789	76,732,273	24,653,046

Commitments and contingent liabilities

NET ASSETS	$259,726,906	$277,844,505	$9,515,769,584	$2,767,925,951

NET ASSETS CONSIST OF
Paid-in capital	$263,186,911	$288,029,493	$8,588,771,133	$2,299,035,762
Accumulated earnings (loss)	(3,460,005)	(10,184,988)	926,998,451	468,890,189

NET ASSETS	$259,726,906	$277,844,505	$9,515,769,584	$2,767,925,951

(a) Investments, at cost — unaffiliated	$255,549,469	$277,078,734	$7,009,487,325	$—
(b) Securities loaned, at value	$—	$—	$20,724,237	$—
(c) Investments, at cost — affiliated	$3,355,171	$2,285,632	$46,021,343	$—
(d) Foreign currency, at cost	$—	$—	$74,073,327	$—

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (continued)

December 31, 2023

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

NET ASSET VALUE

Institutional
Net assets	$41,268,360	$120,828,484	$1,126,850,384	$400,743,380

Shares outstanding	3,688,478	12,623,041	74,190,990	17,500,447

Net asset value	$11.19	$9.57	$15.19	$22.90

Shares authorized	Unlimited	Unlimited	1.208 billion	208 million

Par value	$0.001	$0.001	$0.0001	$0.0001

Investor A
Net assets	$19,071,230	$2,092,690	$385,831,767	$206,976,720

Shares outstanding	1,704,663	218,343	25,591,943	9,025,349

Net asset value	$11.19	$9.58	$15.08	$22.93

Shares authorized	Unlimited	Unlimited	208 million	208 million

Par value	$0.001	$0.001	$0.0001	$0.0001

Investor P
Net assets	$199,289,906	N/A	$137,724,660	$287,808,342

Shares outstanding	17,813,559	N/A	9,167,536	12,597,173

Net asset value	$11.19	N/A	$15.02	$22.85

Shares authorized	Unlimited	N/A	2 billion	2 billion

Par value	$0.001	N/A	$0.0001	$0.0001

Class G
Net assets	N/A	N/A	$2,737,539,109	N/A

Shares outstanding	N/A	N/A	180,092,359	N/A

Net asset value	N/A	N/A	$15.20	N/A

Shares authorized	N/A	N/A	800 million	N/A

Par value	N/A	N/A	$0.0001	N/A

Class K
Net assets	$97,410	$154,923,331	$5,127,823,664	$1,872,397,509

Shares outstanding	8,707	16,164,998	337,210,483	81,484,805

Net asset value	$11.19	$9.58	$15.21	$22.98

Shares authorized	Unlimited	Unlimited	1.208 billion	1.208 billion

Par value	$0.001	$0.001	$0.0001	$0.0001

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	37

Statements of Operations

Year Ended December 31, 2023

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$—	$—	$287,198,678	$—
Dividends — affiliated	69,882	137,113	919,958	—
Interest — unaffiliated	8,383,194	6,929,287	—	—
Securities lending income — affiliated — net	—	1,915	240,108	—
Other income — unaffiliated	—	—	522,176	—
Foreign taxes withheld	—	—	(24,802,716)	—
Foreign withholding tax claims	—	—	6,428,675	—
Net investment income allocated from the Master Small Cap Index Series:
Dividends — unaffiliated	—	—	—	38,679,614
Dividends — affiliated	—	—	—	1,585,503
Interest — unaffiliated	—	—	—	33,893
Securities lending income — affiliated — net	—	—	—	3,551,308
Foreign taxes withheld	—	—	—	(87,404)
Expenses	—	—	—	(491,267)
Fees waived	—	—	—	22,197

Total investment income	8,453,076	7,068,315	270,506,879	43,293,844

EXPENSES
Service — class specific	570,077	6,268	1,237,358	1,160,198
Investment advisory	267,328	17,612	870,479	—
Transfer agent — class specific	134,830	58,087	—	696,059
Professional	98,945	126,008	744,271	62,718
Registration	84,483	63,371	—	117,269
Printing and postage	33,834	41,667	—	26,419
Accounting services	9,030	9,034	—	4,976
Directors and Officer	8,100	7,439	66,521	—
Recoupment of past waived and/or reimbursed fees — class specific	5,384	—	—	—
Custodian	3,294	3,049	—	—
Administration	—	—	—	1,052,529
Administration — class specific	—	—	3,360,894	—
Miscellaneous	29,319	15,456	208	19,982

Total expenses excluding interest expense	1,244,624	347,991	6,279,731	3,140,150
Interest expense	—	—	353	—

Total expenses	1,244,624	347,991	6,280,084	3,140,150
Less:
Fees waived and/or reimbursed by the Administrator	—	—	—	(26,399)
Fees waived and/or reimbursed by the Manager	(9,309)	(177,765)	(129,208)	—
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(21,031)	(31,127)	—	(205,594)

Total expenses after fees waived and/or reimbursed	1,214,284	139,099	6,150,876	2,908,157

Net investment income	7,238,792	6,929,216	264,356,003	40,385,687

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,362,650)	(2,682,794)	(118,339,804)	—
Investments — affiliated	(169)	—	7,600,186	—
Foreign currency transactions	—	—	(1,594,437)	—
Futures contracts	—	—	9,114,153	—
Net realized gain (loss) allocated from the Master Small Cap Index Series from:
Investments — unaffiliated	—	—	—	9,935,091
Investments — affiliated	—	—	—	1,490,688
Futures contracts	—	—	—	2,485,377
Swaps	—	—	—	1,150,755

	(1,362,819)	(2,682,794)	(103,219,902)	15,061,911

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (continued)

Year Ended December 31, 2023

	iShares Municipal Bond Index Fund	iShares Short-Term TIPS Bond Index Fund	iShares MSCI EAFE International Index Fund	iShares Russell 2000 Small-Cap Index Fund

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	$10,046,343	$4,664,334	$1,300,207,654	$—
Investments — affiliated	183	—	(5,075)	—
Foreign currency translations	—	—	1,672,748	—
Futures contracts	—	—	2,757,042	—
Net change in unrealized appreciation (depreciation) allocated from Master Small Cap Index Series on:
Investments — unaffiliated	—	—	—	355,787,414
Investments — affiliated	—	—	—	2,214,905
Futures contracts	—	—	—	138,830
Swaps	—	—	—	388,709

	10,046,526	4,664,334	1,304,632,369	358,529,858

Net realized and unrealized gain	8,683,707	1,981,540	1,201,412,467	373,591,769

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$15,922,499	$8,910,756	$1,465,768,470	$413,977,456

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	39

Statements of Changes in Net Assets

	iShares Municipal Bond Index Fund		iShares Short-Term TIPS Bond Index Fund

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$7,238,792	$7,387,171	$6,929,216	$8,596,075
Net realized loss	(1,362,819)	(729,225)	(2,682,794)	(4,717,963)
Net change in unrealized appreciation (depreciation)	10,046,526	(35,793,824)	4,664,334	(8,963,607)

Net increase (decrease) in net assets resulting from operations	15,922,499	(29,135,878)	8,910,756	(5,085,495)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(1,140,391)	(796,740)	(2,084,691)	(2,804,472)
Investor A	(519,335)	(511,155)	(92,099)	(121,688)
Investor P	(5,555,089)	(6,184,204)	—	—
Class K	(2,921)	(2,763)	(4,749,773)	(5,656,150)
Return of capital
Institutional	—	—	(5,463)	(9,161)
Investor A	—	—	(267)	(468)
Class K	—	—	(13,026)	(20,245)

Decrease in net assets resulting from distributions to shareholders	(7,217,736)	(7,494,862)	(6,945,319)	(8,612,184)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(29,234,014)	(11,343,682)	140,118,911	44,739,190

NET ASSETS
Total increase (decrease) in net assets	(20,529,251)	(47,974,422)	142,084,348	31,041,511
Beginning of year	280,256,157	328,230,579	135,760,157	104,718,646

End of year	$259,726,906	$280,256,157	$277,844,505	$135,760,157

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares MSCI EAFE International Index Fund		iShares Russell 2000 Small-Cap Index Fund

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$264,356,003	$245,816,336	$40,385,687	$35,520,785
Net realized gain (loss)	(103,219,902)	(117,015,183)	15,061,911	(45,853,774)
Net change in unrealized appreciation (depreciation)	1,304,632,369	(1,406,167,395)	358,529,858	(673,608,609)

Net increase (decrease) in net assets resulting from operations	1,465,768,470	(1,277,366,242)	413,977,456	(683,941,598)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(35,553,987)	(28,819,074)	(10,194,573)	(6,608,956)
Investor A	(11,099,208)	(8,746,128)	(5,449,687)	(2,784,133)
Investor P	(3,952,518)	(3,057,353)	(7,634,389)	(3,814,743)
Class G	(81,197,080)	—	—	—
Class K	(162,225,094)	(169,428,266)	(54,470,520)	(30,551,485)

Decrease in net assets resulting from distributions to shareholders	(294,027,887)	(210,050,821)	(77,749,169)	(43,759,317)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	599,156,405	704,872,365	(172,089,720)	(34,710,452)

NET ASSETS
Total increase (decrease) in net assets	1,770,896,988	(782,544,698)	164,138,567	(762,411,367)
Beginning of year	7,744,872,596	8,527,417,294	2,603,787,384	3,366,198,751

End of year	$9,515,769,584	$7,744,872,596	$2,767,925,951	$2,603,787,384

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	41

Financial Highlights

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund
	Institutional

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$10.81		$12.16		$12.29	$12.02	$11.59

Net investment income(a)	0.32		0.30		0.29	0.30	0.30
Net realized and unrealized gain (loss)(b)	0.38		(1.35)		(0.11)	0.29	0.56

Net increase (decrease) from investment operations	0.70		(1.05)		0.18	0.59	0.86

Distributions(c)
From net investment income	(0.32)		(0.30)		(0.29)	(0.30)	(0.30)
From net realized gain	—		(0.00	)(d)	(0.02)	(0.02)	(0.13)

Total distributions	(0.32)		(0.30)		(0.31)	(0.32)	(0.43)

Net asset value, end of year	$11.19		$10.81		$12.16	$12.29	$12.02

Total Return(e)
Based on net asset value	6.58%		(8.61)%		1.54%	4.97%	7.52%

Ratios to Average Net Assets(f)
Total expenses	0.25	%(g)	0.24%		0.25%	0.23%	0.30	%(h)

Total expenses after fees waived and/or reimbursed	0.25%		0.24%		0.24%	0.22%	0.23	%(h)

Net investment income	2.92%		2.75%		2.40%	2.46%	2.49%

Supplemental Data
Net assets, end of year (000)	$41,268		$37,235		$11,794	$6,115	$477

Portfolio turnover rate	10%		21%		7%	8%	24%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.24% and 0.23%, respectively.

See notes to financial statements.

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)
	Investor A

	Year Ended 12/31/23	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$10.81	$12.16		$12.29	$12.02	$11.59

Net investment income(a)	0.29	0.27		0.26	0.27	0.27
Net realized and unrealized gain (loss)(b)	0.38	(1.35)		(0.11)	0.29	0.56

Net increase (decrease) from investment operations	0.67	(1.08)		0.15	0.56	0.83

Distributions(c)
From net investment income	(0.29)	(0.27)		(0.26)	(0.27)	(0.27)
From net realized gain	—	(0.00	)(d)	(0.02)	(0.02)	(0.13)

Total distributions	(0.29)	(0.27)		(0.28)	(0.29)	(0.40)

Net asset value, end of year	$11.19	$10.81		$12.16	$12.29	$12.02

Total Return(e)
Based on net asset value	6.31%	(8.85)%		1.28%	4.70%	7.24%

Ratios to Average Net Assets(f)
Total expenses	0.55%	0.51%		0.53%	0.50%	0.62	%(g)

Total expenses after fees waived and/or reimbursed	0.50%	0.50%		0.50%	0.48%	0.50	%(g)

Net investment income	2.66%	2.45%		2.15%	2.22%	2.25%

Supplemental Data
Net assets, end of year (000)	$19,071	$20,060		$23,348	$23,315	$23,805

Portfolio turnover rate	10%	21%		7%	8%	24%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.56% and 0.50%, respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	43

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)
	Investor P

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$10.81		$12.16		$12.29	$12.02	$11.59

Net investment income(a)	0.29		0.27		0.26	0.27	0.27
Net realized and unrealized gain (loss)(b)	0.38		(1.35)		(0.11)	0.29	0.56

Net increase (decrease) from investment operations	0.67		(1.08)		0.15	0.56	0.83

Distributions(c)
From net investment income	(0.29)		(0.27)		(0.26)	(0.27)	(0.27)
From net realized gain	—		(0.00	)(d)	(0.02)	(0.02)	(0.13)

Total distributions	(0.29)		(0.27)		(0.28)	(0.29)	(0.40)

Net asset value, end of year	$11.19		$10.81		$12.16	$12.29	$12.02

Total Return(e)
Based on net asset value	6.32%		(8.84)%		1.29%	4.69%	7.25%

Ratios to Average Net Assets(f)
Total expenses	0.50	%(g)	0.49%		0.49%	0.50%	0.53	%(h)

Total expenses after fees waived and/or reimbursed	0.49%		0.49%		0.49%	0.49%	0.50	%(h)

Net investment income	2.67%		2.45%		2.16%	2.21%	2.26%

Supplemental Data
Net assets, end of year (000)	$199,290		$222,859		$292,983	$316,772	$333,565

Portfolio turnover rate	10%		21%		7%	8%	24%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(h)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.47% and 0.50%, respectively.

See notes to financial statements.

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Municipal Bond Index Fund (continued)
	Class K

	Year Ended 12/31/23	Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$10.81	$12.16		$12.29	$12.02	$11.59

Net investment income(a)	0.32	0.31		0.30	0.30	0.30
Net realized and unrealized gain (loss)(b)	0.38	(1.35)		(0.11)	0.29	0.56

Net increase (decrease) from investment operations	0.70	(1.04)		0.19	0.59	0.86

Distributions(c)
From net investment income	(0.32)	(0.31)		(0.30)	(0.30)	(0.30)
From net realized gain	—	(0.00	)(d)	(0.02)	(0.02)	(0.13)

Total distributions	(0.32)	(0.31)		(0.32)	(0.32)	(0.43)

Net asset value, end of year	$11.19	$10.81		$12.16	$12.29	$12.02

Total Return(e)
Based on net asset value	6.63%	(8.58)%		1.58%	5.00%	7.57%

Ratios to Average Net Assets(f)
Total expenses	0.27%	0.32%		0.25%	0.24%	0.27	%(g)

Total expenses after fees waived and/or reimbursed	0.20%	0.20%		0.20%	0.20%	0.20	%(g)

Net investment income	2.96%	2.75%		2.45%	2.50%	2.55%

Supplemental Data
Net assets, end of year (000)	$97	$102		$106	$107	$105

Portfolio turnover rate	10%	21%		7%	8%	24%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)

Includes non-recurring expenses of offering costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed and paid indirectly would have been 0.21% and 0.20%, respectively.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	45

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund
	Institutional

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$9.52		$10.37		$10.30	$9.98		$9.74

Net investment income(a)	0.37		0.63		0.46	0.25		0.15
Net realized and unrealized gain (loss)(b)	0.04		(0.91)		0.07	0.23		0.30

Net increase (decrease) from investment operations	0.41		(0.28)		0.53	0.48		0.45

Distributions(c)
From net investment income	(0.36)		(0.57)		(0.46)	(0.16)		(0.21)
From net realized gain	—		—		—	(0.00	)(d)	—
Return of capital	(0.00	)(d)	(0.00	)(d)	—	—		—

Total distributions	(0.36)		(0.57)		(0.46)	(0.16)		(0.21)

Net asset value, end of year	$9.57		$9.52		$10.37	$10.30		$9.98

Total Return(e)
Based on net asset value	4.41%		(2.81)%		5.18%	4.89%		4.66%

Ratios to Average Net Assets(f)
Total expenses	0.23%		0.19%		0.29%	0.55%		3.24%

Total expenses after fees waived and/or reimbursed	0.11%		0.08%		0.07%	0.07%		0.11%

Net investment income	3.99%		6.44%		4.41%	2.51%		1.47%

Supplemental Data
Net assets, end of year (000)	$120,828		$23,581		$18,004	$16,549		$721

Portfolio turnover rate	34%		58%		10%	22%		45%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund (continued)
	Investor A

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$9.53		$10.41		$10.34	$9.97		$9.74

Net investment income(a)	0.35		0.54		0.40	0.07		0.19
Net realized and unrealized gain (loss)(b)	0.04		(0.85)		0.10	0.39		0.23

Net increase (decrease) from investment operations	0.39		(0.31)		0.50	0.46		0.42

Distributions(c)
From net investment income	(0.34)		(0.57)		(0.43)	(0.09)		(0.19)
From net realized gain	—		—		—	(0.00	)(d)	—
Return of capital	(0.00	)(d)	(0.00	)(d)	—	—		—

Total distributions	(0.34)		(0.57)		(0.43)	(0.09)		(0.19)

Net asset value, end of year	$9.58		$9.53		$10.41	$10.34		$9.97

Total Return(e)
Based on net asset value	4.22%		(3.15)%		4.89%	4.64%		4.39%

Ratios to Average Net Assets(f)
Total expenses	0.60%		0.58%		0.71%	1.18%		3.36%

Total expenses after fees waived and/or reimbursed	0.36%		0.36%		0.36%	0.36%		0.36%

Net investment income	3.70%		5.46%		3.79%	0.71%		1.94%

Supplemental Data
Net assets, end of year (000)	$2,093		$2,514		$1,908	$1,475		$737

Portfolio turnover rate	34%		58%		10%	22%		45%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	47

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Short-Term TIPS Bond Index Fund (continued)
	Class K

	Year Ended 12/31/23		Year Ended 12/31/22		Year Ended 12/31/21	Year Ended 12/31/20		Year Ended 12/31/19

Net asset value, beginning of year	$9.53		$10.41		$10.34	$9.98		$9.76

Net investment income(a)	0.37		0.58		0.49	0.12		0.25
Net realized and unrealized gain (loss)(b)	0.05		(0.86)		0.04	0.36		0.21

Net increase (decrease) from investment operations	0.42		(0.28)		0.53	0.48		0.46

Distributions(c)
From net investment income	(0.37)		(0.60)		(0.46)	(0.12)		(0.24)
From net realized gain	—		—		—	(0.00	)(d)	—
Return of capital	(0.00	)(d)	(0.00	)(d)	—	—		—

Total distributions	(0.37)		(0.60)		(0.46)	(0.12)		(0.24)

Net asset value, end of year	$9.58		$9.53		$10.41	$10.34		$9.98

Total Return(e)
Based on net asset value	4.51%		(2.86)%		5.19%	4.87%		4.72%

Ratios to Average Net Assets(f)
Total expenses	0.18%		0.18%		0.28%	0.71%		2.14%

Total expenses after fees waived and/or reimbursed	0.06%		0.06%		0.06%	0.06%		0.06%

Net investment income	3.92%		5.88%		4.69%	1.17%		2.55%

Supplemental Data
Net assets, end of year (000)	$154,923		$109,665		$84,806	$41,536		$16,112

Portfolio turnover rate	34%		58%		10%	22%		45%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund
	Institutional

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$13.25	$15.85	$14.68	$13.86	$11.76

Net investment income(a)	0.43	0.41	0.41	0.30	0.42
Net realized and unrealized gain (loss)(b)	1.99	(2.64)	1.24	0.81	2.14

Net increase (decrease) from investment operations	2.42	(2.23)	1.65	1.11	2.56

Distributions from net investment income(c)	(0.48)	(0.37)	(0.48)	(0.29)	(0.46)

Net asset value, end of year	$15.19	$13.25	$15.85	$14.68	$13.86

Total Return(d)
Based on net asset value	18.33%	(14.18)%	11.28%	8.03%	21.80%

Ratios to Average Net Assets(e)
Total expenses	0.10%	0.09%	0.09%	0.09%	0.08%

Total expenses after fees waived and/or reimbursed	0.10%	0.09%	0.09%	0.09%	0.08%

Net investment income	2.97%	3.06%	2.57%	2.35%	3.23%

Supplemental Data
Net assets, end of year (000)	$1,126,850	$1,036,641	$1,058,978	$1,004,855	$876,551

Portfolio turnover rate	17%	4%	3%	8%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	49

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)
	Investor A

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$13.16	$15.74	$14.58	$13.78	$11.69

Net investment income(a)	0.39	0.38	0.36	0.27	0.39
Net realized and unrealized gain (loss)(b)	1.97	(2.63)	1.24	0.78	2.12

Net increase (decrease) from investment operations	2.36	(2.25)	1.60	1.05	2.51

Distributions from net investment income(c)	(0.44)	(0.33)	(0.44)	(0.25)	(0.42)

Net asset value, end of year	$15.08	$13.16	$15.74	$14.58	$13.78

Total Return(d)
Based on net asset value	18.02%	(14.36)%	11.01%	7.68%	21.53%

Ratios to Average Net Assets(e)
Total expenses	0.35%	0.34%	0.34%	0.35%	0.35%

Total expenses after fees waived and/or reimbursed	0.35%	0.34%	0.34%	0.35%	0.35%

Net investment income	2.75%	2.85%	2.31%	2.11%	3.00%

Supplemental Data
Net assets, end of year (000)	$385,832	$348,314	$385,287	$351,999	$340,750

Portfolio turnover rate	17%	4%	3%	8%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)
	Investor P

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$13.12	$15.69	$14.53	$13.73	$11.65

Net investment income(a)	0.39	0.39	0.36	0.26	0.39
Net realized and unrealized gain (loss)(b)	1.95	(2.63)	1.24	0.79	2.11

Net increase (decrease) from investment operations	2.34	(2.24)	1.60	1.05	2.50

Distributions from net investment income(c)	(0.44)	(0.33)	(0.44)	(0.25)	(0.42)

Net asset value, end of year	$15.02	$13.12	$15.69	$14.53	$13.73

Total Return(d)
Based on net asset value	17.92%	(14.36)%	11.05%	7.68%	21.51%

Ratios to Average Net Assets(e)
Total expenses	0.35%	0.34%	0.34%	0.37%	0.39%

Total expenses after fees waived and/or reimbursed	0.35%	0.34%	0.34%	0.37%	0.36%

Net investment income	2.76%	2.87%	2.30%	2.08%	2.97%

Supplemental Data
Net assets, end of year (000)	$137,725	$123,463	$153,682	$146,759	$149,612

Portfolio turnover rate	17%	4%	3%	8%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	51

Financial Highlights (continued)

(For a share outstanding throughout each period)

iShares MSCI EAFE International Index Fund (continued)
Class G

Period from 10/16/23(a) to 12/31/23

Net asset value, beginning of period	$14.14

Net investment income(b)	0.03
Net realized and unrealized gain(c)	1.50

Net increase from investment operations	1.53

Distributions from net investment income(d)	(0.47)

Net asset value, end of period	$15.20

Total Return(e)
Based on net asset value	10.85	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.03	%(h)

Total expenses after fees waived and/or reimbursed	0.02	%(h)

Net investment income	0.89	%(h)

Supplemental Data
Net assets, end of period (000)	$2,737,539

Portfolio turnover rate	17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.

See notes to financial statements.

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares MSCI EAFE International Index Fund (continued)
	Class K

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$13.27	$15.86	$14.69	$13.87	$11.76

Net investment income(a)	0.46	0.43	0.41	0.31	0.43
Net realized and unrealized gain (loss)(b)	1.96	(2.65)	1.24	0.80	2.14

Net increase (decrease) from investment operations	2.42	(2.22)	1.65	1.11	2.57

Distributions from net investment income(c)	(0.48)	(0.37)	(0.48)	(0.29)	(0.46)

Net asset value, end of year	$15.21	$13.27	$15.86	$14.69	$13.87

Total Return(d)
Based on net asset value	18.34%	(14.07)%	11.33%	8.07%	21.94%

Ratios to Average Net Assets(e)
Total expenses	0.05%	0.04%	0.04%	0.04%	0.03%

Total expenses after fees waived and/or reimbursed	0.05%	0.04%	0.04%	0.04%	0.03%

Net investment income	3.14%	3.19%	2.60%	2.39%	3.28%

Supplemental Data
Net assets, end of year (000)	$5,127,824	$6,236,454	$6,929,470	$5,143,404	$6,870,922

Portfolio turnover rate	17%	4%	3%	8%	4%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	53

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund
	Institutional

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$20.17	$25.76	$24.19	$20.46	$16.87

Net investment income(a)	0.33	0.27	0.25	0.23	0.27
Net realized and unrealized gain (loss)(b)	3.07	(5.52)	3.28	3.84	4.02

Net increase (decrease) from investment operations	3.40	(5.25)	3.53	4.07	4.29

Distributions(c)
From net investment income	(0.35)	(0.28)	(0.29)	(0.25)	(0.28)
From net realized gain	(0.32)	(0.06)	(1.67)	(0.09)	(0.42)

Total distributions	(0.67)	(0.34)	(1.96)	(0.34)	(0.70)

Net asset value, end of year	$22.90	$20.17	$25.76	$24.19	$20.46

Total Return(d)
Based on net asset value	16.90%	(20.39)%	14.73%	19.97%	25.50%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.13%	0.13%	0.12%	0.16%	0.16%

Total expenses after fees waived and/or reimbursed	0.12%	0.12%	0.12%	0.12%	0.12%

Net investment income	1.55%	1.26%	0.93%	1.22%	1.38%

Supplemental Data
Net assets, end of year (000)	$400,743	$390,670	$479,451	$331,429	$227,381

Portfolio turnover rate of the Series	29%	38%	31%	27%	20%

(a)	Based on average Common Shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)
	Investor A

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$20.20	$25.79	$24.22	$20.49	$16.89

Net investment income(a)	0.27	0.22	0.18	0.17	0.22
Net realized and unrealized gain (loss)(b)	3.08	(5.52)	3.28	3.85	4.03

Net increase (decrease) from investment operations	3.35	(5.30)	3.46	4.02	4.25

Distributions(c)
From net investment income	(0.30)	(0.23)	(0.22)	(0.20)	(0.23)
From net realized gain	(0.32)	(0.06)	(1.67)	(0.09)	(0.42)

Total distributions	(0.62)	(0.29)	(1.89)	(0.29)	(0.65)

Net asset value, end of year	$22.93	$20.20	$25.79	$24.22	$20.49

Total Return(d)
Based on net asset value	16.60%	(20.57)%	14.38%	19.66%	25.20%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.42%	0.40%	0.40%	0.41%	0.42%

Total expenses after fees waived and/or reimbursed	0.37%	0.37%	0.37%	0.37%	0.37%

Net investment income	1.29%	1.01%	0.66%	0.93%	1.14%

Supplemental Data
Net assets, end of year (000)	$206,977	$194,549	$243,110	$257,905	$273,413

Portfolio turnover rate of the Series	29%	38%	31%	27%	20%

(a)	Based on average Common Shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	55

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)
	Investor P

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$20.13	$25.70	$24.14	$20.43	$16.84

Net investment income(a)	0.27	0.22	0.18	0.18	0.22
Net realized and unrealized gain (loss)(b)	3.07	(5.50)	3.27	3.82	4.02

Net increase (decrease) from investment operations	3.34	(5.28)	3.45	4.00	4.24

Distributions(c)
From net investment income	(0.30)	(0.23)	(0.22)	(0.20)	(0.23)
From net realized gain	(0.32)	(0.06)	(1.67)	(0.09)	(0.42)

Total distributions	(0.62)	(0.29)	(1.89)	(0.29)	(0.65)

Net asset value, end of year	$22.85	$20.13	$25.70	$24.14	$20.43

Total Return(d)
Based on net asset value	16.62%	(20.57)%	14.42%	19.65%	25.25%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.38%	0.39%	0.38%	0.41%	0.40%

Total expenses after fees waived and/or reimbursed	0.36%	0.37%	0.37%	0.37%	0.36%

Net investment income	1.29%	1.01%	0.67%	0.95%	1.14%

Supplemental Data
Net assets, end of year (000)	$287,808	$266,391	$354,746	$329,486	$301,163

Portfolio turnover rate of the Series	29%	38%	31%	27%	20%

(a)	Based on average Common Shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Russell 2000 Small-Cap Index Fund (continued)
	Class K

	Year Ended 12/31/23	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Net asset value, beginning of year	$20.24	$25.84	$24.26	$20.52	$16.91

Net investment income(a)	0.34	0.28	0.27	0.24	0.28
Net realized and unrealized gain (loss)(b)	3.08	(5.53)	3.29	3.85	4.04

Net increase (decrease) from investment operations	3.42	(5.25)	3.56	4.09	4.32

Distributions(c)
From net investment income	(0.36)	(0.29)	(0.31)	(0.26)	(0.29)
From net realized gain	(0.32)	(0.06)	(1.67)	(0.09)	(0.42)

Total distributions	(0.68)	(0.35)	(1.98)	(0.35)	(0.71)

Net asset value, end of year	$22.98	$20.24	$25.84	$24.26	$20.52

Total Return(d)
Based on net asset value	16.95%	(20.32)%	14.78%	20.00%	25.62%

Ratios to Average Net Assets(e)(f)(g)
Total expenses	0.07%	0.07%	0.07%	0.08%	0.08%

Total expenses after fees waived and/or reimbursed	0.07%	0.07%	0.07%	0.07%	0.07%

Net investment income	1.60%	1.31%	0.99%	1.26%	1.44%

Supplemental Data
Net assets, end of year (000)	$1,872,398	$1,752,177	$2,288,892	$1,835,475	$1,502,229

Portfolio turnover rate of the Series	29%	38%	31%	27%	20%

(a)	Based on average Common Shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Series’ allocated fees waived of less than 0.01%.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	57

Notes to Financial Statements

1. ORGANIZATION

BlackRock FundsSM (the “Trust”) and BlackRock Index Funds, Inc. (the “Corporation”), are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Trust is organized as a Massachusetts business trust. The Corporation is organized as a Maryland corporation. The following, each of which is a series of one of the Trust or the Corporation are referred to herein collectively as the “Funds” or individually as a “Fund”:

Registrant Name	Fund Name	Herein Referred To As	Diversification Classification

BlackRock FundsSM	iShares Municipal Bond Index Fund	Municipal Bond Index	Diversified
	iShares Short-Term TIPS Bond Index Fund	Short-Term TIPS Bond Index	Diversified
BlackRock Index Funds, Inc.	iShares MSCI EAFE International Index Fund	International Index	Diversified
	iShares Russell 2000 Small-Cap Index Fund	Small Cap Index	Diversified

Small Cap Index seeks to achieve its investment objective by investing all of its assets in Master Small Cap Index Series (the “Series”), a series of Quantitative Master Series LLC (the “Master LLC”), and an affiliate of Small Cap Index, which has the same investment objective and strategies as Small Cap Index. The value of Small Cap Index’s investment in the Series reflects Small Cap Index’s proportionate interest in the net assets of the Series. The performance of Small Cap Index is directly affected by the performance of the Series. At December 31, 2023, the percentage of the Series owned by Small Cap Index was 60.6%. The financial statements of the Series, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with Small Cap Index’s financial statements.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor P Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Investor P Shares are only available through registered representatives of an insurance company’s broker-dealer that has entered into an agreement with the Fund’s distributor to offer such shares. Class G Shares are available only to investors on eligible platforms. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional and Investor A Shares	No	No		None

Class K and Class G Shares(a)	No	No		None
Investor P Shares	Yes	No	(b)	None

(a)	On the close of business on October 16, 2023, some of the issued and outstanding shares were redesignated as Class G Shares.
(b)	Investor P Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Board of Trustees of the Trust and the Board of Directors of the Corporation are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Directors”.

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA”) for Municipal Bond Index and BlackRock Advisors, LLC (“BAL”) for Short-Term TIPS Bond Index, International Index and Small Cap Index (“BFA” and “BAL” or together the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For Municipal Bond Index, Short-Term TIPS Bond Index and International Index, for financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when International Index is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

For Small Cap Index, for financial reporting purposes, contributions to and withdrawals from the Series are accounted for on a trade date basis. Small Cap Index records its proportionate share of the Series’ income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. In addition, Small Cap Index accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: International Index may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by International Index and Small Cap Index are recorded on the ex-dividend dates. Distributions from net investment income for Municipal Bond Index and Short-Term TIPS Bond Index are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Fund’s Manager as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. Small Cap Index’s policy is to value its financial instruments at fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees. Small Cap Index records its investment in the Series at fair value based on Small Cap Index’s proportionate interest in the net assets of the Series. Valuation of securities held by the Series is discussed in Note 3 of the Series’ Notes to Financial Statements, which are included elsewhere in this report.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements (continued)

benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. SECURITIES AND OTHER INVESTMENTS

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond is included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities on loan by counterparty which are subject to offset under an MSLA:

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount

International Index
HSBC Bank PLC	$16,665,969	$(16,665,969)	$—	$—
J.P. Morgan Securities LLC	3,483,612	(3,483,612)	—	—
Morgan Stanley	138,777	(138,777)	—	—

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements (continued)

Fund Name/Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount

International Index (continued)
State Street Bank & Trust Co.	$51,446	$(51,446)	$—	$—
Wells Fargo Bank N.A.	384,433	(384,433)	—	—

	$20,724,237	$(20,724,237)	$—	$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each of the Trust and the Corporation, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

	Municipal Bond Index	Short-Term TIPS Bond Index	International Index

Investment advisory fees	0.10%	0.01%	0.01%

Service Fees: The Corporation and the Trust , on behalf of each Fund entered into a Distribution Agreement and Distribution and Service Plans with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Municipal Bond Index		Short-Term TIPS Bond Index		International Index		Small Cap Index

Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees

Investor A	0.25%	N/A	0.25%	N/A	0.25%	N/A	0.25%	N/A
Investor P	0.25	N/A	N/A	N/A	0.25	N/A	0.25	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Funds. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

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Notes to Financial Statements (continued)

For the year ended December 31, 2023, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A	Investor P	Total
Municipal Bond Index	$48,894	$521,183	$570,077
Short-Term TIPS Bond Index	6,268	—	6,268
International Index	910,081	327,277	1,237,358
Small Cap Index	484,319	675,879	1,160,198

Administration: The Corporation, on behalf of Small Cap Index and International Index, entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, Small Cap Index pays the Administrator a monthly fee at an annual rate of 0.04% of the average daily net assets of Small Cap Index. Small Cap Index does not pay an investment advisory fee or investment management fee. For International Index, the Administrator is entitled to receive for these administrative services an annual fee of 0.08% based on the average daily net assets of International Index’s Institutional, Investor A and Investor P Shares, 0.015% of the average daily net assets of Class G Shares, and 0.03% of the average daily net assets of Class K Shares.

For the year ended December 31, 2023, the following table shows the class specific administration fees borne directly by each share class of International Index:

Fund Name	Institutional	Investor A	Investor P	Class G	Class K	Total
International Index	$862,496	$291,226	$104,729	$37,075	$2,065,368	$3,360,894

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2023, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2023, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor P	Class K	Total
Municipal Bond Index	$169	$5,813	$669	$14	$6,665
Short-Term TIPS Bond Index	228	1,515	—	1,778	3,521
Small Cap Index	6,575	33,303	3,961	8,682	52,521

For the year ended December 31, 2023, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor P	Class K	Total
Municipal Bond Index	$19,867	$18,628	$96,269	$66	$134,830
Short-Term TIPS Bond Index	37,289	4,731	—	16,067	58,087
Small Cap Index	235,770	196,788	180,374	83,127	696,059

Other Fees: For the year ended December 31, 2023, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor P Shares as follows:

Fund Name	Investor P
Municipal Bond Index	$2,157
International Index	6,930
Small Cap Index	13,681

For the year ended December 31, 2023, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor P
Municipal Bond Index	$—	$322
Small Cap Index	509	—

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to Municipal Bond Index, Short-Term TIPS Bond Index and International Index the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Trust or the Corporation, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2023, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
Municipal Bond Index	$2,155

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements (continued)

Fund Name	Fees Waived and/or Reimbursed by the Manager
Short-Term TIPS Bond Index	$1,585

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024, with respect to Municipal Bond Index, Short-Term TIPS Bond Index and International Index. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended ended December 31, 2023, the Manager of International Index waived $13,538 in investment advisory fees pursuant to these arrangements.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor P	Class K
Municipal Bond Index	0.25%	0.50%	0.50%	0.20%
Short-Term TIPS Bond Index	0.11	0.36	—	0.06
Small Cap Index	0.12	0.37	0.37	0.07

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024 with respect to Municipal Bond Index, Short-Term TIPS Bond Index and Small-Cap Index, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts of fees waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager/Administrator in the Statements of Operations. For the year ended December 31, 2023, the Funds waived the following amounts:

Fund Name	Fees Waived and/or Reimbursed by the Manager	Fees Waived and/or Reimbursed by the Administrator

Municipal Bond Index	$7,154	$—
Short-Term TIPS Bond Index	176,180	—
Small Cap Index	—	26,399

With respect to International Index, the fees and expenses of the Fund’s Independent Directors, counsel to the Independent Directors and the Fund’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. The Manager has contractually agreed to reimburse the Fund or provide an offsetting credit for such independent expenses through June 30, 2034. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended ended December 31, 2023, the amount waived and/or reimbursed was $115,670.

In addition, these amounts waived and/or reimbursed by the Manager are included in transfer agent fees waived and/or reimbursed by the Manager - class specific respectively, in the Statements of Operations. For the year ended December 31, 2023, class specific expense waivers and/or reimbursements were as follows:

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Investor A	Investor P	Class K	Total

Municipal Bond Index	$662	$8,158	$12,149	$62	$21,031
Short-Term TIPS Bond Index	11,629	3,475	—	16,023	31,127
Small Cap Index	45,232	91,032	48,399	20,931	205,594

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective February 16, 2023 for Short-Term TIPS Bond Index and November 16, 2025 for Municipal Bond Index, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses will be terminated.

For the year ended December 31, 2023, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

Fund Name	Institutional	Investor P
Municipal Bond Index	$371	$5,013

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of December 31, 2023, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement were as follows:

	Expiring
Fund Name/Fund Level/Share Class	12/31/24	11/16/25
Municipal Bond Index
Fund Level	$6,565	$7,154
Institutional	—	662
Investor A	2,466	8,158
Investor P	—	12,149
Class K	116	62

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired as follows:

Fund Name/Fund Level/Share Class	Expired 02/16/23
Short-Term TIPS Bond Index
Fund Level	$317,148
Institutional	73
Investor A	4,406
Class K	25,310

Fund Name/Fund Level/Share Class	Expired 12/31/23
Municipal Bond Index
Fund Level	$1,981
Institutional	—
Investor A	5,974
Investor P	—
Class K	52

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee is determined to be in the best interests of such money market fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended December 31, 2023, each Fund paid BTC the following amounts for securities lending agent services:

Fund Name	Amounts
Short-Term TIPS Bond Index	$525
International Index	64,613

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements (continued)

lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2023, the Funds did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Trust and the Corporation are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s and the Corporation’s Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

Other Transactions: International Index may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
International Index	$231,171,830	$17,283,060	$(1,119,861)

7. PURCHASES AND SALES

For the year ended December 31, 2023, purchases and sales of investments, excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities

Fund Name	Purchases	Sales	Purchases	Sales

Municipal Bond Index	$—	$—	$25,834,520	$53,408,927
Short-Term TIPS Bond Index	173,242,442	57,562,982	—	—
International Index	—	—	2,010,425,748	1,472,305,900

8. INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/23	Year Ended 12/31/22
Municipal Bond Index
Tax-exempt income	$7,217,732	$7,389,247
Ordinary income	4	44
Long-term capital gains	—	105,571

	$7,217,736	$7,494,862

Short-Term TIPS Bond Index
Ordinary income	$6,926,563	$8,582,310
Return of capital	18,756	29,874

	$6,945,319	$8,612,184

International Index
Ordinary income	$294,027,887	$210,050,821

Small Cap Index
Ordinary income	$40,926,118	$35,602,037
Long-term capital gains	36,823,051	8,157,280

	$77,749,169	$43,759,317

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of December 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Municipal Bond Index	$272,708	$—	$—	$(2,091,732)	$(1,640,981)	$(3,460,005)
Short-Term TIPS Bond Index	—	—	—	(4,643,000)	(5,541,988)	(10,184,988)
International Index	—	25,277,222	—	(1,192,382,115)	2,094,103,344	926,998,451
Small Cap Index	—	4,867,295	4,569,806	—	459,453,088	468,890,189

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the timing of income recognition on partnership interests, the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains / (losses) on certain futures, the classification of investments, the characterization of corporate actions and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of December 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Municipal Bond Index	$258,906,307	$4,050,391	$(5,691,372)	$(1,640,981)
Short-Term TIPS Bond Index	282,232,465	334,242	(5,875,362)	(5,541,120)
International Index	7,359,151,511	2,598,999,231	(506,713,086)	2,092,286,145

9. BANK BORROWINGS

The Trust and the Corporation, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2023, the Funds did not borrow under the credit agreement.

10. PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Short-Term TIPS Bond Index and International Index may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

The Manager uses an indexing approach to try to achieve each Fund’s investment objective. The Funds are not actively managed, and the Manager generally does not attempt to take defensive positions under any market conditions, including declining markets.

Market Risk: Municipal Bond Index and Short-Term TIPS Bond Index may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Municipal Bond Index and Short-Term TIPS Bond Index may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. These events and actions have adversely affected, and may in the future adversely affect, the value and exchange rate of the Euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the Euro and non-European Union member states. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but have been, and may continue to be, significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/23		Year Ended 12/31/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Municipal Bond Index
Institutional
Shares sold	2,889,613	$31,337,434	6,716,407	$73,545,161
Shares issued in reinvestment of distributions	104,756	1,139,343	72,389	789,735
Shares redeemed	(2,748,923)	(29,668,492)	(4,315,388)	(46,776,153)

	245,446	$2,808,285	2,473,408	$27,558,743

Investor A
Shares sold	261,904	$2,883,011	514,295	$5,646,294
Shares issued in reinvestment of distributions	40,768	443,248	39,382	434,735
Shares redeemed	(453,015)	(4,957,566)	(617,974)	(6,755,505)

	(150,343)	$(1,631,307)	(64,297)	$(674,476)

Investor P
Shares sold	506,187	$5,524,071	521,140	$5,825,075
Shares issued in reinvestment of distributions	512,464	5,571,533	560,086	6,186,252
Shares redeemed	(3,814,134)	(41,498,270)	(4,557,453)	(50,247,487)

	(2,795,483)	$(30,402,666)	(3,476,227)	$(38,236,160)

Class K
Shares sold	—	$—	753	$8,141
Shares issued in reinvestment of distributions	11	122	7	70
Shares redeemed	(771)	(8,448)	—	—

	(760)	$(8,326)	760	$8,211

	(2,701,140)	$(29,234,014)	(1,066,356)	$(11,343,682)

	Year Ended 12/31/23		Year Ended 12/31/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Short-Term TIPS Bond Index
Institutional
Shares sold	12,293,761	$116,690,524	7,590,679	$76,299,333
Shares issued in reinvestment of distributions	220,484	2,089,678	283,528	2,813,945
Shares redeemed	(2,369,350)	(22,588,484)	(7,132,696)	(68,621,455)

	10,144,895	$96,191,718	741,511	$10,491,823

Investor A
Shares sold	91,502	$889,442	235,325	$2,363,513
Shares issued in reinvestment of distributions	8,958	85,487	11,509	115,009
Shares redeemed	(145,841)	(1,388,058)	(166,487)	(1,677,893)

	(45,381)	$(413,129)	80,347	$800,629

Class K
Shares sold	7,459,258	$71,016,023	6,403,479	$63,780,360
Shares issued in reinvestment of distributions	500,596	4,773,839	565,093	5,642,604
Shares redeemed	(3,301,121)	(31,449,540)	(3,612,033)	(35,976,226)

	4,658,733	$44,340,322	3,356,539	$33,446,738

	14,758,247	$140,118,911	4,178,397	$44,739,190

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements (continued)

	Year Ended 12/31/23		Year Ended 12/31/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
International Index
Institutional
Shares sold	22,716,767	$329,016,783	44,830,303	$599,799,146
Shares issued in reinvestment of distributions	2,157,377	32,249,955	1,990,031	27,339,792
Shares redeemed	(28,894,397)	(412,663,926)	(35,425,519)	(467,004,260)

	(4,020,253)	$(51,397,188)	11,394,815	$160,134,678

Investor A
Shares sold	6,923,579	$99,151,564	9,154,580	$124,407,393
Shares issued in reinvestment of distributions	725,024	10,758,045	615,903	8,412,911
Shares redeemed	(8,522,040)	(122,059,509)	(7,780,497)	(105,168,005)

	(873,437)	$(12,149,900)	1,989,986	$27,652,299

Investor P
Shares sold	508,169	$7,281,150	444,880	$5,951,609
Shares issued in reinvestment of distributions	266,838	3,946,135	223,905	3,052,600
Shares redeemed	(1,020,934)	(14,627,450)	(1,052,740)	(14,165,561)

	(245,927)	$(3,400,165)	(383,955)	$(5,161,352)

Class G(a)
Shares sold	177,053,564	$2,629,696,148	—	$—
Shares issued in reinvestment of distributions	5,431,243	81,197,080	—	—
Shares redeemed	(2,392,448)	(35,853,240)	—	—

	180,092,359	$2,675,039,988	—	$—

Class K
Shares sold	164,244,554	$2,352,241,555	145,986,650	$2,008,193,642
Shares issued in reinvestment of distributions	10,669,726	159,658,186	12,034,067	165,580,695
Shares redeemed	(307,758,348)	(4,520,836,071)	(124,798,602)	(1,651,527,597)

	(132,844,068)	$(2,008,936,330)	33,222,115	$522,246,740

	42,108,674	$599,156,405	46,222,961	$704,872,365

(a)	The share class commenced operations on October 16, 2023.

	Year Ended 12/31/23		Year Ended 12/31/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Small Cap Index
Institutional
Shares sold	6,089,140	$131,318,773	7,797,928	$169,143,081
Shares issued in reinvestment of distributions	447,568	10,106,237	315,848	6,543,993
Shares redeemed	(8,404,644)	(173,882,906)	(7,360,277)	(159,895,204)

	(1,867,936)	$(32,457,896)	753,499	$15,791,870

Investor A
Shares sold	1,713,549	$36,419,814	2,622,705	$58,016,949
Shares issued in reinvestment of distributions	235,184	5,319,919	131,542	2,720,059
Shares redeemed	(2,553,471)	(54,263,670)	(2,548,942)	(55,990,710)

	(604,738)	$(12,523,937)	205,305	$4,746,298

Investor P
Shares sold	667,716	$14,120,428	828,931	$18,359,829
Shares issued in reinvestment of distributions	338,448	7,628,725	185,136	3,812,087
Shares redeemed	(1,643,423)	(34,895,932)	(1,583,069)	(34,375,275)

	(637,259)	$(13,146,779)	(569,002)	$(12,203,359)

Class K
Shares sold	23,325,168	$493,249,455	31,164,847	$677,677,385
Shares issued in reinvestment of distributions	2,401,795	54,425,549	1,469,932	30,510,791
Shares redeemed	(30,822,639)	(661,636,112)	(34,633,557)	(751,233,437)

	(5,095,676)	$(113,961,108)	(1,998,778)	$(43,045,261)

	(8,205,609)	$(172,089,720)	(1,608,976)	$(34,710,452)

70	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of December 31, 2023, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Investor P	Class K	Class G
Municipal Bond Index	8,707	871	871	8,707	—
International Index	—	—	14,420	—	5,343
Small Cap Index	—	—	9,191	—	—

12. FOREIGN WITHHOLDINGS TAX CLAIMS

The Internal Revenue Service (“IRS”) has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior calendar years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which International Index is able to pass through to shareholders as a foreign tax credit in the current year, International Index will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the International Index.

13. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Report of Independent Registered Public Accounting Firm

To the Shareholders of iShares Municipal Bond Index Fund, iShares Short-Term TIPS Bond Index Fund, iShares MSCI EAFE International Index Fund, and iShares Russell 2000 Small-Cap Index Fund and the Board of Directors/Trustees of BlackRock FundsSM and BlackRock Index Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of iShares Municipal Bond Index Fund and iShares Short-Term TIPS Bond Index Fund of BlackRock FundsSM and iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund of BlackRock Index Funds, Inc. (collectively, the “Funds”), including the schedules of investments of iShares Municipal Bond Index Fund, iShares Short-Term TIPS Bond Index Fund, and iShares MSCI EAFE International Index Fund, as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more BlackRock investment companies since 1992.

72	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended December 31, 2023:

Fund Name	Exempt-Interest Dividends
Municipal Bond Index	$7,238,591

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2023:

Fund Name	Qualified Dividend Income
International Index	$264,125,728
Small Cap Index	28,367,574

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended December 31, 2023:

Fund Name	Qualified Business Income
Small Cap Index	$5,163,159

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate as noted below, for the fiscal year ended December 31, 2023:

Fund Name	20% Rate Long-Term Capital Gain Dividends
Small Cap Index	$36,823,051

The Funds intend to pass through to their shareholders the following amounts, or maximum amounts allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended December 31, 2023:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid
International Index	$247,991,145	$16,730,395

The Funds hereby designate the following amounts, or maximum amounts allowable by law, of distributions from direct federal obligation interest for the fiscal year ended December 31, 2023:

Fund Name	Federal Obligation Interest
Short-Term TIPS Bond Index	$6,808,653
International Index	132,579
Small Cap Index	197,204

The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction
Small Cap Index	66.85%

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2023:

Fund Name	Interest Dividends
Short-Term TIPS Bond Index	$6,924,175
International Index	793,409
Small Cap Index	1,218,386

I M P O R T A N T T A X I N F O R M A T I O N	73

Important Tax Information (unaudited) (continued)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2023:

Fund Name	Interest-Related Dividends
Short-Term TIPS Bond Index	$6,924,175
International Index	793,409
Small Cap Index	1,218,386

74	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Series Portfolio Information as of December 31, 2023	Master Small Cap Index Series

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
iShares Russell 2000 ETF	0.6%
Super Micro Computer, Inc.	0.5
Simpson Manufacturing Co., Inc.	0.3
elf Beauty, Inc.	0.3
Cytokinetics, Inc.	0.3
MicroStrategy, Inc., Class A	0.3
UFP Industries, Inc.	0.3
Light & Wonder, Inc., Class A	0.3
Onto Innovation, Inc.	0.3
Rambus, Inc.	0.3

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Industrials	16.9%
Financials	16.5
Health Care	15.3
Information Technology	13.5
Consumer Discretionary	10.9
Energy	6.8
Real Estate	6.0
Materials	4.4
Consumer Staples	3.4
Utilities	2.7
Communication Services	2.3
Investment Companies	0.6
Short-Term Securities	9.7
Liabilities in Excess of Other Assets	(9.0)

(a)	Excludes short-term securities.
(b)

For Master Small Cap Index Series (the “Master Portfolio”) compliance purposes, the Master Portfolio’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

S E R I E S P O R T F O L I O I N F O R M A T I O N	75

Schedule of Investments December 31, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Advertising Agencies(a) — 0.2%
Advantage Solutions, Inc., Class A(b)	154,213	$ 558,251
Boston Omaha Corp., Class A(b)	43,005	676,469
Cardlytics, Inc.(b)	60,068	553,226
Clear Channel Outdoor Holdings, Inc.	670,250	1,219,855
Emerald Holding, Inc.	31,940	191,001
QuinStreet, Inc.	95,967	1,230,297
Thryv Holdings, Inc.	55,182	1,122,954
Viad Corp.	36,582	1,324,268

		6,876,321

Aerospace — 0.1%
Macerich Co.	386,407	5,962,260

Aerospace & Defense — 1.0%
AAR Corp.(a)	60,480	3,773,952
AeroVironment, Inc.(a)(b)	46,509	5,861,994
AerSale Corp.(a)	45,519	577,864
Archer Aviation, Inc., Class A(a)(b)	271,447	1,666,685
Astronics Corp.(a)	46,222	805,187
Cadre Holdings, Inc.	35,339	1,162,300
Ducommun, Inc.(a)	24,091	1,254,177
Eve Holding, Inc., Class A	33,526	245,410
Kaman Corp.	50,192	1,202,098
Kratos Defense & Security Solutions, Inc.(a)(b)	228,223	4,630,645
Leonardo DRS, Inc.(a)(b)	123,444	2,473,818
Moog, Inc., Class A	50,737	7,345,703
National Presto Industries, Inc.	9,426	756,719
Park Aerospace Corp.	33,552	493,214
Parsons Corp.(a)(b)	73,780	4,626,744
Redwire Corp.(a)(b)	9,701	27,648
Rocket Lab USA, Inc., Class A(a)	504,275	2,788,641
Terran Orbital Corp., Class A(a)	147,132	167,731
Triumph Group, Inc.(a)	115,168	1,909,485
V2X, Inc.(a)	21,473	997,206
Virgin Galactic Holdings, Inc., Class A(a)(b)	595,917	1,459,997

		44,227,218

Agriculture, Fishing & Ranching — 0.2%
Alico, Inc.	13,435	390,690
Andersons, Inc.	57,543	3,311,024
Cadiz, Inc.(a)	68,917	192,967
Calavo Growers, Inc.	31,229	918,445
Cal-Maine Foods, Inc.	73,379	4,211,221
Fresh Del Monte Produce, Inc.	60,589	1,590,461
GrowGeneration Corp.(a)(b)	102,190	256,497

		10,871,305

Air Transport — 0.5%
Air Transport Services Group, Inc.(a)(b)	102,154	1,798,932
Allegiant Travel Co.	28,171	2,327,206
Frontier Group Holdings, Inc.(a)(b)	69,853	381,397
Hawaiian Holdings, Inc.(a)(b)	91,063	1,293,095
JetBlue Airways Corp.(a)	598,193	3,319,971
Joby Aviation, Inc., Class A(a)(b)	498,211	3,313,103
SkyWest, Inc.(a)	72,414	3,780,011
Spirit Airlines, Inc.	195,852	3,210,014
Sun Country Airlines Holdings, Inc.(a)	67,249	1,057,827

		20,481,556

Airlines — 0.0%
Blade Air Mobility, Inc., Class A(a)(b)	113,832	401,827

Security	Shares	Value

Alternative Energy — 0.5%
Ameresco, Inc., Class A(a)(b)	58,629	$ 1,856,780
Centrus Energy Corp., Class A(a)(b)	21,828	1,187,661
Green Brick Partners, Inc.(a)	47,303	2,456,918
Green Plains, Inc.(a)	51,340	1,294,795
Permian Resources Corp., Class A	698,041	9,493,358
REX American Resources Corp.(a)	27,717	1,311,014
Sitio Royalties Corp., Class A	147,059	3,457,357
Sunnova Energy International, Inc.(a)(b)	183,442	2,797,491

		23,855,374

Aluminum — 0.1%
Century Aluminum Co.(a)(b)	95,060	1,154,028
Kaiser Aluminum Corp.	28,455	2,025,712

		3,179,740

Asset Management & Custodian — 0.8%
Artisan Partners Asset Management, Inc., Class A	109,311	4,829,360
AssetMark Financial Holdings, Inc.(a)	39,181	1,173,471
B. Riley Financial, Inc.(b)	33,250	697,917
Brightsphere Investment Group, Inc.	57,872	1,108,828
Cohen & Steers, Inc.	46,487	3,520,461
Diamond Hill Investment Group, Inc., Class A	5,136	850,470
GCM Grosvenor, Inc., Class A	76,293	683,585
Hamilton Lane, Inc., Class A	65,328	7,410,808
Open Lending Corp.(a)	177,876	1,513,725
PJT Partners, Inc., Class A	42,420	4,321,325
Silvercrest Asset Management Group, Inc., Class A	17,353	295,001
StepStone Group, Inc., Class A	96,434	3,069,494
Virtus Investment Partners, Inc.	12,391	2,995,648
WisdomTree, Inc.	245,491	1,701,253

		34,171,346

Auto Components(a) — 0.1%
Atmus Filtration Technologies, Inc.	29,252	687,130
Holley, Inc.	94,475	460,093
Luminar Technologies, Inc., Class A(b)	486,760	1,640,381
Solid Power, Inc., Class A(b)	270,631	392,415

		3,180,019

Auto Parts — 0.8%
Adient PLC(a)	167,733	6,098,772
American Axle & Manufacturing Holdings, Inc.(a)	203,592	1,793,646
CarParts.com, Inc.(a)	98,455	311,118
Dana, Inc.	233,090	3,405,445
Dorman Products, Inc.(a)	47,083	3,927,193
Fisker, Inc., Class A(a)(b)	348,867	610,517
Fox Factory Holding Corp.(a)	76,271	5,146,767
Gentherm, Inc.(a)(b)	58,594	3,067,982
Livewire Group, Inc.(b)	20,808	235,338
Standard Motor Products, Inc.	36,740	1,462,619
Stoneridge, Inc.(a)(b)	47,060	920,964
Visteon Corp.(a)	49,324	6,160,568
Workhorse Group, Inc.(a)(b)	275,096	99,035
XPEL, Inc.(a)	41,024	2,209,142

		35,449,106

Auto Services — 0.2%
Goodyear Tire & Rubber Co.(a)	503,377	7,208,359

Back Office Support, HR & Consulting — 1.7%
ASGN, Inc.(a)	84,532	8,129,442
Barrett Business Services, Inc.	11,829	1,369,798
CBIZ, Inc.(a)	85,688	5,363,212
Conduent, Inc.(a)	307,036	1,120,681
CRA International, Inc.	12,124	1,198,457

76	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Back Office Support, HR & Consulting (continued)
DHI Group, Inc.(a)(b)	77,446	$ 200,585
ExlService Holdings, Inc.(a)(b)	289,077	8,918,026
Forrester Research, Inc.(a)	20,894	560,168
Hackett Group, Inc.	44,629	1,016,202
Heidrick & Struggles International, Inc.	36,773	1,085,907
HireQuest, Inc.	8,825	135,464
Huron Consulting Group, Inc.(a)	34,037	3,499,004
ICF International, Inc.	33,475	4,488,663
Insperity, Inc.	63,573	7,452,027
Kelly Services, Inc., Class A	55,877	1,208,061
Kforce, Inc.	34,254	2,314,200
Korn Ferry	93,274	5,535,812
Liquidity Services, Inc.(a)	43,118	742,061
Maximus, Inc.	108,753	9,120,027
NV5 Global, Inc.(a)	24,853	2,761,665
Resources Connection, Inc.	57,688	817,439
Target Hospitality Corp.(a)(b)	56,424	549,006
TriNet Group, Inc.(a)	57,237	6,807,196
TrueBlue, Inc.(a)	55,028	844,130
TTEC Holdings, Inc.	34,584	749,435

		75,986,668

Banks: Diversified — 9.0%
1st Source Corp.	29,477	1,619,761
ACNB Corp.	14,538	650,721
AlTi Global, Inc., Class A(a)	33,743	295,589
Ambac Financial Group, Inc.(a)	79,115	1,303,815
Amerant Bancorp, Inc., Class A	46,013	1,130,539
American National Bankshares, Inc.	18,537	903,679
Ameris Bancorp	119,062	6,316,239
Ames National Corp.	15,023	320,591
Arrow Financial Corp.	27,075	756,476
Associated Banc-Corp	270,652	5,789,246
Atlantic Union Bankshares Corp.	124,813	4,560,667
Axos Financial, Inc.(a)	99,280	5,420,688
Banc of California, Inc.	236,832	3,180,654
BancFirst Corp.	39,648	3,858,940
Banco Latinoamericano de Comercio Exterior SA, Class E	48,742	1,205,877
Bancorp, Inc.(a)	93,066	3,588,625
Bank First Corp.	16,559	1,435,003
Bank of Hawaii Corp.	61,336	4,444,407
Bank of Marin Bancorp	29,597	651,726
Bank of NT Butterfield & Son Ltd.	86,735	2,776,387
Bank7 Corp.	6,514	178,158
BankUnited, Inc.	115,702	3,752,216
Bankwell Financial Group, Inc.	10,372	313,027
Banner Corp.	52,372	2,805,044
Bar Harbor Bankshares	26,929	790,635
BayCom Corp.	21,422	505,345
BCB Bancorp, Inc.	28,739	369,296
Berkshire Hills Bancorp, Inc.	62,941	1,562,825
Blue Foundry Bancorp(a)(b)	41,980	405,947
Blue Ridge Bankshares, Inc.	27,012	81,846
Bridgewater Bancshares, Inc.(a)	35,658	482,096
Burke & Herbert Financial Services Corp.	12,080	759,832
Business First Bancshares, Inc.	43,475	1,071,659
Byline Bancorp, Inc.	44,679	1,052,637
C&F Financial Corp.	5,730	390,729
Cadence Bank	265,097	7,844,220
Cambridge Bancorp	13,654	947,588
Camden National Corp.	26,000	978,380

Security	Shares	Value

Banks: Diversified (continued)
Capital Bancorp, Inc.	16,840	$ 407,528
Capital City Bank Group, Inc.	24,236	713,266
Capitol Federal Financial, Inc.	227,127	1,464,969
Capstar Financial Holdings, Inc.	34,372	644,131
Carter Bankshares, Inc.(a)	41,358	619,129
Cathay General Bancorp	115,863	5,164,014
Central Pacific Financial Corp.	36,134	711,117
Central Valley Community Bancorp	17,431	389,583
Chemung Financial Corp.	6,111	304,328
ChoiceOne Financial Services, Inc.	12,186	357,050
Citizens & Northern Corp.	25,956	582,193
Citizens Financial Services, Inc.	7,146	462,489
City Holding Co.	24,459	2,696,849
Civista Bancshares, Inc.	26,972	497,364
CNB Financial Corp.	36,894	833,435
Coastal Financial Corp.(a)	19,245	854,670
Codorus Valley Bancorp, Inc.	16,311	419,193
Colony Bankcorp, Inc.	29,633	394,119
Columbia Financial, Inc.(a)(b)	53,961	1,040,368
Community Bank System, Inc.	86,724	4,519,188
Community Trust Bancorp, Inc.	27,821	1,220,229
ConnectOne Bancorp, Inc.	65,470	1,499,918
CrossFirst Bankshares, Inc.(a)	79,824	1,084,010
Customers Bancorp, Inc.(a)	51,149	2,947,205
CVB Financial Corp.	221,747	4,477,072
Eagle Bancorp, Inc.	52,421	1,579,969
Eastern Bankshares, Inc.	277,089	3,934,664
Enterprise Bancorp, Inc.	16,303	525,935
Enterprise Financial Services Corp.	65,637	2,930,692
Equity Bancshares, Inc., Class A	27,056	917,198
Esquire Financial Holdings, Inc.	12,602	629,596
ESSA Bancorp, Inc.	15,158	303,463
Evans Bancorp, Inc.	9,139	288,153
Farmers & Merchants Bancorp, Inc.	20,766	514,997
Farmers National Banc Corp.	64,894	937,718
FB Financial Corp.	63,227	2,519,596
Fidelity D&D Bancorp, Inc.	8,135	472,074
Finance of America Cos., Inc., Class A(a)(b)	85,338	93,872
Financial Institutions, Inc.	27,991	596,208
First Bancorp, Inc.	17,071	481,744
First BanCorp./Puerto Rico	274,724	4,519,210
First Bancorp/Southern Pines NC	70,809	2,620,641
First Bancshares, Inc.	54,554	1,600,069
First Bank/Hamilton	34,208	502,858
First Busey Corp.	92,472	2,295,155
First Business Financial Services, Inc.	13,674	548,327
First Commonwealth Financial Corp.	182,099	2,811,609
First Community Bankshares, Inc.	31,328	1,162,269
First Community Corp.	12,860	276,876
First Financial Bancorp	167,074	3,968,008
First Financial Bankshares, Inc.	233,063	7,061,809
First Financial Corp.	21,190	911,806
First Foundation, Inc.	95,360	923,085
First Interstate BancSystem, Inc., Class A	147,715	4,542,236
First Merchants Corp.	105,703	3,919,467
First Mid Bancshares, Inc.	35,377	1,226,167
First of Long Island Corp.	39,152	518,373
First Western Financial, Inc.(a)	14,336	284,283
Five Star Bancorp	21,940	574,389
FS Bancorp, Inc.	11,563	427,368
Fulton Financial Corp.	271,157	4,463,244
FVCBankcorp, Inc.(a)	26,676	378,799

S E R I E S S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks: Diversified (continued)
German American Bancorp, Inc.	49,910	$ 1,617,583
Glacier Bancorp, Inc.	199,434	8,240,613
Great Southern Bancorp, Inc.	16,135	957,612
Greene County Bancorp, Inc.	11,935	336,567
Guaranty Bancshares, Inc.	14,529	488,465
Hancock Whitney Corp.	155,162	7,539,322
Hanmi Financial Corp.	35,695	692,483
HarborOne Bancorp, Inc.	76,028	910,815
HBT Financial, Inc.	24,276	512,466
Heartland Financial USA, Inc.	75,576	2,842,413
Heritage Commerce Corp.	105,582	1,047,373
Hilltop Holdings, Inc.	83,480	2,939,331
Hippo Holdings, Inc.(a)(b)	17,449	159,135
Home Bancorp, Inc.	12,514	525,713
Home BancShares, Inc.	341,091	8,639,835
HomeStreet, Inc.	31,841	327,962
Hope Bancorp, Inc.	205,343	2,480,543
Horizon Bancorp, Inc.	78,356	1,121,274
Independent Bank Corp.	105,178	5,472,414
Independent Bank Group, Inc.	65,092	3,311,881
International Bancshares Corp.	96,049	5,217,382
John Marshall Bancorp, Inc.	21,461	484,160
Kearny Financial Corp.	100,125	898,121
Lakeland Bancorp, Inc.	111,767	1,653,034
Lakeland Financial Corp.	44,174	2,878,378
LCNB Corp.	18,447	290,909
Live Oak Bancshares, Inc.	60,123	2,735,597
Luther Burbank Corp.	17,080	182,927
Macatawa Bank Corp.	49,433	557,604
MainStreet Bancshares, Inc.	12,152	301,491
Mercantile Bank Corp.	27,968	1,129,348
Merchants Bancorp.	28,480	1,212,678
Metrocity Bankshares, Inc.	32,493	780,482
Metropolitan Bank Holding Corp.(a)	19,118	1,058,755
Mid Penn Bancorp, Inc.	26,338	639,487
Middlefield Banc Corp.	13,712	443,857
Midland States Bancorp, Inc.	38,112	1,050,367
MVB Financial Corp.	19,923	449,463
National Bank Holdings Corp., Class A	58,670	2,181,937
National Bankshares, Inc.	10,079	326,056
NBT Bancorp, Inc.	76,900	3,222,879
Nicolet Bankshares, Inc.(b)	22,891	1,842,268
Northeast Bank	11,928	658,306
Northeast Community Bancorp, Inc.	23,352	414,264
Northfield Bancorp, Inc.	73,752	927,800
Northrim BanCorp, Inc.	9,603	549,388
Northwest Bancshares, Inc.	199,164	2,485,567
Norwood Financial Corp.	12,876	423,749
Oak Valley Bancorp	11,745	351,763
OFG Bancorp.	82,945	3,108,779
Old National Bancorp	523,894	8,848,570
Old Second Bancorp, Inc.	77,136	1,190,980
Orange County Bancorp, Inc.	8,911	536,799
Origin Bancorp, Inc.	51,881	1,845,407
Orrstown Financial Services, Inc.	18,376	542,092
Pacific Premier Bancorp, Inc.	160,048	4,658,997
Park National Corp.	25,623	3,404,272
Parke Bancorp, Inc.	17,784	360,126
Pathward Financial, Inc.	44,169	2,337,865
PCB Bancorp.	20,635	380,303
Peapack-Gladstone Financial Corp.	30,885	920,991
Penns Woods Bancorp, Inc.	11,958	269,175

Security	Shares	Value

Banks: Diversified (continued)
Peoples Bancorp, Inc.	61,672	$ 2,082,047
Peoples Financial Services Corp.	12,869	626,720
Pioneer Bancorp, Inc./New York(a)	20,117	201,371
Plumas Bancorp	9,541	394,520
Ponce Financial Group, Inc.(a)(b)	34,079	332,611
Preferred Bank/Los Angeles CA	12,047	880,033
Primis Financial Corp.	38,975	493,424
Princeton Bancorp, Inc.	8,867	318,325
Provident Financial Services, Inc.	118,929	2,144,290
QCR Holdings, Inc.	29,339	1,713,104
RBB Bancorp	30,843	587,251
Red River Bancshares, Inc.	8,662	486,025
Renasant Corp.	89,631	3,018,772
Republic Bancorp, Inc., Class A	15,590	859,944
S&T Bancorp, Inc.	68,884	2,302,103
Sandy Spring Bancorp, Inc.	78,221	2,130,740
Seacoast Banking Corp. of Florida	149,383	4,251,440
ServisFirst Bancshares, Inc.	91,090	6,069,327
Shore Bancshares, Inc.	55,563	791,773
Sierra Bancorp	25,643	578,250
Simmons First National Corp., Class A	193,623	3,841,480
SmartFinancial, Inc.	29,486	722,112
South Plains Financial, Inc.	21,387	619,368
Southern First Bancshares, Inc.(a)	13,074	485,045
Southern States Bancshares, Inc.	13,089	383,246
Southside Bancshares, Inc.	52,329	1,638,944
SouthState Corp.	136,132	11,496,347
Stellar Bancorp, Inc.	86,676	2,413,060
Sterling Bancorp, Inc.(a)	33,926	195,753
Stock Yards Bancorp, Inc.	48,351	2,489,593
Summit Financial Group, Inc.	19,578	600,849
Texas Capital Bancshares, Inc.(a)(b)	85,632	5,534,396
Third Coast Bancshares, Inc.(a)	22,224	441,591
Timberland Bancorp, Inc.	13,172	414,391
Tompkins Financial Corp.	24,657	1,485,091
Towne Bank	125,467	3,733,898
TriCo Bancshares	55,365	2,379,034
Triumph Financial, Inc.(a)(b)	39,730	3,185,551
TrustCo Bank Corp.	33,091	1,027,476
Trustmark Corp.	102,208	2,849,559
UMB Financial Corp.	79,182	6,615,656
United Bankshares, Inc.	233,986	8,786,174
United Community Banks, Inc.	204,544	5,984,957
Unity Bancorp, Inc.	12,604	372,952
Univest Financial Corp.	51,687	1,138,665
USCB Financial Holdings, Inc., Class A(a)	16,653	203,999
Valley National Bancorp	771,893	8,382,758
Veritex Holdings, Inc.	73,782	1,716,907
Virginia National Bankshares Corp.	8,243	283,394
WaFd, Inc.	102,537	3,379,620
Washington Trust Bancorp, Inc.	30,196	977,747
Waterstone Financial, Inc.	33,221	471,738
WesBanco, Inc.	105,033	3,294,885
West BanCorp, Inc.	27,302	578,802
Westamerica BanCorp	46,063	2,598,414
WSFS Financial Corp.	94,352	4,333,587

		410,301,736

Banks: Savings, Thrift & Mortgage Lending — 0.2%
Amalgamated Financial Corp.	32,423	873,476
Brookline Bancorp, Inc.	155,320	1,694,541
Flushing Financial Corp.	51,645	851,110
Heritage Financial Corp.	61,709	1,319,956

78	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks: Savings, Thrift & Mortgage Lending (continued)
Hingham Institution For Savings The(b)	2,735	$ 531,684
OceanFirst Financial Corp.	103,640	1,799,190
Premier Financial Corp.	63,510	1,530,591
Southern Missouri Bancorp, Inc.	15,250	814,197

		9,414,745

Beverage: Soft Drinks — 0.3%
Coca-Cola Consolidated, Inc.	8,537	7,925,751
Duckhorn Portfolio, Inc.(a)	79,352	781,617
National Beverage Corp.(a)	42,978	2,136,866
Primo Water Corp.	279,778	4,210,659
Zevia PBC, Class A(a)(b)	41,042	82,494

		15,137,387

Biotechnology — 7.5%
2seventy bio, Inc.(a)	86,765	370,487
4D Molecular Therapeutics, Inc.(a)	73,010	1,479,183
89bio, Inc.(a)	115,121	1,285,902
Aadi Bioscience, Inc.(a)(b)	28,957	58,493
ACELYRIN, Inc.(a)	59,206	441,677
Acrivon Therapeutics, Inc.(a)	16,624	81,790
Actinium Pharmaceuticals, Inc.(a)(b)	50,156	254,792
Adicet Bio, Inc.(a)(b)	49,237	93,058
ADMA Biologics, Inc.(a)	385,488	1,742,406
Aerovate Therapeutics, Inc.(a)	19,839	448,957
Agenus, Inc.(a)(b)	631,711	522,994
Agios Pharmaceuticals, Inc.(a)(b)	100,594	2,240,228
Akero Therapeutics, Inc.(a)(b)	91,704	2,141,288
Aldeyra Therapeutics, Inc.(a)(b)	86,250	302,738
Alector, Inc.(a)	112,847	900,519
Allakos, Inc.(a)	113,371	309,503
Allogene Therapeutics, Inc.(a)(b)	146,910	471,581
Allovir, Inc.(a)(b)	89,023	60,518
Alpine Immune Sciences, Inc.(a)(b)	58,427	1,113,619
Altimmune, Inc.(a)(b)	83,966	944,617
ALX Oncology Holdings, Inc.(a)(b)	38,942	579,846
Amicus Therapeutics, Inc.(a)	510,601	7,245,428
Amylyx Pharmaceuticals, Inc.(a)	92,443	1,360,761
AnaptysBio, Inc.(a)	33,419	715,835
Anavex Life Sciences Corp.(a)(b)	132,540	1,233,947
ANI Pharmaceuticals, Inc.(a)	26,438	1,457,791
Annexon, Inc.(a)	90,723	411,882
Apogee Therapeutics, Inc.	34,668	968,624
Arbutus Biopharma Corp.(a)	236,161	590,403
Arcellx, Inc.(a)	69,233	3,842,431
Arcturus Therapeutics Holdings, Inc.(a)(b)	41,658	1,313,477
Arcus Biosciences, Inc.(a)	96,246	1,838,299
Arcutis Biotherapeutics, Inc.(a)(b)	91,763	296,394
Ardelyx, Inc.(a)	388,310	2,407,522
ARS Pharmaceuticals, Inc.(a)(b)	40,466	221,754
Arvinas, Inc.(a)(b)	87,728	3,610,884
Astria Therapeutics, Inc.(a)	47,855	367,526
Atara Biotherapeutics, Inc.(a)	187,044	95,916
Aura Biosciences, Inc.(a)	51,345	454,917
Aurinia Pharmaceuticals, Inc.(a)	245,659	2,208,474
Avid Bioservices, Inc.(a)	110,334	717,171
Avidity Biosciences, Inc.(a)(b)	130,924	1,184,862
Avita Medical, Inc.(a)	45,770	627,964
Beam Therapeutics, Inc.(a)(b)	127,243	3,463,554
BioAtla, Inc.(a)	73,127	179,892
BioCryst Pharmaceuticals, Inc.(a)(b)	343,841	2,059,608
Biohaven Ltd.(a)	122,222	5,231,102
Biomea Fusion, Inc.(a)(b)	37,494	544,413

Security	Shares	Value

Biotechnology (continued)
BioVie, Inc., Class A(a)(b)	7,448	$ 9,384
Bioxcel Therapeutics, Inc.(a)(b)	33,014	97,391
Bluebird Bio, Inc.(a)	190,469	262,847
Blueprint Medicines Corp.(a)(b)	108,648	10,021,692
Bridgebio Pharma, Inc.(a)(b)	204,605	8,259,904
Cabaletta Bio, Inc.(a)	61,523	1,396,572
Caribou Biosciences, Inc.(a)(b)	135,148	774,398
Carisma Therapeutics, Inc.(b)	45,121	132,205
Cartesian Therapeutics, Inc.(a)	225,801	155,667
Castle Biosciences, Inc.(a)	46,259	998,269
Catalyst Pharmaceuticals, Inc.(a)	181,613	3,052,915
Celcuity, Inc.(a)	32,357	471,441
Celldex Therapeutics, Inc.(a)	83,005	3,291,978
Century Therapeutics, Inc.(a)	47,754	158,543
Cerevel Therapeutics Holdings, Inc.(a)	124,894	5,295,506
Codexis, Inc.(a)	119,691	365,058
Cogent Biosciences, Inc.(a)	149,681	880,124
Coherus Biosciences, Inc.(a)(b)	179,604	598,081
Collegium Pharmaceutical, Inc.(a)	61,926	1,906,082
Compass Therapeutics, Inc.(a)	172,862	269,665
Crinetics Pharmaceuticals, Inc.(a)	117,659	4,186,307
Cue Biopharma, Inc.(a)(b)	65,421	172,711
Cullinan Oncology, Inc.(a)	41,579	423,690
Cymabay Therapeutics, Inc.(a)(b)	202,242	4,776,956
Cytokinetics, Inc.(a)(b)	166,398	13,892,569
Day One Biopharmaceuticals, Inc.(a)	111,530	1,628,338
Deciphera Pharmaceuticals, Inc.(a)	96,426	1,555,351
Denali Therapeutics, Inc.(a)(b)	211,073	4,529,627
Design Therapeutics, Inc.(a)	56,353	149,335
Disc Medicine, Inc.(a)	15,823	913,936
Douglas Elliman, Inc.	138,611	408,902
Dynavax Technologies Corp.(a)	231,563	3,237,251
Dyne Therapeutics, Inc.(a)	77,710	1,033,543
Editas Medicine, Inc.(a)(b)	150,109	1,520,604
Emergent BioSolutions, Inc.(a)(b)	86,397	207,353
Entrada Therapeutics, Inc.(a)	38,111	575,095
Erasca, Inc.(a)	141,256	300,875
EyePoint Pharmaceuticals, Inc.(a)	47,723	1,102,879
Fate Therapeutics, Inc.(a)(b)	149,766	560,125
Fennec Pharmaceuticals, Inc.(a)(b)	34,891	391,477
FibroGen, Inc.(a)(b)	156,758	138,935
Foghorn Therapeutics, Inc.(a)	36,217	233,600
Genelux Corp.(a)(b)	32,989	462,176
Generation Bio Co.(a)	79,184	130,654
Geron Corp.(a)(b)	907,094	1,913,968
Graphite Bio, Inc.(a)	57,691	151,150
Gritstone bio, Inc.(a)(b)	168,348	343,430
Guardant Health, Inc.(a)	201,817	5,459,150
Halozyme Therapeutics, Inc.(a)(b)	232,008	8,575,016
Harvard Bioscience, Inc.(a)(b)	74,015	395,980
Heron Therapeutics, Inc.(a)(b)	185,313	315,032
HilleVax, Inc.(a)(b)	39,829	639,255
Humacyte, Inc.(a)	114,329	324,694
Icosavax, Inc.(a)	51,738	815,391
Ideaya Biosciences, Inc.(a)(b)	107,522	3,825,633
IGM Biosciences, Inc.(a)	21,795	181,116
Immuneering Corp., Class A(a)	37,971	279,087
ImmunityBio, Inc.(a)(b)	216,869	1,088,682
ImmunoGen, Inc.(a)	428,233	12,697,108
Immunovant, Inc.(a)	96,396	4,061,163
Inhibrx, Inc.(a)	61,358	2,331,604
Inozyme Pharma, Inc.(a)	56,742	241,721

S E R I E S S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Insmed, Inc.(a)(b)	246,962	$ 7,653,352
Intellia Therapeutics, Inc.(a)(b)	157,623	4,805,925
Invitae Corp.(a)(b)	460,074	288,374
Iovance Biotherapeutics, Inc.(a)(b)	409,779	3,331,503
iTeos Therapeutics, Inc.(a)	44,079	482,665
Janux Therapeutics, Inc.(a)	29,586	317,458
KalVista Pharmaceuticals, Inc.(a)(b)	42,833	524,704
Karyopharm Therapeutics, Inc.(a)	196,221	169,731
Keros Therapeutics, Inc.(a)	40,212	1,598,829
Kezar Life Sciences, Inc.(a)(b)	122,594	116,146
Kiniksa Pharmaceuticals Ltd., Class A(a)	56,170	985,222
Kodiak Sciences, Inc.(a)(b)	58,852	178,910
Krystal Biotech, Inc.(a)	38,615	4,790,577
Kura Oncology, Inc.(a)(b)	126,065	1,812,815
Kymera Therapeutics, Inc.(a)	67,881	1,728,250
Larimar Therapeutics, Inc.(a)	49,990	227,455
Lexicon Pharmaceuticals, Inc.(a)(b)	159,542	244,099
Ligand Pharmaceuticals, Inc.(a)(b)	30,387	2,170,240
Lineage Cell Therapeutics, Inc.(a)	228,835	249,430
Lyell Immunopharma, Inc.(a)(b)	310,130	601,652
MacroGenics, Inc.(a)(b)	111,166	1,069,417
Madrigal Pharmaceuticals, Inc.(a)(b)	26,434	6,116,299
MannKind Corp.(a)(b)	466,314	1,697,383
Marinus Pharmaceuticals, Inc.(a)	91,009	989,268
MaxCyte, Inc.(a)	160,480	754,256
MeiraGTx Holdings PLC(a)	57,379	402,801
Merrimack Pharmaceuticals, Inc.(a)	20,778	278,633
Mersana Therapeutics, Inc.(a)	205,637	477,078
MiMedx Group, Inc.(a)	210,444	1,845,594
Mineralys Therapeutics, Inc.(a)	24,073	207,028
Mirum Pharmaceuticals, Inc.(a)	45,292	1,337,020
Monte Rosa Therapeutics, Inc.(a)	55,657	314,462
Morphic Holding, Inc.(a)	63,007	1,819,642
Mural Oncology PLC(a)	29,826	176,570
Myriad Genetics, Inc.(a)	146,049	2,795,378
Nautilus Biotechnology, Inc.(a)(b)	86,024	257,212
NGM Biopharmaceuticals, Inc.(a)	70,260	60,353
Nkarta, Inc.(a)	53,053	350,150
Novavax, Inc.(a)(b)	162,163	778,382
Nurix Therapeutics, Inc.(a)(b)	84,632	873,402
Nuvalent, Inc., Class A(a)	47,477	3,493,832
Nuvectis Pharma, Inc.	14,205	118,470
Ocean Biomedical, Inc.(a)	12,815	8,458
Olema Pharmaceuticals, Inc.(a)(b)	48,721	683,556
Omega Therapeutics, Inc.(a)	39,455	118,760
Omeros Corp.(a)(b)	103,949	339,913
OPKO Health, Inc.(a)	743,881	1,123,260
ORIC Pharmaceuticals, Inc.(a)	72,662	668,490
Outlook Therapeutics, Inc.(a)	261,763	103,135
Ovid therapeutics, Inc.(a)(b)	108,595	349,676
Pacific Biosciences of California, Inc.(a)(b)	450,353	4,417,963
PDS Biotechnology Corp.(a)(b)	47,347	235,315
PepGen, Inc.(a)(b)	19,300	131,240
Phathom Pharmaceuticals, Inc.(a)	56,253	513,590
PMV Pharmaceuticals, Inc.(a)	67,477	209,179
Poseida Therapeutics, Inc.(a)(b)	128,294	431,068
Precigen, Inc.(a)	231,899	310,745
Prelude Therapeutics, Inc.(a)	26,682	113,932
Prime Medicine, Inc.(a)(b)	72,268	640,294
ProKidney Corp., Class A(a)(b)	83,450	148,541
Protagonist Therapeutics, Inc.(a)	102,042	2,339,823
Protalix BioTherapeutics, Inc.(b)	116,801	207,906

Security	Shares	Value

Biotechnology (continued)
Prothena Corp. PLC(a)(b)	76,052	$ 2,763,730
PTC Therapeutics, Inc.(a)	128,081	3,529,912
Pulse Biosciences, Inc.(a)(b)	29,860	365,486
Quantum-Si, Inc., Class A(a)	176,943	355,655
RadNet, Inc.(a)(b)	108,525	3,773,414
Rallybio Corp.(a)(b)	51,825	123,862
RAPT Therapeutics, Inc.(a)	52,767	1,311,260
RayzeBio, Inc.(a)	36,467	2,267,153
Recursion Pharmaceuticals, Inc., Class A(a)(b)	243,824	2,404,105
REGENXBIO, Inc.(a)	74,435	1,336,108
Relay Therapeutics, Inc.(a)(b)	161,294	1,775,847
Reneo Pharmaceuticals, Inc.(a)	22,003	35,205
Replimune Group, Inc.(a)(b)	77,473	653,097
REVOLUTION Medicines, Inc.(a)(b)	256,964	7,369,728
Rhythm Pharmaceuticals, Inc.(a)(b)	91,786	4,219,402
Rigel Pharmaceuticals, Inc.(a)	305,297	442,681
Rocket Pharmaceuticals, Inc.(a)	112,081	3,359,068
Sage Therapeutics, Inc.(a)(b)	95,969	2,079,648
Sagimet Biosciences, Inc., Series A	9,109	49,371
Sana Biotechnology, Inc.(a)(b)	165,804	676,480
Sangamo Therapeutics, Inc.(a)	254,025	138,012
Savara, Inc.(a)	163,794	769,832
Scholar Rock Holding Corp.(a)(b)	100,676	1,892,709
Seres Therapeutics, Inc.(a)(b)	168,991	236,587
SomaLogic, Inc., Class A(a)	280,128	708,724
SpringWorks Therapeutics, Inc.(a)	119,891	4,376,021
Stoke Therapeutics, Inc.(a)	47,895	251,928
Summit Therapeutics, Inc.(a)(b)	217,247	567,015
Sutro Biopharma, Inc.(a)	103,661	444,706
Tango Therapeutics, Inc.(a)(b)	79,367	785,733
Tenaya Therapeutics, Inc.(a)(b)	79,481	257,518
Travere Therapeutics, Inc.(a)	130,146	1,170,013
Turnstone Biologics Corp.	11,216	28,545
Twist Bioscience Corp.(a)(b)	101,692	3,748,367
Tyra Biosciences, Inc.(a)	24,587	340,530
UroGen Pharma Ltd.(a)	35,332	529,980
Vanda Pharmaceuticals, Inc.(a)(b)	104,632	441,547
Vaxcyte, Inc.(a)(b)	167,587	10,524,464
Vaxxinity, Inc., Class A(a)(b)	79,461	67,542
Vera Therapeutics, Inc., Class A(a)	60,297	927,368
Veracyte, Inc.(a)	130,059	3,577,923
Vericel Corp.(a)	85,088	3,029,984
Verrica Pharmaceuticals, Inc.(a)(b)	34,321	251,230
Verve Therapeutics, Inc.(a)(b)	93,848	1,308,241
Vigil Neuroscience, Inc.(a)(b)	25,497	86,180
Viking Therapeutics, Inc.(a)(b)	171,780	3,196,826
Vir Biotechnology, Inc.(a)	153,062	1,539,804
Viridian Therapeutics, Inc.(a)(b)	77,511	1,688,190
Vor BioPharma, Inc.(a)	61,309	137,945
X4 Pharmaceuticals, Inc.(a)	212,440	178,131
Xencor, Inc.(a)(b)	105,329	2,236,135
XOMA Corp.(a)(b)	13,737	254,135
Y-mAbs Therapeutics, Inc.(a)(b)	63,965	436,241
Zentalis Pharmaceuticals, Inc.(a)	104,044	1,576,267
Zevra Therapeutics, Inc.(a)	58,125	380,719
Zura Bio Ltd., Class A	20,112	93,923
Zymeworks, Inc.(a)	96,478	1,002,406

		344,721,662

Building Materials — 1.1%
Aspen Aerogels, Inc.(a)	91,052	1,436,801
BlueLinx Holdings, Inc.(a)	15,364	1,740,895
Gibraltar Industries, Inc.(a)	54,643	4,315,704

80	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Building Materials (continued)
Griffon Corp.	74,893	$ 4,564,728
Masonite International Corp.(a)	39,723	3,362,949
Masterbrand, Inc.(a)	231,879	3,443,403
Patrick Industries, Inc.	38,173	3,830,661
PGT Innovations, Inc.(a)	101,414	4,127,550
Quanex Building Products Corp.	60,140	1,838,480
Simpson Manufacturing Co., Inc.	76,744	15,193,777
Summit Materials, Inc., Class A(a)	213,581	8,214,325

		52,069,273

Building Products — 0.0%
Janus International Group, Inc.(a)	151,537	1,977,558

Building: Climate Control — 0.5%
AAON, Inc.	121,127	8,947,651
Comfort Systems USA, Inc.	63,292	13,017,266

		21,964,917

Building: Roofing, Wallboard & Plumbing(a) — 0.3%
Beacon Roofing Supply, Inc.	103,643	9,019,014
JELD-WEN Holding, Inc.(b)	152,186	2,873,272

		11,892,286

Cable Television Services(a) — 0.1%
AMC Networks, Inc., Class A	55,212	1,037,433
Liberty Latin America Ltd., Class A	64,571	472,014
Liberty Latin America Ltd., Class C(b)	245,827	1,804,370
WideOpenWest, Inc.(b)	90,232	365,440

		3,679,257

Capital Markets — 0.2%
Bakkt Holdings, Inc., Class A(a)(b)	134,184	299,230
BGC Group, Inc., Class A	640,126	4,621,710
Forge Global Holdings, Inc.(a)(b)	198,874	682,138
P10, Inc., Class A(b)	76,494	781,769
Patria Investments Ltd., Class A	97,512	1,512,411
Perella Weinberg Partners, Class A	78,324	957,902
Victory Capital Holdings, Inc., Class A	47,916	1,650,227

		10,505,387

Casinos & Gambling — 0.5%
Accel Entertainment, Inc., Class A(a)	95,307	978,803
Century Casinos, Inc.(a)	46,991	229,316
Full House Resorts, Inc.(a)	57,565	309,124
Inspired Entertainment, Inc.(a)	41,140	406,463
International Game Technology PLC	194,137	5,321,295
Light & Wonder, Inc., Class A(a)(b)	163,283	13,407,167
Monarch Casino & Resort, Inc.	24,595	1,700,745

		22,352,913

Cement — 0.0%
Concrete Pumping Holdings, Inc.(a)	45,872	376,150

Chemicals — 0.0%
Perimeter Solutions SA(a)	272,796	1,254,862

Chemicals: Diversified — 0.8%
AdvanSix, Inc.	46,596	1,396,016
American Vanguard Corp., Series 13A	48,673	533,943
Avient Corp.	161,684	6,721,204
Cabot Corp.	99,036	8,269,506
Core Molding Technologies, Inc.(a)	13,518	250,489
CSW Industrials, Inc.	27,554	5,714,975
Danimer Scientific, Inc., Class A(a)(b)	156,759	159,894
Ecovyst, Inc.(a)	165,422	1,616,173
Hawkins, Inc.	34,489	2,428,715
Ingevity Corp.(a)	65,353	3,085,969

Security	Shares	Value

Chemicals: Diversified (continued)
LSB Industries, Inc.(a)	95,946	$ 893,257
Origin Materials, Inc., Class A(a)(b)	208,846	174,637
PureCycle Technologies, Inc.(a)(b)	216,715	877,696
Rayonier Advanced Materials, Inc.(a)	114,003	461,712
Sensient Technologies Corp.	75,258	4,967,028
Valhi, Inc.	3,801	57,737

		37,608,951

Chemicals: Specialty — 0.8%
Balchem Corp.	57,192	8,507,310
FutureFuel Corp.	51,392	312,463
Innospec, Inc.	44,605	5,497,120
Livent Corp.(a)(b)	322,731	5,802,703
Orion SA	99,003	2,745,353
Quaker Chemical Corp.	24,830	5,299,219
Stepan Co.	38,088	3,601,221
Trinseo PLC	64,806	542,426
Tronox Holdings PLC	211,822	2,999,400

		35,307,215

Coal — 0.5%
Arch Resources, Inc., Class A	32,181	5,340,115
CONSOL Energy, Inc.	54,628	5,491,753
Hallador Energy Co.(a)	40,665	359,479
Peabody Energy Corp.	204,446	4,972,127
Warrior Met Coal, Inc.	92,490	5,639,115

		21,802,589

Commercial Banks — 0.1%
Dime Community Bancshares, Inc.	62,211	1,675,342
HomeTrust Bancshares, Inc.	27,812	748,699

		2,424,041

Commercial Finance & Mortgage Companies — 0.3%
Federal Agricultural Mortgage Corp., Class C	16,317	3,120,137
PennyMac Financial Services, Inc., Class A	45,613	4,030,821
RE/MAX Holdings, Inc., Class A	32,749	436,544
Velocity Financial, Inc.(a)	14,028	241,562
Walker & Dunlop, Inc.	56,874	6,313,583

		14,142,647

Commercial Services & Supplies — 0.2%
ACV Auctions, Inc., Class A(a)	227,146	3,441,262
Aris Water Solution, Inc., Class A	55,706	467,373
Aurora Innovation, Inc., Class A(a)(b)	609,912	2,665,315
Information Services Group, Inc.	62,665	295,152
LanzaTech Global, Inc.(a)(b)	35,658	179,360
Li-Cycle Holdings Corp.(a)(b)	245,362	143,488
National Research Corp., Class A	26,594	1,052,059
Performant Financial Corp.(a)(b)	107,296	335,300

		8,579,309

Commercial Services: Rental & Leasing — 0.9%
FTAI Aviation Ltd.	177,970	8,257,808
GATX Corp.	63,490	7,632,768
GMS, Inc.(a)	73,355	6,046,653
H&E Equipment Services, Inc.	58,119	3,040,786
Herc Holdings, Inc.	50,541	7,525,049
McGrath RentCorp	44,147	5,280,864
NOW, Inc.(a)	193,073	2,185,586
Rush Enterprises, Inc., Class B	16,464	872,263
Willis Lease Finance Corp.(a)	5,319	259,993

		41,101,770

Commercial Vehicles & Parts — 0.4%
Blue Bird Corp.(a)	45,972	1,239,405

S E R I E S S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Vehicles & Parts (continued)
Commercial Vehicle Group, Inc.(a)	59,424	$ 416,562
Cooper-Standard Holdings, Inc.(a)	31,639	618,226
Miller Industries, Inc.	19,830	838,611
Modine Manufacturing Co.(a)	91,997	5,492,221
REV Group, Inc.	56,466	1,025,987
Rush Enterprises, Inc., Class A	110,153	5,540,696
Shyft Group, Inc.	61,233	748,268
Wabash National Corp.	82,331	2,109,320

		18,029,296

Communications Equipment — 0.0%
CommScope Holding Co., Inc.(a)	368,646	1,039,582

Communications Technology — 0.7%
908 Devices, Inc.(a)(b)	40,135	450,315
ADTRAN Holdings, Inc.	138,781	1,018,652
Anterix, Inc.(a)	22,886	762,561
Aviat Networks, Inc.(a)	19,750	645,035
Bandwidth, Inc., Class A(a)	43,795	633,714
Bel Fuse, Inc., Class B	18,791	1,254,675
Calix, Inc.(a)(b)	105,423	4,605,931
Comtech Telecommunications Corp.	49,342	415,953
Digi International, Inc.(a)(b)	62,387	1,622,062
DZS, Inc.(a)	36,771	72,439
EchoStar Corp., Class A(a)	219,684	3,640,164
Extreme Networks, Inc.(a)	225,583	3,979,284
Harmonic, Inc.(a)	196,046	2,556,440
Infinera Corp.(a)(b)	355,681	1,689,485
InterDigital, Inc.	47,250	5,128,515
KVH Industries, Inc.(a)	32,730	172,160
NETGEAR, Inc.(a)	52,479	765,144
Ooma, Inc.(a)	42,780	459,029
Ribbon Communications, Inc.(a)	171,256	496,642

		30,368,200

Computer Services Software & Systems — 5.6%
A10 Networks, Inc.	128,952	1,698,298
ACI Worldwide, Inc.(a)	193,931	5,934,289
Adeia, Inc.	191,260	2,369,711
Alarm.com Holdings, Inc.(a)	85,652	5,534,832
Alkami Technology, Inc.(a)	72,075	1,747,819
Altair Engineering, Inc., Class A(a)(b)	97,112	8,171,975
American Software, Inc., Class A	57,491	649,648
Appfolio, Inc., Class A(a)(b)	34,331	5,947,502
Appian Corp., Class A(a)(b)	73,344	2,762,135
Applied Digital Corp.(a)(b)	117,842	794,255
Asana, Inc., Class A(a)(b)	145,247	2,761,145
Asure Software, Inc.(a)	33,018	314,331
BigCommerce Holdings, Inc., Series-1(a)	119,578	1,163,494
Blackbaud, Inc.(a)(b)	77,863	6,750,722
Blackline, Inc.(a)(b)	101,798	6,356,267
Box, Inc., Class A(a)(b)	252,037	6,454,668
Brightcove, Inc.(a)	73,596	190,614
Cargurus, Inc., Class A(a)	174,846	4,224,279
Cerence, Inc.(a)	71,732	1,410,251
Cleanspark, Inc.(a)(b)	267,620	2,951,849
CommVault Systems, Inc.(a)	78,782	6,290,743
CoreCard Corp.(a)	12,635	174,742
CSG Systems International, Inc.	55,542	2,955,390
Digimarc Corp.(a)(b)	25,311	914,233
Digital Turbine, Inc.(a)	170,245	1,167,881
DigitalOcean Holdings, Inc.(a)(b)	113,340	4,158,445
Domo, Inc., Class B(a)	57,170	588,279

Security	Shares	Value

Computer Services Software & Systems (continued)
E2open Parent Holdings, Inc., Class A(a)(b)	303,197	$ 1,331,035
Envestnet, Inc.(a)	80,710	3,996,759
ePlus, Inc.(a)	47,512	3,793,358
Eventbrite, Inc., Class A(a)	138,199	1,155,344
Everbridge, Inc.(a)	72,360	1,759,072
EverQuote, Inc., Class A(a)	40,042	490,114
Evolent Health, Inc., Class A(a)(b)	196,829	6,501,262
fuboTV, Inc.(a)	502,807	1,598,926
Grid Dynamics Holdings, Inc., Class A(a)	101,738	1,356,168
Grindr, Inc.(a)(b)	74,875	657,402
LivePerson, Inc.(a)	132,237	501,178
LiveRamp Holdings, Inc.(a)	117,618	4,455,370
Magnite, Inc.(a)	243,919	2,278,203
Marathon Digital Holdings, Inc.(a)(b)	380,613	8,940,599
MicroStrategy, Inc., Class A(a)(b)	21,825	13,785,106
Mitek Systems, Inc.(a)	76,151	993,009
Multiplan Corp., Class A(a)	687,575	990,108
NetScout Systems, Inc.(a)	125,126	2,746,516
Nextdoor Holdings, Inc., Class A(a)	271,173	512,517
ON24, Inc.	55,490	437,261
OneSpan, Inc.(a)	71,268	763,993
PagerDuty, Inc.(a)	161,659	3,742,406
PAR Technology Corp.(a)(b)	47,575	2,071,415
PDF Solutions, Inc.(a)	54,503	1,751,726
Perficient, Inc.(a)	61,357	4,038,518
Progress Software Corp.	77,809	4,225,029
PROS Holdings, Inc.(a)(b)	79,901	3,099,360
Q2 Holdings, Inc.(a)	101,766	4,417,662
Rackspace Technology, Inc.(a)	105,363	210,726
Rapid7, Inc.(a)(b)	108,400	6,189,640
Red Violet, Inc.(a)	18,960	378,631
Rimini Street, Inc.(a)(b)	98,633	322,530
Riot Platforms, Inc.(a)(b)	340,021	5,260,125
Sapiens International Corp. NV	56,058	1,622,319
Schrodinger, Inc.(a)(b)	97,367	3,485,739
Shutterstock, Inc.	43,994	2,124,030
Simulations Plus, Inc.	28,235	1,263,516
SoundThinking, Inc.(a)	16,906	431,779
Sprout Social, Inc., Class A(a)(b)	85,401	5,247,037
SPS Commerce, Inc.(a)	65,617	12,719,199
System1, Inc., Class A(a)	71,276	158,233
TechTarget, Inc.(a)	45,443	1,584,143
Tenable Holdings, Inc.(a)(b)	204,126	9,402,044
Tucows, Inc., Class A(a)(b)	17,444	470,988
Unisys Corp.(a)	124,077	697,313
Upwork, Inc.(a)	223,487	3,323,252
Varonis Systems, Inc.(a)(b)	194,339	8,799,670
Verint Systems, Inc.(a)	113,059	3,055,985
Veritone, Inc.(a)(b)	47,390	85,776
Verra Mobility Corp., Class A(a)	249,569	5,747,574
Viant Technology, Inc., Class A(a)	28,084	193,499
Workiva, Inc., Class A(a)(b)	89,106	9,046,932
Yelp, Inc.(a)	119,020	5,634,407
Yext, Inc.(a)	196,553	1,157,697
Zuora, Inc., Class A(a)	236,347	2,221,662

		257,661,659

Computer Technology — 1.1%
3D Systems Corp.(a)	234,484	1,488,973
Cantaloupe, Inc.(a)	104,368	773,367
Corsair Gaming, Inc.(a)(b)	68,959	972,322
Immersion Corp.	57,785	407,962

82	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Computer Technology (continued)
Impinj, Inc.(a)(b)	41,967	$ 3,778,289
Insight Enterprises, Inc.(a)	51,326	9,094,454
PC Connection, Inc.	20,377	1,369,538
Super Micro Computer, Inc.(a)(b)	82,922	23,571,408
Synaptics, Inc.(a)(b)	70,564	8,049,941

		49,506,254

Construction — 0.5%
Bowman Consulting Group Ltd.(a)	19,394	688,875
Construction Partners, Inc., Class A(a)	71,827	3,125,911
Granite Construction, Inc.	78,855	4,010,565
Great Lakes Dredge & Dock Corp.(a)	117,484	902,277
INNOVATE Corp.(a)	95,742	117,763
Knife River Corp.(a)(b)	101,164	6,695,033
Limbach Holdings, Inc.(a)	16,606	755,075
Primoris Services Corp.	94,922	3,152,360
Southland Holdings, Inc.(a)	4,576	23,612
Sterling Infrastructure, Inc.(a)(b)	53,535	4,707,333
Tutor Perini Corp.(a)	77,971	709,536

		24,888,340

Consumer Electronics(a)(b) — 0.1%
Sonos, Inc.	227,088	3,892,288
VOXX International Corp., Class A	22,647	241,870
Vuzix Corp.	103,757	216,334

		4,350,492

Consumer Finance(a) — 0.1%
Consumer Portfolio Services, Inc.	13,308	124,696
NerdWallet, Inc., Class A	60,358	888,470
OppFi, Inc., Class A	20,875	106,880
Upstart Holdings, Inc.	131,298	5,364,836

		6,484,882

Consumer Lending — 0.4%
Encore Capital Group, Inc.(a)	41,448	2,103,486
Enova International, Inc.(a)	52,032	2,880,492
LendingTree, Inc.(a)	20,353	617,103
Marcus & Millichap, Inc.	42,409	1,852,425
Navient Corp.	153,802	2,863,793
Nelnet, Inc., Class A	23,427	2,066,730
PRA Group, Inc.(a)	69,042	1,808,900
PROG Holdings, Inc.(a)	79,200	2,448,072
Regional Management Corp.	13,515	338,956
World Acceptance Corp.(a)	7,256	947,126

		17,927,083

Consumer Services: Miscellaneous — 0.4%
Cars.com, Inc.(a)(b)	120,647	2,288,674
Chuy’s Holdings, Inc.(a)	32,751	1,252,071
FirstCash Holdings, Inc.	67,357	7,300,825
OPENLANE, Inc.(a)	192,977	2,857,989
Udemy, Inc.(a)(b)	156,258	2,301,680
WW International, Inc.(a)(b)	97,501	853,134

		16,854,373

Containers & Packaging — 0.3%
Greif, Inc., Class A	43,486	2,852,247
Greif, Inc., Class B	9,493	626,633
Myers Industries, Inc.	65,057	1,271,864
O-I Glass, Inc.(a)	277,756	4,549,643
Pactiv Evergreen, Inc.	72,137	988,998
Ranpak Holdings Corp., Class A(a)	75,986	442,239
UFP Technologies, Inc.(a)	12,652	2,176,650

		12,908,274

Security	Shares	Value

Cosmetics — 0.4%
elf Beauty, Inc.(a)	96,479	$13,925,779
Inter Parfums, Inc.	32,816	4,725,832

		18,651,611

Diversified Consumer Services(a) — 0.4%
Duolingo, Inc., Class A	52,281	11,859,945
Frontdoor, Inc.	144,987	5,106,442
Lincoln Educational Services Corp.	41,324	414,893
Nerdy, Inc., Class A	104,266	357,632
Rover Group, Inc., Class A	163,330	1,777,031

		19,515,943

Diversified Financial Services — 0.6%
Alerus Financial Corp.	33,280	745,139
Cannae Holdings, Inc.(a)	122,726	2,394,384
Compass Diversified Holdings	112,507	2,525,782
European Wax Center, Inc., Class A(a)	63,574	863,971
Jackson Financial, Inc., Class A	134,244	6,873,293
MBIA, Inc.	82,986	507,874
MidWestOne Financial Group, Inc.	26,041	700,763
Moelis & Co., Class A	112,337	6,305,476
Piper Sandler Cos.	31,016	5,423,768
SWK Holdings Corp.(a)	5,499	96,398
Tiptree, Inc.	44,876	850,849

		27,287,697

Diversified Manufacturing Operations — 0.6%
Barnes Group, Inc.	87,554	2,856,887
Custom Truck One Source, Inc.(a)	100,889	623,494
Enerpac Tool Group Corp., Class A	97,603	3,034,477
Enviri Corp.(a)	141,046	1,269,414
Federal Signal Corp.	107,150	8,222,691
Luxfer Holdings PLC	49,826	445,444
OSI Systems, Inc.(a)	28,902	3,729,803
PowerSchool Holdings, Inc., Class A(a)(b)	99,701	2,348,956
Standex International Corp.	21,088	3,339,918
TriMas Corp.	75,413	1,910,211

		27,781,295

Diversified Materials & Processing — 0.4%
Belden, Inc.	76,004	5,871,309
Encore Wire Corp.	26,882	5,741,995
Insteel Industries, Inc.	33,375	1,277,929
Koppers Holdings, Inc.	35,908	1,839,208
NL Industries, Inc.	14,377	80,655
Tredegar Corp.	49,049	265,355
Uranium Energy Corp.(a)	670,211	4,289,350

		19,365,801

Diversified Media — 0.0%
EW Scripps Co., Class A(a)	105,940	846,461

Diversified Retail — 0.3%
Beyond, Inc.(a)(b)	80,624	2,232,478
Big Lots, Inc.	49,137	382,777
ContextLogic, Inc., Class A(a)(b)	38,569	229,485
Dillard’s, Inc., Class A	6,193	2,499,804
Duluth Holdings, Inc., Class B(a)	21,472	115,519
Global Industrial Co.	23,664	919,110
PriceSmart, Inc.	44,988	3,409,191
Revolve Group, Inc., Class A(a)(b)	73,070	1,211,501
Savers Value Village, Inc.(a)	46,091	801,062
Stitch Fix, Inc., Class A(a)	156,752	559,605
Winmark Corp.	5,173	2,159,986

		14,520,518

S E R I E S S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services(a) — 0.1%
AST SpaceMobile, Inc., Class A(b)	147,130	$887,194
Charge Enterprises, Inc.	252,779	28,842
Lumen Technologies, Inc.	1,801,675	3,297,065

		4,213,101

Drug & Grocery Store Chains — 0.3%
Ingles Markets, Inc., Class A	25,493	2,201,830
PetMed Express, Inc.	35,060	265,054
Sprouts Farmers Market, Inc.(a)	182,164	8,763,910
Village Super Market, Inc., Class A	15,700	411,811
Weis Markets, Inc.	29,897	1,912,212

		13,554,817

Education Services — 0.7%
2U, Inc.(a)	146,129	179,739
Adtalem Global Education, Inc.(a)(b)	71,066	4,189,341
Chegg, Inc.(a)	203,528	2,312,078
Coursera, Inc.(a)	232,732	4,508,019
Franklin Covey Co.(a)	21,720	945,472
Graham Holdings Co., Class B	6,399	4,457,031
HealthStream, Inc.	44,486	1,202,457
Laureate Education, Inc., Class A	234,219	3,211,142
Perdoceo Education Corp.	116,774	2,050,551
Strategic Education, Inc.	40,456	3,736,921
Stride, Inc.(a)	75,825	4,501,730
Universal Technical Institute, Inc.(a)	60,383	755,995

		32,050,476

Electrical Equipment — 0.3%
374Water, Inc.(a)	97,984	139,137
Amprius Technologies, Inc.(a)(b)	9,428	49,874
Dragonfly Energy Holdings Corp.(a)(b)	50,615	27,423
Energy Vault Holdings, Inc.(a)	177,059	412,548
Enovix Corp.(a)(b)	247,401	3,097,461
Eos Energy Enterprises, Inc., Class A(a)(b)	192,568	209,899
ESS Tech, Inc.(a)(b)	166,053	189,300
Fluence Energy, Inc., Class A(a)	104,772	2,498,812
LSI Industries, Inc.	46,522	655,030
NuScale Power Corp., Class A(a)(b)	96,155	316,350
SES AI Corp., Class A(a)(b)	229,971	420,847
Shoals Technologies Group, Inc., Class A(a)(b)	306,555	4,763,865
SKYX Platforms Corp.(a)(b)	117,137	187,419

		12,967,965

Electronic Components — 0.7%
Array Technologies, Inc.(a)(b)	270,789	4,549,255
Methode Electronics, Inc.	60,937	1,385,098
MicroVision, Inc.(a)(b)	327,118	870,134
Novanta, Inc.(a)	64,014	10,780,598
NVE Corp.	8,481	665,165
Rogers Corp.(a)	30,957	4,088,491
Sanmina Corp.(a)	101,076	5,192,274
ScanSource, Inc.(a)(b)	44,065	1,745,414
Stem, Inc.(a)(b)	253,284	982,742
TTM Technologies, Inc.(a)	187,522	2,964,723

		33,223,894

Electronic Entertainment(a) — 0.0%
PlayAGS, Inc.	68,215	575,053
Turtle Beach Corp.	27,194	297,774

		872,827

Electronic Equipment, Instruments & Components — 0.2%
Climb Global Solutions, Inc.	7,473	409,745
Daktronics, Inc.(a)	69,803	591,929

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Evolv Technologies Holdings, Inc., Class A(a)	210,444	$993,296
Iteris, Inc.(a)(b)	75,185	390,962
Lightwave Logic, Inc.(a)(b)	213,745	1,064,450
Luna Innovations, Inc.(a)	61,264	407,406
Mirion Technologies, Inc., Class A(a)	358,145	3,670,986
Presto Automation, Inc.(a)	9,019	4,794
Richardson Electronics Ltd.	23,313	311,228
SmartRent, Inc., Class A(a)	333,051	1,062,433
Tingo Group, Inc.(a)(b)	205,487	141,786

		9,049,015

Electronics(a) — 0.4%
Agilysys, Inc.	35,827	3,038,846
Integer Holdings Corp.	59,353	5,880,695
iRobot Corp.	48,773	1,887,515
NEXTracker, Inc., Class A	88,703	4,155,736
nLight, Inc.	80,249	1,083,362

		16,046,154

Energy Equipment — 1.0%
API Group Corp.(a)(b)	374,011	12,940,780
Arcosa, Inc.	86,736	7,167,863
Bloom Energy Corp., Class A(a)(b)	344,381	5,096,839
Diamond Offshore Drilling, Inc.(a)	181,873	2,364,349
Expro Group Holdings NV(a)	161,923	2,577,814
FuelCell Energy, Inc.(a)	761,086	1,217,738
Matador Resources Co.	202,591	11,519,324
SunPower Corp.(a)(b)	157,908	762,696
TPI Composites, Inc.(a)	72,806	301,417

		43,948,820

Energy Equipment & Services — 0.7%
Atlas Energy Solutions, Inc.(b)	28,969	498,846
Borr Drilling Ltd.(a)	392,901	2,891,751
Core Laboratories, Inc.	85,720	1,513,815
Forum Energy Technologies, Inc.(a)	17,115	379,440
KLX Energy Services Holdings, Inc.(a)(b)	23,902	269,137
Kodiak Gas Services, Inc.(b)	27,785	557,923
Mammoth Energy Services, Inc.(a)(b)	45,251	201,819
Ranger Energy Services, Inc., Class A	27,445	280,762
SEACOR Marine Holdings, Inc.(a)	42,826	539,179
Seadrill Ltd.(a)	90,335	4,271,039
Valaris Ltd.(a)	108,008	7,406,109
Verde Clean Fuels, Inc., Class A	6,336	14,953
Weatherford International PLC(a)	127,302	12,453,955

		31,278,728

Engineering & Contracting Services — 0.8%
Argan, Inc.	23,432	1,096,383
Dycom Industries, Inc.(a)	51,246	5,897,902
Exponent, Inc.	90,546	7,971,670
Fluor Corp.(a)	254,995	9,988,154
IES Holdings, Inc.(a)	14,581	1,155,107
Mistras Group, Inc.(a)	33,891	248,082
MYR Group, Inc.(a)	29,390	4,250,676
NETSTREIT Corp.	122,535	2,187,250
VSE Corp.	23,415	1,512,843
Willdan Group, Inc.(a)	22,688	487,792

		34,795,859

Entertainment — 0.3%
Atlanta Braves Holdings, Inc., Class A	18,086	773,719
Atlanta Braves Holdings, Inc., Class C(a)	81,408	3,222,128
Cinemark Holdings, Inc.(a)	196,498	2,768,657
Golden Entertainment, Inc.	36,000	1,437,480

84	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment (continued)
IMAX Corp.(a)	81,990	$1,231,490
Lions Gate Entertainment Corp., Class A(a)	103,643	1,129,709
Lions Gate Entertainment Corp., Class B(a)	214,689	2,187,681
Loop Media, Inc.(a)(b)	59,121	59,121
Madison Square Garden Entertainment Corp.(a)	72,158	2,293,903
Playstudios, Inc., Class A(a)	158,927	430,692
Reservoir Media, Inc.(a)	38,285	272,972

		15,807,552

Environmental, Maintenance, & Security Service — 0.5%
ABM Industries, Inc.	118,420	5,308,768
BrightView Holdings, Inc.(a)	74,050	623,501
Brink’s Co.	82,512	7,256,930
Healthcare Services Group, Inc.	132,148	1,370,375
IBEX Holdings Ltd.(a)	16,667	316,840
Montrose Environmental Group, Inc.(a)	50,952	1,637,088
SP Plus Corp.(a)	35,563	1,822,604
UniFirst Corp.	26,826	4,906,744

		23,242,850

Financial Data & Systems — 0.4%
Atlanticus Holdings Corp.(a)(b)	8,447	326,645
Cass Information Systems, Inc.	24,342	1,096,607
Donnelley Financial Solutions, Inc.(a)	44,707	2,788,376
Everi Holdings, Inc.(a)	153,995	1,735,524
EVERTEC, Inc.	116,825	4,782,815
Green Dot Corp., Class A(a)	71,709	709,919
I3 Verticals, Inc., Class A(a)	42,103	891,321
International Money Express, Inc.(a)	57,223	1,264,056
LendingClub Corp.(a)(b)	195,714	1,710,540
Priority Technology Holdings, Inc.(a)	27,679	98,537
Repay Holdings Corp., Class A(a)(b)	149,889	1,280,052
Value Line, Inc.(b)	1,578	76,928

		16,761,320

Financial Services — 0.3%
Acacia Research Corp.(a)	65,497	256,748
Enact Holdings, Inc.	52,935	1,529,292
Ispire Technology, Inc.(b)	30,199	366,314
Karat Packaging, Inc.	11,129	276,556
NewtekOne, Inc.	42,892	591,909
Ocwen Financial Corp.(a)(b)	12,172	374,411
Pagseguro Digital Ltd., Class A(a)	354,970	4,426,476
Paysign, Inc.(a)	48,257	135,120
Security National Financial Corp., Class A(a)	21,792	196,128
Turning Point Brands, Inc.	30,459	801,681
Universal Corp.	43,058	2,898,664
Vector Group Ltd.	259,871	2,931,345

		14,784,644

Food & Staples Retailing — 0.0%
Natural Grocers by Vitamin Cottage, Inc.	17,991	287,856

Food Products — 0.2%
Benson Hill, Inc.(a)	300,534	52,233
Beyond Meat, Inc.(a)(b)	105,425	938,283
BRC, Inc., Class A(a)(b)	65,654	238,324
Dole PLC	130,608	1,605,172
Forafric Global PLC	9,653	102,225
Hain Celestial Group, Inc.(a)	162,391	1,778,181
Limoneira Co.	33,221	685,349

Security	Shares	Value

Food Products (continued)
SunOpta, Inc.(a)	167,244	$914,825
Westrock Coffee Co.(a)(b)	53,027	541,406

		6,855,998

Foods — 0.8%
B&G Foods, Inc.	126,528	1,328,544
Chefs’ Warehouse, Inc.(a)(b)	62,736	1,846,321
HF Foods Group, Inc.(a)	64,885	346,486
J & J Snack Foods Corp.	26,926	4,500,412
John B Sanfilippo & Son, Inc.	16,361	1,685,838
Lancaster Colony Corp.	34,924	5,811,004
Medifast, Inc.	19,715	1,325,242
Mission Produce, Inc.(a)	86,938	877,204
Nature’s Sunshine Products, Inc.(a)	24,658	426,337
Seneca Foods Corp., Class A(a)(b)	9,339	489,737
Simply Good Foods Co.(a)	162,302	6,427,159
Sovos Brands, Inc.(a)(b)	92,454	2,036,762
SpartanNash Co.	61,264	1,406,009
TreeHouse Foods, Inc.(a)	92,082	3,816,799
United Natural Foods, Inc.(a)	106,539	1,729,128
Utz Brands, Inc., Class A	128,455	2,086,109
Vita Coco Co., Inc.(a)	52,302	1,341,546
Vital Farms, Inc.(a)	54,302	851,998

		38,332,635

Forest Products — 0.5%
Boise Cascade Co.	71,014	9,186,371
UFP Industries, Inc.	107,388	13,482,563

		22,668,934

Forms & Bulk Printing Services — 0.1%
Deluxe Corp.	77,551	1,663,469
Ennis, Inc.	45,560	998,220
Quad/Graphics, Inc., Class A(a)	53,805	291,623

		2,953,312

Fruit & Grain Processing — 0.1%
MGP Ingredients, Inc.	28,351	2,793,141

Funeral Parlors & Cemeteries — 0.2%
Carriage Services, Inc.	24,227	605,917
Hillenbrand, Inc.	125,853	6,022,066
Matthews International Corp., Class A	53,930	1,976,535

		8,604,518

Gas Pipeline — 0.2%
Equitrans Midstream Corp.	780,959	7,950,163
Kinetik Holdings, Inc., Class A	30,634	1,023,175
NextDecade Corp.(a)(b)	141,760	676,195

		9,649,533

Glass — 0.0%
Apogee Enterprises, Inc.	39,404	2,104,568

Gold — 0.1%
Caledonia Mining Corp. PLC	28,639	349,396
Coeur Mining, Inc.(a)	591,192	1,927,286
Novagold Resources, Inc.(a)(b)	440,946	1,649,138

		3,925,820

Health Care Equipment & Services — 0.1%
Embecta Corp.	102,822	1,946,421
Figs, Inc., Class A(a)	232,837	1,618,217

		3,564,638

S E R I E S S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies(a) — 0.2%
Adaptive Biotechnologies Corp.(b)	210,817	$ 1,033,003
Inogen, Inc.(b)	40,440	222,016
Nano-X Imaging Ltd.(b)	86,733	552,489
OmniAb, Inc.	165,775	1,022,832
OmniAb, Inc., 12.50 Earnout Shares(c)	9,003	—
OmniAb, Inc., 15.00 Earnout Shares(c)	9,003	—
Paragon 28, Inc.	78,288	973,120
PROCEPT BioRobotics Corp.(b)	72,099	3,021,669
Vicarious Surgical, Inc., Class A	121,523	44,562
Zimvie, Inc.	46,169	819,500

		7,689,191

Health Care Facilities — 0.7%
Apollo Medical Holdings, Inc.(a)	77,437	2,965,837
Brookdale Senior Living, Inc.(a)(b)	331,825	1,931,222
CVRx, Inc.(a)	19,870	624,713
Ensign Group, Inc.	97,480	10,938,231
Joint Corp.(a)(b)	26,101	250,831
LifeStance Health Group, Inc.(a)(b)	188,923	1,479,267
National HealthCare Corp.	22,294	2,060,411
Pliant Therapeutics, Inc.(a)(b)	103,022	1,865,728
RxSight, Inc.(a)	49,551	1,997,896
Select Medical Holdings Corp.	185,795	4,366,183
Sight Sciences, Inc.(a)	38,565	198,995
U.S. Physical Therapy, Inc.	26,477	2,466,068

		31,145,382

Health Care Management Services(a) — 0.4%
Computer Programs and Systems, Inc.	25,663	287,426
Enhabit, Inc.(b)	93,452	967,228
Hims & Hers Health, Inc., Class A	217,494	1,935,697
Option Care Health, Inc.	299,621	10,094,231
Progyny, Inc.(b)	141,853	5,274,094
Quipt Home Medical Corp.	73,634	374,797

		18,933,473

Health Care Providers & Services(a) — 0.0%
23andMe Holding Co., Class A(b)	479,682	438,190
Cano Health, Inc.(b)	4,139	24,296
CareMax, Inc., Class A	130,447	64,989
DocGo, Inc.(b)	145,712	814,530
P3 Health Partners, Inc., Class A	69,896	98,553

		1,440,558

Health Care Services — 1.6%
Accolade, Inc.(a)	121,165	1,455,192
Addus HomeCare Corp.(a)	27,814	2,582,530
Agiliti, Inc.(a)(b)	56,392	446,625
AirSculpt Technologies, Inc.(a)(b)	19,556	146,474
Alignment Healthcare, Inc.(a)	152,957	1,316,960
American Well Corp., Class A(a)	455,326	678,436
AMN Healthcare Services, Inc.(a)	68,123	5,101,050
Aveanna Healthcare Holdings, Inc.(a)	99,315	266,164
Butterfly Network, Inc., Class A(a)(b)	260,971	281,849
Cara Therapeutics, Inc.(a)(b)	77,774	57,786
CorVel Corp.(a)	15,585	3,852,768
Cross Country Healthcare, Inc.(a)(b)	61,197	1,385,500
Definitive Healthcare Corp., Class A(a)	82,853	823,559
Health Catalyst, Inc.(a)	99,247	919,027
HealthEquity, Inc.(a)	150,244	9,961,177
Inari Medical, Inc.(a)(b)	95,601	6,206,417
ModivCare, Inc.(a)	22,736	1,000,157
NeoGenomics, Inc.(a)	227,664	3,683,603

Security	Shares	Value

Health Care Services (continued)
Omnicell, Inc.(a)	81,258	$ 3,057,739
OptimizeRx Corp.(a)	28,884	413,330
Pediatrix Medical Group, Inc.(a)(b)	153,573	1,428,229
Pennant Group, Inc.(a)	50,706	705,827
Phibro Animal Health Corp., Class A	38,274	443,213
Phreesia, Inc.(a)	94,303	2,183,114
Privia Health Group, Inc.(a)(b)	201,580	4,642,387
Ryman Hospitality Properties, Inc.	104,346	11,484,321
Sharecare, Inc., Class A(a)(b)	568,164	613,617
Surgery Partners, Inc.(a)	135,115	4,322,329
Veradigm, Inc.(a)(b)	192,829	2,022,776
Viemed Healthcare, Inc.(a)	64,622	507,283

		71,989,439

Home Building — 1.5%
Beazer Homes USA, Inc.(a)	52,498	1,773,907
Century Communities, Inc.	50,861	4,635,472
Hovnanian Enterprises, Inc., Class A(a)	8,562	1,332,418
Installed Building Products, Inc.	42,377	7,747,363
KB Home	127,411	7,958,091
Legacy Housing Corp.(a)	18,016	454,364
LGI Homes, Inc.(a)	37,215	4,955,549
M/I Homes, Inc.(a)	48,164	6,634,109
MDC Holdings, Inc.	106,983	5,910,811
Meritage Homes Corp.	65,125	11,344,775
Taylor Morrison Home Corp., Class A(a)	185,242	9,882,661
Tile Shop Holdings, Inc.(a)	49,395	363,547
Tri Pointe Homes, Inc.(a)	171,952	6,087,101

		69,080,168

Hotel/Motel — 0.2%
Bally’s Corp.(a)	52,451	731,167
First Watch Restaurant Group, Inc.(a)	39,510	794,151
Krispy Kreme, Inc.	158,658	2,394,149
Marcus Corp.	44,558	649,656
Red Rock Resorts, Inc., Class A	85,108	4,538,809
Xponential Fitness, Inc., Class A(a)	45,584	587,578

		9,695,510

Hotels, Restaurants & Leisure — 0.1%
Bowlero Corp., Class A(a)(b)	30,627	433,678
Empire Resorts, Inc.(c)	5,132	—
Global Business Travel Group I, Class A(a)	58,993	380,505
Mondee Holdings, Inc., Class A(a)(b)	87,266	240,854
Six Flags Entertainment Corp.(a)	129,136	3,238,731
Super Group SGHC Ltd.(b)	242,622	769,112

		5,062,880

Household Appliances(a) — 0.0%
Landsea Homes Corp.	24,654	323,954
Snap One Holdings Corp.	32,217	287,053
Traeger, Inc.	59,759	163,142

		774,149

Household Durables — 0.1%
Cricut, Inc., Class A	86,100	567,399
Dream Finders Homes, Inc., Class A(a)	43,295	1,538,271
United Homes Group, Inc., Class A(a)(b)	12,199	102,838
Vizio Holding Corp., Class A(a)(b)	137,689	1,060,205
Waldencast PLC, Class A(b)	65,898	720,924

		3,989,637

Household Equipment & Products — 0.5%
Central Garden & Pet Co.(a)	17,666	885,243
Central Garden & Pet Co., Class A(a)	70,388	3,099,887

86	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Equipment & Products (continued)
Energizer Holdings, Inc.	128,101	$ 4,058,240
Helen of Troy Ltd.(a)	42,518	5,136,600
Zurn Elkay Water Solutions Corp.	264,567	7,780,915

		20,960,885

Household Furnishings — 0.2%
American Woodmark Corp.(a)	29,225	2,713,541
Ethan Allen Interiors, Inc.	40,702	1,299,208
Hooker Furnishings Corp.	19,177	500,136
La-Z-Boy, Inc.	77,615	2,865,546
Lovesac Co.(a)	25,932	662,563
Purple Innovation, Inc.(b)	91,301	94,040
Sleep Number Corp.(a)	38,005	563,614

		8,698,648

Independent Power Producers & Energy Traders(a)(b) — 0.0%
Altus Power, Inc., Class A	116,386	794,916
Montauk Renewables, Inc.	122,888	1,094,932

		1,889,848

Industrial Conglomerates — 0.0%
Brookfield Business Corp., Class A(b)	46,451	1,081,379

Insurance — 0.3%
F&G Annuities & Life, Inc.	31,514	1,449,644
Fidelis Insurance Holdings Ltd.	27,968	354,355
GoHealth, Inc., Class A(a)	6,637	88,538
Kingsway Financial Services, Inc.(a)	20,483	172,057
Lemonade, Inc.(a)(b)	89,832	1,448,990
Marqeta, Inc., Class A(a)	858,352	5,991,297
Mercury General Corp.	48,729	1,818,079
Oscar Health, Inc., Class A(a)	282,037	2,580,638
Skyward Specialty Insurance Group, Inc.(a)	42,360	1,435,157

		15,338,755

Insurance: Life — 0.4%
American Equity Investment Life Holding Co.(a)	140,564	7,843,471
CNO Financial Group, Inc.	200,238	5,586,640
National Western Life Group, Inc., Class A	4,128	1,993,907
Selectquote, Inc.(a)	254,562	348,750
Trupanion, Inc.(a)	70,581	2,153,426

		17,926,194

Insurance: Multi-Line — 0.4%
BRP Group, Inc., Class A(a)(b)	108,858	2,614,769
Crawford & Co., Class A	27,631	364,176
eHealth, Inc.(a)	48,558	423,426
Goosehead Insurance, Inc., Class A(a)	38,521	2,919,892
Horace Mann Educators Corp.	63,440	2,074,488
James River Group Holdings Ltd.	65,857	608,519
Maiden Holdings Ltd.(a)	155,241	355,502
Mr. Cooper Group, Inc.(a)(b)	115,320	7,509,638
SiriusPoint Ltd.(a)	126,876	1,471,762

		18,342,172

Insurance: Property-Casualty — 1.3%
American Coastal Insurance Corp.(a)	31,572	298,671
AMERISAFE, Inc.	33,798	1,581,070
Donegal Group, Inc., Class A	27,114	379,325
Employers Holdings, Inc.	41,660	1,641,404
Enstar Group Ltd.(a)	21,332	6,279,074
Essent Group Ltd.	187,360	9,881,366
Genworth Financial, Inc., Class A(a)	710,538	4,746,394
Greenlight Capital Re Ltd., Class A(a)	48,629	555,343
HCI Group, Inc.	11,828	1,033,767

Security	Shares	Value

Insurance: Property-Casualty (continued)
Investors Title Co.	2,120	$ 343,737
NI Holdings, Inc.(a)	13,752	178,638
NMI Holdings, Inc., Class A(a)	144,585	4,291,283
Palomar Holdings, Inc.(a)	44,067	2,445,719
ProAssurance Corp.	77,287	1,065,788
Radian Group, Inc.	246,110	7,026,440
Safety Insurance Group, Inc.	25,832	1,962,974
Selective Insurance Group, Inc.	107,658	10,709,818
Stewart Information Services Corp.	40,510	2,379,963
United Fire Group, Inc.	38,079	766,149
Universal Insurance Holdings, Inc.	43,360	692,893

		58,259,816

International Trade & Diversified Logistic(a) — 0.0%
CryoPort, Inc.(b)	74,655	1,156,406
Radiant Logistics, Inc.	64,025	425,126

		1,581,532

Internet & Catalog Retail(a) — 0.0%
BARK, Inc.	226,295	182,281
ThredUp, Inc., Class A(b)	134,848	303,408
Vivid Seats, Inc., Class A	42,989	271,690

		757,379

Internet Software & Services(a) — 0.3%
eGain Corp.	40,271	335,458
Flywire Corp.	189,969	4,397,782
Gogo, Inc.(b)	117,414	1,189,404
MediaAlpha, Inc., Class A	37,721	420,589
Outbrain, Inc.(b)	70,537	308,952
Remitly Global, Inc.(b)	238,157	4,625,009
Rent the Runway, Inc., Class A(b)	86,971	45,877
TrueCar, Inc.	153,975	532,754
Xometry, Inc., Class A(b)	60,674	2,178,803

		14,034,628

IT Services — 0.6%
BigBear.ai Holdings, Inc.(a)(b)	48,514	103,820
Bread Financial Holdings, Inc.	45,593	1,501,833
Fastly, Inc., Class A(a)(b)	216,017	3,845,102
Payoneer Global, Inc.(a)	441,513	2,300,283
Paysafe Ltd.(a)	59,359	759,202
Sabre Corp.(a)(b)	598,490	2,633,356
SolarWinds Corp.(a)	92,128	1,150,679
Squarespace, Inc., Class A(a)	90,244	2,978,954
StoneCo Ltd., Class A(a)	520,362	9,382,127
Thoughtworks Holding, Inc.(a)	168,475	810,365

		25,465,721

Leisure Time — 0.7%
Acushnet Holdings Corp.	55,132	3,482,688
AMMO, Inc.(a)	168,298	353,426
Clarus Corp.	45,706	315,143
Escalade, Inc.	17,369	348,943
Hilton Grand Vacations, Inc.(a)	143,713	5,774,388
JAKKS Pacific, Inc.(a)	13,882	493,505
Johnson Outdoors, Inc., Class A	9,970	532,597
Latham Group, Inc.(a)	68,765	180,852
Life Time Group Holdings, Inc.(a)	82,056	1,237,405
Lindblad Expeditions Holdings, Inc.(a)	62,316	702,301
OneSpaWorld Holdings Ltd.(a)	148,849	2,098,771
Portillo’s, Inc., Class A(a)(b)	80,413	1,280,979
RCI Hospitality Holdings, Inc.	15,573	1,031,867
SeaWorld Entertainment, Inc.(a)(b)	65,019	3,434,954

S E R I E S S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Time (continued)
Smith & Wesson Brands, Inc.	84,316	$ 1,143,325
Sphere Entertainment Co., Class A(a)(b)	47,623	1,617,277
Sturm Ruger & Co., Inc.	31,958	1,452,491
Topgolf Callaway Brands Corp.(a)	257,282	3,689,424
Vista Outdoor, Inc.(a)(b)	103,282	3,054,049

		32,224,385

Life Sciences Tools & Services — 0.0%
WaVe Life Sciences Ltd.(a)	105,496	532,755

Luxury Items — 0.2%
Movado Group, Inc.	27,506	829,306
Signet Jewelers Ltd.	79,688	8,547,335
Stagwell, Inc., Class A(a)(b)	140,324	930,348

		10,306,989

Machinery(a) — 0.1%
Hillman Solutions Corp.	353,020	3,251,314
Matterport, Inc., Class A(b)	461,502	1,241,440
Microvast Holdings, Inc.	390,202	546,283
Velo3D, Inc.(b)	153,863	61,176

		5,100,213

Machinery: Agricultural — 0.4%
Alamo Group, Inc.	18,044	3,792,668
Integral Ad Science Holding Corp.(a)	87,953	1,265,644
Lindsay Corp.	19,762	2,552,460
SPX Technologies, Inc.(a)(b)	78,925	7,972,214
Titan International, Inc.(a)	93,345	1,388,973
Titan Machinery, Inc.(a)	38,219	1,103,765

		18,075,724

Machinery: Construction & Handling — 0.2%
Astec Industries, Inc.	41,067	1,527,692
Douglas Dynamics, Inc.	40,114	1,190,584
Manitowoc Co., Inc.(a)	62,167	1,037,567
NACCO Industries, Inc., Class A	7,348	268,202
Terex Corp.	118,899	6,831,937

		10,855,982

Machinery: Industrial — 1.2%
Applied Industrial Technologies, Inc.	68,999	11,915,437
Chart Industries, Inc.(a)(b)	76,851	10,477,097
Columbus McKinnon Corp./New York	50,224	1,959,741
Desktop Metal, Inc., Class A(a)(b)	490,326	368,235
DXP Enterprises, Inc.(a)	25,107	846,106
Enpro, Inc.	37,461	5,871,637
EVI Industries, Inc.	9,066	215,136
Gencor Industries, Inc.(a)	18,389	296,798
Hyliion Holdings Corp., Class A(a)(b)	265,296	215,871
Hyster-Yale Materials Handling, Inc., Class A	19,409	1,207,046
Intevac, Inc.(a)	50,364	217,572
John Bean Technologies Corp.	56,939	5,662,584
Kadant, Inc.	20,902	5,859,040
Kennametal, Inc.	144,201	3,718,944
Mayville Engineering Co., Inc.(a)(b)	21,748	313,606
Nikola Corp.(a)(b)	1,146,198	1,002,694
Omega Flex, Inc.	6,157	434,130
Proto Labs, Inc.(a)	48,040	1,871,638
Tennant Co.	33,101	3,068,132

		55,521,444

Security	Shares	Value

Machinery: Specialty — 0.1%
Albany International Corp., Class A	55,938	$ 5,494,230

Manufactured Housing(a) — 0.3%
Cavco Industries, Inc.	15,641	5,421,483
Skyline Champion Corp..	95,796	7,113,811

		12,535,294

Marine — 0.1%
Golden Ocean Group Ltd.	219,505	2,142,369

Media — 0.2%
Bumble, Inc., Class A(a)	179,883	2,651,475
Gambling.com Group Ltd.(a)	20,457	199,456
PubMatic, Inc., Class A(a)(b)	75,710	1,234,830
Sinclair, Inc., Class A(b)	58,387	760,783
Townsquare Media, Inc., Class A	21,670	228,835
Urban One, Inc., Class A(a)	12,790	51,544
Urban One, Inc., Class D(a)	18,543	65,457
Vimeo, Inc.(a)	232,955	913,183
ZipRecruiter, Inc., Class A(a)	120,903	1,680,552

		7,786,115

Medical & Dental Instruments & Supplies — 1.5%
Akoya Biosciences, Inc.(a)	40,656	198,401
Alphatec Holdings, Inc.(a)	164,397	2,484,039
AngioDynamics, Inc.(a)	70,684	554,163
Anika Therapeutics, Inc.(a)	27,120	614,539
Artivion, Inc.(a)	69,832	1,248,596
AtriCure, Inc.(a)	83,231	2,970,514
Atrion Corp.	2,455	929,929
Avanos Medical, Inc.(a)	84,071	1,885,713
Axogen, Inc.(a)	75,224	513,780
BioLife Solutions, Inc.(a)	61,870	1,005,388
Cerus Corp.(a)(b)	312,719	675,473
Community Health Systems, Inc.(a)	227,855	713,186
CONMED Corp.	54,795	6,000,600
Cutera, Inc.(a)(b)	34,992	123,347
InfuSystem Holdings, Inc.(a)	31,690	334,013
Inmode Ltd.(a)(b)	138,428	3,078,639
LeMaitre Vascular, Inc.	35,174	1,996,476
LivaNova PLC(a)	96,949	5,016,141
Merit Medical Systems, Inc.(a)(b)	101,623	7,719,283
NanoString Technologies, Inc.(a)	79,322	59,365
Neogen Corp.(a)(b)	389,444	7,831,719
Ocular Therapeutix, Inc.(a)(b)	145,211	647,641
OraSure Technologies, Inc.(a)	133,627	1,095,741
Orchestra BioMed Holdings, Inc.(a)(b)	24,708	225,584
Organogenesis Holdings, Inc., Class A(a)	128,915	527,262
Orthofix Medical, Inc.(a)	62,529	842,891
OrthoPediatrics Corp.(a)	29,535	960,183
Outset Medical, Inc.(a)	88,207	477,200
Owens & Minor, Inc.(a)	132,219	2,547,860
Patterson Cos., Inc.	153,541	4,368,241
Pulmonx Corp.(a)	67,926	866,057
Sanara Medtech, Inc.(a)(b)	6,035	248,039
Semler Scientific, Inc.(a)	8,215	363,842
STAAR Surgical Co.(a)(b)	86,869	2,711,182
Surmodics, Inc.(a)	24,882	904,461
TransMedics Group, Inc.(a)(b)	56,683	4,473,989

88	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Medical & Dental Instruments & Supplies (continued)
Treace Medical Concepts, Inc.(a)	80,396	$ 1,025,049
Utah Medical Products, Inc.	6,470	544,903

		68,783,429

Medical Equipment — 0.9%
Accuray, Inc.(a)	172,305	487,623
AdaptHealth Corp.(a)	174,786	1,274,190
Beyond Air, Inc.(a)(b)	42,993	84,266
CareDx, Inc.(a)	94,148	1,129,776
ClearPoint Neuro, Inc.(a)	43,569	295,834
Cytek Biosciences, Inc.(a)(b)	216,533	1,974,781
Glaukos Corp.(a)	84,768	6,738,208
Haemonetics Corp.(a)	89,630	7,664,261
iRadimed Corp.	13,000	617,110
iRhythm Technologies, Inc.(a)(b)	54,834	5,869,431
KORU Medical Systems, Inc.(a)(b)	63,861	156,779
Lantheus Holdings, Inc.(a)(b)	121,593	7,538,766
Nevro Corp.(a)	63,456	1,365,573
Quanterix Corp.(a)	62,768	1,716,077
Seer, Inc., Class A(a)	102,718	199,273
SI-BONE, Inc.(a)(b)	64,050	1,344,409
Silk Road Medical, Inc.(a)(b)	68,317	838,250
Tactile Systems Technology, Inc.(a)	41,369	591,577
Varex Imaging Corp.(a)	71,156	1,458,698
Zynex, Inc.(a)	36,128	393,434

		41,738,316

Medical Services(a) — 0.0%
Fulgent Genetics, Inc.	37,884	1,095,226
Innovage Holding Corp.	30,150	180,900
Tela Bio, Inc.	26,671	176,562

		1,452,688

Metal Fabricating — 0.5%
CompX International, Inc.	2,464	62,290
Distribution Solutions Group, Inc.(a)(b)	16,636	525,032
DMC Global, Inc.(a)	34,720	653,430
GrafTech International Ltd.	361,459	791,595
Haynes International, Inc.	22,291	1,271,701
MRC Global, Inc.(a)	148,670	1,636,857
Mueller Industries, Inc.	200,424	9,449,991
Mueller Water Products, Inc., Class A	277,469	3,995,554
Northwest Pipe Co.(a)	18,119	548,281
Worthington Enterprises, Inc.	55,396	3,188,040
Worthington Steel, Inc.(a)	55,396	1,556,628

		23,679,399

Metals & Minerals: Diversified — 1.0%
Alpha Metallurgical Resources, Inc.	20,649	6,998,359
Commercial Metals Co.	209,471	10,481,929
Compass Minerals International, Inc.	62,538	1,583,462
Constellium SE, Class A(a)	230,705	4,604,872
Energy Fuels, Inc./Canada(a)(b)	284,179	2,043,247
Hecla Mining Co.	1,092,452	5,254,694
Intrepid Potash, Inc.(a)	19,595	468,125
Materion Corp.	36,716	4,777,853
Minerals Technologies, Inc.	58,182	4,148,958
Oil-Dri Corp. of America	8,802	590,438
Perpetua Resources Corp.(a)(b)	59,052	187,195
Ring Energy, Inc.(a)(b)	230,505	336,537
SunCoke Energy, Inc.	148,953	1,599,755

Security	Shares	Value

Metals & Minerals: Diversified (continued)
U.S. Lime & Minerals, Inc.	3,699	$ 852,065
U.S. Silica Holdings, Inc.(a)	137,265	1,552,467

		45,479,956

Metals & Mining — 0.0%
Contango ORE, Inc.(a)	7,011	126,969
i-80 Gold Corp.(a)(b)	347,586	611,751
Ramaco Resources, Inc., Class A	41,680	716,063
Ramaco Resources, Inc., Class B	7,704	102,540

		1,557,323

Mining(a) — 0.0%
5E Advanced Materials, Inc.(b)	68,231	96,206
Dakota Gold Corp.	103,435	270,999
Piedmont Lithium, Inc.	31,943	901,751

		1,268,956

Office Supplies & Equipment — 0.3%
ACCO Brands Corp.	171,975	1,045,608
Eastman Kodak Co.(a)(b)	107,827	420,525
HNI Corp.	82,562	3,453,568
MillerKnoll, Inc.	131,922	3,519,679
Pitney Bowes, Inc.	200,937	884,123
Steelcase, Inc., Class A	168,282	2,275,173

		11,598,676

Oil & Gas Producers — 0.4%
Civitas Resources, Inc.	144,567	9,885,492
Crescent Energy Co., Class A	139,958	1,848,845
HighPeak Energy, Inc.(b)	20,988	298,869
Kosmos Energy Ltd.(a)	816,145	5,476,333

		17,509,539

Oil Well Equipment & Services — 1.1%
Bristow Group, Inc.(a)	42,488	1,201,136
Cactus, Inc., Class A	115,558	5,246,333
ChampionX Corp.(b)	350,078	10,225,778
Dril-Quip, Inc.(a)	60,400	1,405,508
Helix Energy Solutions Group, Inc.(a)	257,221	2,644,232
Helmerich & Payne, Inc.	174,091	6,305,576
Liberty Energy, Inc., Class A	293,738	5,328,407
Nabors Industries Ltd.(a)	16,690	1,362,405
Newpark Resources, Inc.(a)	134,042	890,039
Oceaneering International, Inc.(a)	179,654	3,823,037
Oil States International, Inc.(a)	112,459	763,597
Patterson-UTI Energy, Inc.	632,184	6,827,587
ProPetro Holding Corp.(a)	172,593	1,446,329
RPC, Inc.	150,682	1,096,965
Select Water Solutions, Inc., Class A	142,748	1,083,457
Solaris Oilfield Infrastructure, Inc., Class A	53,881	428,893
TETRA Technologies, Inc.(a)	231,573	1,046,710

		51,125,989

Oil, Gas & Consumable Fuels — 0.6%
Archrock, Inc.	248,557	3,827,778
Ardmore Shipping Corp.	73,470	1,035,192
DHT Holdings, Inc.	245,193	2,405,343
Dorian LPG Ltd.	57,991	2,544,065
Empire Petroleum Corp.(a)	25,444	279,630
Encore Energy Corp.	262,984	1,033,527
Enviva, Inc.	55,307	55,075
Excelerate Energy, Inc., Class A	34,084	526,939
FLEX LNG Ltd.(a)	54,380	1,580,283
Granite Ridge Resources, Inc.	45,331	272,893

S E R I E S S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Gulfport Energy Corp.(a)(b)	20,068	$ 2,673,058
Noble Corp. PLC	201,687	9,713,246
ProFrac Holding Corp., Class A(a)(b)	47,256	400,731
VAALCO Energy, Inc.	200,733	901,291
Vertex Energy, Inc.(a)	117,445	398,138
Vitesse Energy, Inc.	46,341	1,014,404

		28,661,593

Oil: Crude Producers — 1.8%
Amplify Energy Corp.(a)(b)	66,535	394,553
Berry Corp.	134,704	946,969
California Resources Corp.	124,560	6,810,941
Callon Petroleum Co.(a)	109,519	3,548,416
Chord Energy Corp.	74,824	12,437,994
CNX Resources Corp.(a)	280,059	5,601,180
Comstock Resources, Inc.	166,463	1,473,198
CVR Energy, Inc.	53,888	1,632,806
Evolution Petroleum Corp.	58,871	342,041
Gevo, Inc.(a)(b)	415,762	482,284
Magnolia Oil & Gas Corp., Class A	320,781	6,829,427
Murphy Oil Corp.	265,725	11,335,828
Northern Oil and Gas, Inc.	157,363	5,833,446
ONE Gas, Inc.	98,694	6,288,782
Overseas Shipholding Group, Inc., Class A	109,688	578,056
PrimeEnergy Resources Corp.(a)	1,464	155,696
Riley Exploration Permian, Inc.	15,696	427,559
SandRidge Energy, Inc.(b)	33,568	458,875
SilverBow Resources, Inc.(a)	31,610	919,219
SM Energy Co.	211,346	8,183,317
Talos Energy, Inc.(a)(b)	194,563	2,768,631
Tellurian, Inc.(a)(b)	954,848	721,483
Vital Energy, Inc.(a)(b)	42,403	1,928,912
W&T Offshore, Inc.	180,654	588,932

		80,688,545

Oil: Refining & Marketing — 0.4%
Clean Energy Fuels Corp.(a)(b)	301,777	1,155,806
Delek U.S. Holdings, Inc.	115,029	2,967,748
Par Pacific Holdings, Inc.(a)	98,792	3,593,065
PBF Energy, Inc., Class A	199,510	8,770,460
World Kinect Corp.	106,846	2,433,952

		18,921,031

Paints & Coatings — 0.2%
HB Fuller Co.	96,743	7,875,848
Kronos Worldwide, Inc.	39,140	389,051

		8,264,899

Paper — 0.1%
Clearwater Paper Corp.(a)	29,209	1,055,029
Glatfelter Corp.(a)	77,419	150,193
Mativ Holdings, Inc.	97,455	1,492,036

		2,697,258

Paper & Forest Products — 0.1%
Sylvamo Corp.	64,020	3,144,022

Personal Care — 0.6%
Beauty Health Co., Class A(a)	145,471	452,415
BellRing Brands, Inc.(a)	235,863	13,073,886
Edgewell Personal Care Co.	90,111	3,300,766
Nu Skin Enterprises, Inc., Class A	90,970	1,766,637
Sterling Check Corp.(a)(b)	56,200	782,304

Security	Shares	Value

Personal Care (continued)
USANA Health Sciences, Inc.(a)	21,093	$ 1,130,585
WD-40 Co.	24,275	5,803,424

		26,310,017

Personal Products — 0.1%
Herbalife Ltd.(a)	176,664	2,695,893

Pharmaceuticals — 2.1%
ACADIA Pharmaceuticals, Inc.(a)	216,499	6,778,584
Aclaris Therapeutics, Inc.(a)	123,478	129,652
Alkermes PLC(a)	296,447	8,223,440
Amneal Pharmaceuticals, Inc., Class A(a)(b)	219,586	1,332,887
Amphastar Pharmaceuticals, Inc.(a)(b)	69,183	4,278,968
Arrowhead Pharmaceuticals, Inc.(a)	180,776	5,531,746
Assertio Holdings, Inc.(a)(b)	169,034	180,866
Atea Pharmaceuticals, Inc.(a)	134,315	409,661
Axonics, Inc.(a)(b)	89,342	5,559,753
Axsome Therapeutics, Inc.(a)(b)	64,065	5,098,933
Biote Corp., Class A(a)	26,839	132,585
Bright Green Corp.(a)	94,164	31,083
Cassava Sciences, Inc.(a)(b)	70,681	1,591,029
Citius Pharmaceuticals, Inc.(a)(b)	200,965	152,030
Corcept Therapeutics, Inc.(a)(b)	143,384	4,657,112
CorMedix, Inc.(a)(b)	99,843	375,410
Eagle Pharmaceuticals, Inc.(a)	17,753	92,848
Edgewise Therapeutics, Inc.(a)	79,654	871,415
Enanta Pharmaceuticals, Inc.(a)	37,581	353,637
Enliven Therapeutics, Inc.(a)(b)	42,665	590,484
Evolus, Inc.(a)	75,730	797,437
Eyenovia, Inc.(a)(b)	44,656	92,884
Harmony Biosciences Holdings, Inc.(a)	57,593	1,860,254
Harrow, Inc.(a)(b)	52,484	587,821
Ikena Oncology, Inc.(a)(b)	40,485	79,755
Innoviva, Inc.(a)(b)	106,193	1,703,336
Intra-Cellular Therapies, Inc.(a)	167,406	11,989,618
Ironwood Pharmaceuticals, Inc., Class A(a)	250,757	2,868,660
Liquidia Corp.(a)(b)	87,568	1,053,443
Longboard Pharmaceuticals, Inc.(a)	24,357	146,873
Neumora Therapeutics, Inc.(b)	26,998	460,316
Nuvation Bio, Inc., Class A(a)	281,043	424,375
Optinose, Inc.(a)	113,495	146,409
Pacira BioSciences, Inc.(a)(b)	81,388	2,746,031
PetIQ, Inc., Class A(a)(b)	49,153	970,772
Prestige Consumer Healthcare, Inc.(a)	89,050	5,451,641
Rain Oncology, Inc.(a)	31,089	37,307
Revance Therapeutics, Inc.(a)	154,215	1,355,550
Scilex Holding Co., (Acquired 01/06/23, Cost: $1,040,392)(a)(d)	99,274	197,287
scPharmaceuticals, Inc.(a)(b)	49,478	310,227
SIGA Technologies, Inc.	81,168	454,541
Supernus Pharmaceuticals, Inc.(a)	87,816	2,541,395
Syndax Pharmaceuticals, Inc.(a)(b)	119,964	2,592,422
Taro Pharmaceutical Industries Ltd.(a)	14,816	619,012
Tarsus Pharmaceuticals, Inc.(a)(b)	43,606	883,021
Terns Pharmaceuticals, Inc.(a)(b)	76,560	496,874
TG Therapeutics, Inc.(a)(b)	247,744	4,231,467
Theravance Biopharma, Inc.(a)(b)	99,070	1,113,547
Theseus Pharmaceuticals, Inc.(a)	34,367	139,186
Third Harmonic Bio, Inc.(a)	37,467	411,013
Trevi Therapeutics, Inc.(a)	67,467	90,406
Ventyx Biosciences, Inc.(a)	83,204	205,514

90	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Voyager Therapeutics, Inc.(a)	60,352	$ 509,371
Xeris Biopharma Holdings, Inc.(a)	253,263	595,168

		94,535,056

Photography — 0.0%
GoPro, Inc., Class A(a)	225,473	782,391

Power Transmission Equipment — 0.2%
Advanced Energy Industries, Inc.(b)	67,256	7,325,524
Babcock & Wilcox Enterprises, Inc.(a)	106,657	155,719
Powell Industries, Inc.	16,302	1,441,097
Vicor Corp.(a)(b)	39,466	1,773,602

		10,695,942

Printing & Copying Services(a) — 0.2%
Casella Waste Systems, Inc., Class A	100,944	8,626,674
Cimpress PLC	32,362	2,590,578

		11,217,252

Producer Durables: Miscellaneous — 0.1%
First Advantage Corp.	96,635	1,601,242
Park-Ohio Holdings Corp.	15,499	417,853
Solo Brands, Inc., Class A(a)	38,288	235,854

		2,254,949

Production Technology Equipment(a) — 0.8%
ACM Research, Inc., Class A(b)	85,712	1,674,812
Axcelis Technologies, Inc.	58,272	7,557,296
Cohu, Inc.	83,464	2,953,791
HireRight Holdings Corp.	24,458	328,960
Ichor Holdings Ltd.	50,944	1,713,247
Maxeon Solar Technologies Ltd.(b)	53,293	382,111
Onto Innovation, Inc.	87,560	13,387,924
Photronics, Inc.	109,143	3,423,816
Ultra Clean Holdings, Inc.	79,357	2,709,248
Veeco Instruments, Inc.(b)	92,007	2,854,977

		36,986,182

Professional Services — 0.2%
Alight, Inc., Class A(a)	740,713	6,318,282
BlackSky Technology, Inc., Class A(a)	204,411	286,175
FiscalNote Holdings, Inc., Class A(a)	107,542	122,598
Innodata, Inc.(a)(b)	47,865	389,621
Legalzoom.com, Inc.(a)(b)	211,161	2,386,119
Planet Labs PBC, Class A(a)(b)	315,614	779,567
Skillsoft Corp.	7,248	127,420

		10,409,782

Publishing — 0.1%
Daily Journal Corp.(a)	2,447	833,986
Gannett Co., Inc.(a)(b)	256,849	590,753
John Wiley & Sons, Inc., Class A	66,187	2,100,775
Scholastic Corp.	47,831	1,803,229

		5,328,743

Radio & TV Broadcasters — 0.2%
Entravision Communications Corp., Class A	112,738	470,118
Gray Television, Inc.	152,546	1,366,812
iHeartMedia, Inc., Class A(a)	186,275	497,354
TEGNA, Inc.	360,997	5,523,254

		7,857,538

Security	Shares	Value

Railroad Equipment — 0.1%
Greenbrier Cos., Inc.	55,361	$ 2,445,849
Trinity Industries, Inc.	145,165	3,859,937

		6,305,786

Real Estate — 0.5%
Anywhere Real Estate, Inc.(a)	192,728	1,563,024
Cushman & Wakefield PLC(a)	254,184	2,745,187
eXp World Holdings, Inc.	129,583	2,011,128
Kennedy-Wilson Holdings, Inc.	213,957	2,648,788
Newmark Group, Inc., Class A	245,399	2,689,573
Opendoor Technologies, Inc.(a)	988,340	4,427,763
Redfin Corp.(a)(b)	194,707	2,009,376
RMR Group, Inc., Class A	28,818	813,532
St. Joe Co.	61,570	3,705,283
Stratus Properties, Inc.(a)	9,109	262,886
Tejon Ranch Co.(a)	37,405	643,366

		23,519,906

Real Estate Investment Trusts (REITs) — 6.0%
Acadia Realty Trust	167,076	2,838,621
AFC Gamma, Inc.	31,863	383,312
Alexander & Baldwin, Inc.	131,400	2,499,228
Alexander’s, Inc.	3,821	816,051
Alpine Income Property Trust, Inc.	22,727	384,314
American Assets Trust, Inc.	86,925	1,956,682
Angel Oak Mortgage REIT, Inc., Series 13A	23,255	246,503
Apartment Investment and Management Co., Class A(a)	261,443	2,047,099
Apollo Commercial Real Estate Finance, Inc.	253,829	2,979,952
Apple Hospitality REIT, Inc.	385,527	6,403,603
Arbor Realty Trust, Inc.(b)	285,682	4,336,653
Ares Commercial Real Estate Corp.	96,540	1,000,154
Armada Hoffler Properties, Inc.	120,003	1,484,437
ARMOUR Residential REIT, Inc.	83,819	1,619,383
Blackstone Mortgage Trust, Inc., Class A	308,086	6,552,989
Braemar Hotels & Resorts, Inc.	116,745	291,863
Brandywine Realty Trust	302,751	1,634,855
BrightSpire Capital, Inc., Class A	229,546	1,707,822
Broadstone Net Lease, Inc.	336,119	5,787,969
BRT Apartments Corp.	21,875	406,656
CareTrust REIT, Inc.	179,072	4,007,631
CBL & Associates Properties, Inc.	49,618	1,211,672
Centerspace	26,877	1,564,241
Chatham Lodging Trust	87,903	942,320
Chicago Atlantic Real Estate Finance, Inc.	28,747	465,126
Chimera Investment Corp.	406,650	2,029,184
City Office REIT, Inc.	65,402	399,606
Claros Mortgage Trust, Inc.	162,098	2,209,396
Clipper Realty, Inc.	23,302	125,831
Community Healthcare Trust, Inc.	46,923	1,250,029
COPT Defense Properties	201,617	5,167,444
CoreCivic, Inc.(a)	203,270	2,953,513
CTO Realty Growth, Inc.	39,929	691,970
DiamondRock Hospitality Co.	375,952	3,530,189
Diversified Healthcare Trust	425,019	1,589,571
Douglas Emmett, Inc.	165,902	2,405,579
Dynex Capital, Inc.	96,081	1,202,934
Easterly Government Properties, Inc.	171,320	2,302,541
Ellington Financial, Inc.	136,870	1,739,618
Elme Communities	157,038	2,292,755
Empire State Realty Trust, Inc., Class A	239,412	2,319,902

S E R I E S S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
Equity Commonwealth	182,505	$3,504,096
Essential Properties Realty Trust, Inc.	278,867	7,127,841
Farmland Partners, Inc.	79,856	996,603
Four Corners Property Trust, Inc.	157,919	3,995,351
Franklin BSP Realty Trust, Inc.	147,516	1,992,941
GEO Group, Inc.(a)	218,539	2,366,777
Getty Realty Corp.	81,131	2,370,648
Gladstone Commercial Corp.	72,071	954,220
Gladstone Land Corp.	62,440	902,258
Global Medical REIT, Inc.	109,543	1,215,927
Global Net Lease, Inc.	347,964	3,462,242
Granite Point Mortgage Trust, Inc.	93,415	554,885
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	187,357	5,167,306
Hudson Pacific Properties, Inc.	245,712	2,287,579
Independence Realty Trust, Inc.	403,423	6,172,372
Innovative Industrial Properties, Inc.	49,927	5,033,640
InvenTrust Properties Corp.	121,548	3,080,026
Invesco Mortgage Capital, Inc.	75,747	671,118
JBG SMITH Properties	181,351	3,084,781
Kite Realty Group Trust	389,282	8,898,987
KKR Real Estate Finance Trust, Inc.	104,674	1,384,837
Ladder Capital Corp., Class A	205,166	2,361,461
LTC Properties, Inc.	73,317	2,354,942
LXP Industrial Trust	518,066	5,139,215
MFA Financial, Inc.	185,958	2,095,747
National Health Investors, Inc.	74,640	4,168,644
New York Mortgage Trust, Inc.	166,510	1,420,330
NexPoint Diversified Real Estate Trust	55,594	441,972
Nexpoint Real Estate Finance, Inc.	14,959	235,604
NexPoint Residential Trust, Inc.	40,193	1,383,845
Office Properties Income Trust	89,332	653,910
One Liberty Properties, Inc.	29,385	643,825
Orchid Island Capital, Inc.	79,665	671,576
Orion Office REIT, Inc.	106,467	608,991
Outfront Media, Inc.	263,831	3,683,081
Paramount Group, Inc.	337,412	1,744,420
Peakstone Realty Trust, Class E	64,667	1,288,813
Pebblebrook Hotel Trust	212,576	3,396,964
PennyMac Mortgage Investment Trust	155,406	2,323,320
Phillips Edison & Co., Inc.	210,939	7,695,055
Physicians Realty Trust	425,543	5,663,977
Piedmont Office Realty Trust, Inc., Class A	219,961	1,563,923
Plymouth Industrial REIT, Inc.	78,242	1,883,285
Postal Realty Trust, Inc., Class A	33,567	488,736
PotlatchDeltic Corp.	141,465	6,945,932
Ready Capital Corp.	286,349	2,935,077
Redwood Trust, Inc.	208,381	1,544,103
Retail Opportunity Investments Corp.	220,078	3,087,694
RLJ Lodging Trust	277,012	3,246,581
Sabra Health Care REIT, Inc.	413,866	5,905,868
Safehold, Inc.	79,950	1,870,830
Saul Centers, Inc.	21,063	827,144
Service Properties Trust	298,511	2,549,284
SL Green Realty Corp.	94,957	4,289,208
Star Holdings(a)	25,185	377,271
Summit Hotel Properties, Inc.	186,436	1,252,850
Sunstone Hotel Investors, Inc.	372,476	3,996,667
Tanger, Inc.	182,695	5,064,305
Terreno Realty Corp.	148,197	9,287,506
TPG RE Finance Trust, Inc.	122,871	798,662
Two Harbors Investment Corp.	176,025	2,452,028

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)
UMH Properties, Inc.	99,139	$ 1,518,809
Uniti Group, Inc.	431,653	2,494,954
Universal Health Realty Income Trust	23,915	1,034,324
Urban Edge Properties	205,422	3,759,223
Veris Residential, Inc.	143,504	2,257,318
Whitestone REIT	90,282	1,109,566
Xenia Hotels & Resorts, Inc.	192,010	2,615,176

		274,135,649

Real Estate Management & Development — 0.2%
American Realty Investors, Inc.(a)	2,389	41,592
Bluegreen Vacations Holding Corp., Class A	19,633	1,474,831
Compass, Inc., Class A(a)(b)	516,914	1,943,597
DigitalBridge Group, Inc., Class A	289,252	5,073,480
Forestar Group, Inc.(a)	32,900	1,088,003
Maui Land & Pineapple Co., Inc.(a)	13,156	209,049
Transcontinental Realty Investors, Inc.(a)	3,272	113,080

		9,943,632

Recreational Vehicles & Boats — 0.3%
Camping World Holdings, Inc., Class A	74,726	1,962,305
Lazydays Holdings, Inc.(a)(b)	13,605	95,915
LCI Industries	44,187	5,554,748
Malibu Boats, Inc., Class A(a)	36,216	1,985,361
Marine Products Corp.	14,954	170,476
MasterCraft Boat Holdings, Inc.(a)	30,695	694,935
Winnebago Industries, Inc.	51,880	3,781,014

		14,244,754

Rental & Leasing Services: Consumer — 0.1%
Upbound Group, Inc.	98,521	3,346,758

Restaurants — 0.9%
Biglari Holdings, Inc., Class B(a)	1,350	222,655
BJ’s Restaurants, Inc.(a)	40,664	1,464,311
Bloomin’ Brands, Inc.	156,687	4,410,739
Brinker International, Inc.(a)(b)	78,416	3,386,003
Carrols Restaurant Group, Inc.	68,119	536,778
Cheesecake Factory, Inc.	86,727	3,036,312
Cracker Barrel Old Country Store, Inc.	39,443	3,040,266
Dave & Buster’s Entertainment, Inc.(a)	64,562	3,476,664
Denny’s Corp.(a)	91,679	997,468
Dine Brands Global, Inc.	27,661	1,373,369
El Pollo Loco Holdings, Inc.(a)	52,306	461,339
Jack in the Box, Inc.	36,234	2,957,781
Kura Sushi USA, Inc., Class A(a)(b)	10,374	788,424
Nathan’s Famous, Inc.	4,919	383,731
Noodles & Co., Class A(a)	67,772	213,482
ONE Group Hospitality, Inc.(a)	38,498	235,608
Papa John’s International, Inc.	58,773	4,480,266
Potbelly Corp.(a)	47,663	496,648
Red Robin Gourmet Burgers, Inc.(a)(b)	27,221	339,446
Rush Street Interactive, Inc., Class A(a)	115,455	518,393
Shake Shack, Inc., Class A(a)(b)	67,518	5,004,434
Sweetgreen, Inc., Class A(a)(b)	175,333	1,981,263

		39,805,380

Road & Rail — 0.0%
TuSimple Holdings, Inc., Class A(a)(b)	291,662	256,021

Scientific Instruments: Control & Filter — 0.7%
Arlo Technologies, Inc.(a)	159,896	1,522,210
Energy Recovery, Inc.(a)(b)	101,473	1,911,751
ESCO Technologies, Inc.	45,783	5,357,985
Gorman-Rupp Co.	40,732	1,447,208
Helios Technologies, Inc.	60,100	2,725,535

92	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Scientific Instruments: Control & Filter (continued)
Napco Security Technologies, Inc.	57,492	$ 1,969,101
Resideo Technologies, Inc.(a)	261,849	4,927,998
Thermon Group Holdings, Inc.(a)	59,535	1,939,055
Watts Water Technologies, Inc., Class A	48,906	10,189,076

		31,989,919

Scientific Instruments: Electrical — 0.7%
Allient, Inc.	23,007	695,041
Atkore, Inc.(a)	67,733	10,837,280
AZZ, Inc.	44,963	2,611,901
EnerSys	73,771	7,447,920
Franklin Electric Co., Inc.	82,582	7,981,550
FTC Solar, Inc.(a)(b)	109,681	75,987
Preformed Line Products Co.	4,418	591,394

		30,241,073

Scientific Instruments: Gauges & Meters — 0.4%
Badger Meter, Inc.	52,598	8,119,553
FARO Technologies, Inc.(a)	34,249	771,630
Itron, Inc.(a)	81,442	6,149,685
Mesa Laboratories, Inc.	9,201	963,989
Transcat, Inc.(a)(b)	13,545	1,480,875
Vishay Precision Group, Inc.(a)	22,635	771,175

		18,256,907

Scientific Instruments: Pollution Control — 0.0%
CECO Environmental Corp.(a)	54,923	1,113,838

Securities Brokerage & Services — 0.1%
StoneX Group, Inc.(a)	47,905	3,536,826

Semiconductors & Components — 1.8%
Alpha & Omega Semiconductor Ltd.(a)	41,788	1,088,995
Amkor Technology, Inc.	201,226	6,694,789
Atomera, Inc.(a)(b)	37,334	261,711
CEVA, Inc.(a)	43,192	980,890
Diodes, Inc.(a)	80,745	6,501,588
FormFactor, Inc.(a)(b)	137,937	5,753,352
Kulicke & Soffa Industries, Inc.	99,224	5,429,537
MACOM Technology Solutions Holdings, Inc., Class H(a)(b)	97,204	9,035,112
MaxLinear, Inc.(a)	135,145	3,212,397
Power Integrations, Inc.	101,565	8,339,502
Rambus, Inc.(a)(b)	194,953	13,305,542
Semtech Corp.(a)(b)	114,305	2,504,423
Silicon Laboratories, Inc.(a)	56,775	7,509,629
SiTime Corp.(a)(b)	31,296	3,820,616
SkyWater Technology, Inc.(a)(b)	30,222	290,736
SMART Global Holdings, Inc.(a)(b)	86,019	1,628,340
Vishay Intertechnology, Inc.	230,588	5,527,194

		81,884,353

Semiconductors & Semiconductor Equipment(a) — 0.3%
Aehr Test Systems(b)	47,780	1,267,604
Ambarella, Inc.	67,787	4,154,665
Credo Technology Group Holding Ltd.	205,030	3,991,934
indie Semiconductor, Inc., Class A(b)	250,986	2,035,497
inTEST Corp.	18,072	245,779
Navitas Semiconductor Corp.	194,786	1,571,923
Transphorm, Inc.(b)	43,608	159,169

		13,426,571

Shipping — 0.9%
A-Mark Precious Metals, Inc.	34,891	1,055,453
Eagle Bulk Shipping, Inc.	16,459	911,829

Security	Shares	Value

Shipping (continued)
Genco Shipping & Trading Ltd.	74,871	$ 1,242,110
Golar LNG Ltd.	179,101	4,117,532
Himalaya Shipping Ltd.(b)	51,190	346,044
International Seaways, Inc.	72,623	3,302,894
Matson, Inc.	61,703	6,762,649
Nordic American Tankers Ltd.	375,526	1,577,209
Pangaea Logistics Solutions Ltd.	63,556	523,701
Safe Bulkers, Inc.	123,450	485,158
Scorpio Tankers, Inc.	85,382	5,191,226
SFL Corp. Ltd.	204,823	2,310,403
SITE Centers Corp.	340,793	4,645,009
Teekay Corp.(a)(b)	110,738	791,777
Teekay Tankers Ltd., Class A	43,282	2,162,802
Tidewater, Inc.(a)	83,021	5,986,644

		41,412,440

Software — 1.4%
Amplitude, Inc., Class A(a)	120,804	1,536,627
AvePoint, Inc., Class A(a)(b)	265,436	2,179,230
AvidXchange Holdings, Inc.(a)(b)	270,138	3,347,010
Bit Digital, Inc.(a)(b)	127,023	537,307
Braze, Inc., Class A(a)	93,663	4,976,315
C3.ai, Inc., Class A(a)(b)	145,447	4,175,783
Cipher Mining, Inc.(a)(b)	74,178	306,355
Clear Secure, Inc., Class A	146,907	3,033,630
Consensus Cloud Solutions, Inc.(a)	34,848	913,366
Couchbase, Inc.(a)(b)	62,567	1,409,009
CS Disco, Inc.(a)	44,051	334,347
CXApp, Inc., Class A	3,143	4,054
Enfusion, Inc., Class A(a)(b)	68,534	664,780
EngageSmart, Inc.(a)	88,138	2,018,360
EverCommerce, Inc.(a)	43,674	481,724
Expensify, Inc., Class A(a)	94,809	234,178
Freshworks, Inc., Class A(a)	289,635	6,803,526
Instructure Holdings, Inc.(a)	34,783	939,489
Intapp, Inc.(a)	49,121	1,867,580
Jamf Holding Corp.(a)	126,663	2,287,534
Kaltura, Inc.(a)	151,352	295,136
MarketWise, Inc., Class A	63,484	173,311
MeridianLink, Inc.(a)	46,932	1,162,506
Model N, Inc.(a)(b)	68,163	1,835,630
N-able, Inc.(a)	124,402	1,648,326
NextNav, Inc.(a)	95,719	425,950
Olo, Inc., Class A(a)	191,473	1,095,226
Qualys, Inc.(a)	66,506	13,053,798
SEMrush Holdings, Inc., Class A(a)	57,839	790,081
SoundHound AI, Inc., Class A(a)(b)	248,465	526,746
Sprinklr, Inc., Class A(a)(b)	188,854	2,273,802
Terawulf, Inc.(a)(b)	256,302	615,125
Weave Communications, Inc.(a)	60,371	692,455
Zeta Global Holdings Corp., Class A(a)(b)	249,433	2,199,999

		64,838,295

Specialty Retail — 2.2%
1-800-Flowers.com, Inc., Class A(a)	49,440	532,963
Aaron’s Co., Inc.	54,498	592,938
Abercrombie & Fitch Co., Class A(a)	87,272	7,699,136
Academy Sports & Outdoors, Inc.	129,302	8,533,932
Alta Equipment Group, Inc., Class A	42,374	524,166
American Eagle Outfitters, Inc.	326,680	6,912,549
America’s Car-Mart, Inc.(a)(b)	10,484	794,373
Arko Corp., Class A	145,236	1,198,197
Asbury Automotive Group, Inc.(a)(b)	37,022	8,328,839

S E R I E S S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Big 5 Sporting Goods Corp.	39,098	$ 247,881
Blink Charging Co.(a)(b)	95,934	325,216
Boot Barn Holdings, Inc.(a)(b)	53,188	4,082,711
Buckle, Inc.	54,491	2,589,412
Build-A-Bear Workshop, Inc.	23,386	537,644
Caleres, Inc.	60,241	1,851,206
Carvana Co., Class A(a)(b)	171,515	9,080,004
Cato Corp., Class A	33,287	237,669
Chico’s FAS, Inc.(a)	213,111	1,615,381
Children’s Place, Inc.(a)	22,053	512,071
Designer Brands, Inc., Class A	77,156	682,831
Destination XL Group, Inc.(a)	108,631	477,976
Envela Corp.(a)	16,538	80,375
EVgo, Inc., Class A(a)(b)	185,400	663,732
Foot Locker, Inc.	146,804	4,572,945
Genesco, Inc.(a)	19,699	693,602
Group 1 Automotive, Inc.(b)	24,409	7,438,399
Guess?, Inc.	51,084	1,177,997
Haverty Furniture Cos., Inc.	26,441	938,656
Hibbett, Inc.	21,858	1,574,213
J Jill, Inc.(a)	8,481	218,640
Lands’ End, Inc.(a)	26,544	253,761
Leslie’s, Inc.(a)	317,023	2,190,629
MarineMax, Inc.(a)	38,197	1,485,863
Monro, Inc.	56,915	1,669,886
National Vision Holdings, Inc.(a)	140,470	2,940,037
ODP Corp.(a)	58,047	3,268,046
OneWater Marine, Inc., Class A(a)(b)	21,028	710,536
Sally Beauty Holdings, Inc.(a)(b)	191,848	2,547,742
Shoe Carnival, Inc.	32,591	984,574
Sonic Automotive, Inc., Class A	26,626	1,496,648
Sportsman’s Warehouse Holdings, Inc.(a)	71,772	305,749
Tilly’s, Inc., Class A(a)	41,556	313,332
Torrid Holdings, Inc.(a)(b)	20,346	117,396
Urban Outfitters, Inc.(a)	114,093	4,071,979
Warby Parker, Inc., Class A(a)(b)	150,455	2,121,416
Zumiez, Inc.(a)	29,950	609,183

		99,802,431

Steel — 0.5%
ATI, Inc.(a)	230,595	10,485,155
Carpenter Technology Corp.	87,788	6,215,390
Ivanhoe Electric, Inc.(a)	99,478	1,002,738
Olympic Steel, Inc.	17,595	1,173,587
Ryerson Holding Corp.	44,189	1,532,475
Schnitzer Steel Industries, Inc., Class A	46,177	1,392,698
TimkenSteel Corp.(a)	77,447	1,816,132

		23,618,175

Technology Hardware & Equipment — 0.2%
CompoSecure, Inc., Class A(a)(b)	27,101	146,346
CPI Card Group, Inc.(a)(b)	6,890	132,219
IonQ, Inc.(a)(b)	287,330	3,560,019
Xerox Holdings Corp.	209,986	3,849,043

		7,687,627

Technology: Miscellaneous — 0.5%
Aeva Technologies, Inc.(a)	149,503	113,278
Benchmark Electronics, Inc.	64,506	1,782,946
CTS Corp.	55,385	2,422,540
Fabrinet(a)	65,808	12,525,237

Security	Shares	Value

Technology: Miscellaneous (continued)
Kimball Electronics, Inc.(a)(b)	43,762	$ 1,179,386
Plexus Corp.(a)(b)	49,073	5,306,263

		23,329,650

Telecommunications Equipment(a) — 0.2%
Akoustis Technologies, Inc.	128,450	107,127
Cambium Networks Corp.	20,578	123,468
Clearfield, Inc.(b)	23,275	676,837
Knowles Corp.	162,764	2,915,103
Viavi Solutions, Inc.	395,519	3,982,877

		7,805,412

Textile Products — 0.0%
Interface, Inc., Class A	102,452	1,292,944

Textiles Apparel & Shoes — 0.5%
Fossil Group, Inc.(a)	95,290	139,123
G-III Apparel Group Ltd.(a)	73,598	2,500,860
Hanesbrands, Inc.	629,185	2,806,165
Kontoor Brands, Inc.	100,474	6,271,587
Oxford Industries, Inc.	27,089	2,708,900
Rocky Brands, Inc.	13,681	412,893
Steven Madden Ltd.	134,592	5,652,864
Vera Bradley, Inc.(a)(b)	49,511	381,235
Weyco Group, Inc.	10,748	337,057
Wolverine World Wide, Inc.	137,722	1,224,349

		22,435,033

Textiles, Apparel & Luxury Goods — 0.0%
Allbirds, Inc., Class A(a)	158,101	193,674

Toys — 0.0%
Funko, Inc., Class A(a)	60,533	467,920

Trading Companies & Distributors — 0.0%
Hudson Technologies, Inc.(a)	81,340	1,097,277

Transportation Miscellaneous — 0.2%
Costamare, Inc.	83,028	864,322
Hub Group, Inc., Class A(a)	56,189	5,166,017
Textainer Group Holdings Ltd.	72,257	3,555,044

		9,585,383

Truckers — 0.5%
ArcBest Corp.(b)	42,554	5,115,416
Covenant Logistics Group, Inc., Class A	14,810	681,852
Daseke, Inc.(a)	75,772	613,753
Forward Air Corp.	46,014	2,892,900
FRP Holdings, Inc.(a)	12,113	761,666
FTAI Infrastructure, Inc.	176,671	687,250
Heartland Express, Inc.	83,222	1,186,746
Marten Transport Ltd.	105,515	2,213,705
PAM Transportation Services, Inc.(a)(b)	9,854	204,766
RXO, Inc.(a)	207,765	4,832,614
Universal Logistics Holdings, Inc.	13,059	365,913
Werner Enterprises, Inc.	113,204	4,796,454

		24,353,035

Utilities: Electrical — 1.1%
ALLETE, Inc.	103,340	6,320,274
Avista Corp.	137,483	4,913,642
Black Hills Corp.	120,593	6,505,992
Genie Energy Ltd., Class B	35,355	994,536
MGE Energy, Inc.	65,237	4,717,288
Northwestern Energy Group, Inc.	109,675	5,581,361
Otter Tail Corp.	73,816	6,272,146

94	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series (Percentages shown are based on Net Assets)

Security	Shares	Value

Utilities: Electrical (continued)
PNM Resources, Inc.	153,292	$ 6,376,947
Portland General Electric Co.	181,773	7,878,042
Unitil Corp.	29,224	1,536,306

		51,096,534

Utilities: Gas Distributors — 0.6%
Chesapeake Utilities Corp.	38,043	4,018,482
New Jersey Resources Corp.	173,793	7,747,692
Northwest Natural Holding Co.	64,204	2,500,104
RGC Resources, Inc.	14,637	297,717
Southwest Gas Holdings, Inc.	110,458	6,997,514
Spire, Inc.	92,156	5,745,005

		27,306,514

Utilities: Miscellaneous — 0.3%
Brookfield Infrastructure Corp., Class A	214,320	7,561,210
Ormat Technologies, Inc.	95,619	7,246,964

		14,808,174

Utilities: Telecommunications — 0.5%
8x8, Inc.(a)	209,626	792,386
ATN International, Inc.	19,607	764,085
Cogent Communications Holdings, Inc.	78,262	5,952,608
Consolidated Communications Holdings, Inc.(a)	133,732	581,734
Globalstar, Inc.(a)	1,257,447	2,439,447
IDT Corp., Class B(a)	28,415	968,667
Shenandoah Telecommunications Co.	88,022	1,903,036
Spok Holdings, Inc.	32,304	500,066
Telephone and Data Systems, Inc.	176,892	3,245,968
Xperi, Inc.(a)	75,842	835,779
Ziff Davis, Inc.(a)	82,725	5,558,293

		23,542,069

Utilities: Water — 0.4%
American States Water Co.	66,255	5,328,227
Artesian Resources Corp., Class A	16,723	693,168
California Water Service Group	103,334	5,359,935
Consolidated Water Co. Ltd.	27,985	996,266
Global Water Resources, Inc.	19,053	249,213
Middlesex Water Co.	31,767	2,084,550
Pure Cycle Corp.(a)	35,602	372,753
SJW Group	57,073	3,729,721
York Water Co.	25,484	984,192

		19,798,025

Total Common Stocks — 98.7% (Cost: $3,572,507,710)		4,507,628,683

Investment Companies

Equity Funds — 0.6%
iShares Russell 2000 ETF(e)	146,025	29,308,678

Total Investment Companies — 0.6% (Cost: $24,936,486)		29,308,678

Security	Shares	Value

Rights

Biotechnology — 0.0%
Aduro Biotech, Inc., CVR(c)	21,953	$ 55,738
Cartesian Therapeutics, Inc., CVR	225,801	40,644
Chinook Therapeutics, CVR(c)	100,285	44,125
GTx, Inc., CVR(b)(c)	944	968

Total Rights — 0.0% (Cost: $76,268)		141,475

Warrants

Pharmaceuticals — 0.0%
Cassava Sciences, Inc., (Issued 12/22/23, Exercisable 01/03/24, 1 Share for 1 Warrant, Expires 11/15/24, Strike Price USD(a)(c)	29,080	—

Total Warrants — 0.0% (Cost: $ — )		—

Total Long-Term Investments —99.3% (Cost: $3,597,520,464)		4,537,078,836

Short-Term Securities

Money Market Funds — 9.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.54%(e)(f)(g)	388,396,389	388,629,427
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.33%(e)(f)	55,898,214	55,898,214

Total Short-Term Securities —9.7% (Cost: $444,282,733)		444,527,641

Total Investments — 109.0% (Cost: $4,041,803,197)		4,981,606,477
Liabilities in Excess of Other Assets — (9.0)%		(412,921,648)

Net Assets — 100.0%		$4,568,684,829

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Series held restricted securities with a current value of $197,287, representing less than 0.05% of its net assets as of period end, and an original cost of $1,040,392.

(e)	Affiliate of the Series.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Series compliance purposes, the Series’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S E R I E S S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series

Affiliates

Investments in issuers considered to be affiliate(s) of the Series during the year ended December 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/23	Shares Held at 12/31/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$319,335,055	$69,196,899	(a)	$—	$17,861	$79,612	$388,629,427	388,396,389	$5,432,257	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	34,903,521	20,994,693	(a)	—	—	—	55,898,214	55,898,214	2,194,820		—
iShares Russell 2000 ETF	34,305,853	334,923,506		(345,938,947)	2,442,382	3,575,884	29,308,678	146,025	421,906		—

					$2,460,243	$3,655,496	$473,836,319		$8,048,983		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-mini Russell 2000 Index	191	03/15/24	$19,556	$(134,204)

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long	Monthly	Goldman Sachs Bank USA(b)	08/19/26	$9,255,775	$(20,265	)(c)	$9,205,085	0.2%
	Monthly	HSBC Bank PLC(d)	02/10/28	7,415,284	562,185	(e)	7,984,606	0.2
	Monthly	JPMorgan Chase Bank N.A.(f)	02/08/24	7,164,918	351,827	(g)	7,510,794	0.2

					$893,747		$24,700,485

(a)

The Series receives the total return on a portfolio of long positions underlying the total return swap. The Series pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Series pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $30,425 of net dividends and financing fees.
(e)	Amount includes $(7,137) of net dividends and financing fees.
(g)	Amount includes $5,951 of net dividends and financing fees.
The	following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	0 - 300 basis points	40 basis points	40 basis points
Benchmarks:	USD - 1D Overnight Fed Funds Effective Rate (FEDL01)	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

96	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with Goldman Sachs Bank USA as of period end, termination date 08/19/26:

Security	Shares	Value	%of Basket Value

Reference Entity — Long

Common Stocks

Banks: Diversified
Atlantic Union Bankshares Corp.	75	$2,741	0.0%
Bank of Hawaii Corp.	8,780	636,199	6.9
BankUnited, Inc.	16,596	538,208	5.8
Banner Corp.	2,354	126,080	1.4
Berkshire Hills Bancorp, Inc.	8,104	201,222	2.2
Cadence Bank	41,055	1,214,818	13.2
Cathay General Bancorp	3,334	148,596	1.6
Central Pacific Financial Corp.	1,196	23,537	0.3
City Holding Co.	2,400	264,624	2.9
Community Bank System, Inc.	4,855	252,994	2.7
CVB Financial Corp.	16,152	326,109	3.5
Fulton Financial Corp.	16,203	266,701	2.9
Hanmi Financial Corp.	8,735	169,459	1.8
Independent Bank Corp.	2,776	182,689	2.0
National Bank Holdings Corp., Class A	1,629	60,583	0.7
NBT Bancorp, Inc.	2,765	115,881	1.3
Pitney Bowes, Inc.	219	6,601	0.1
Simmons First National Corp., Class A	25,770	511,277	5.5
Trustmark Corp.	1,313	36,606	0.4

		5,084,925

Banks: Savings, Thrift & Mortgage Lending
Northwest Bancshares, Inc.	27,555	343,887	3.7
WaFd, Inc.	7,373	243,014	2.7
WSFS Financial Corp.	7,839	360,045	3.9

		946,946

Diversified Financial Services
Moelis & Co., Class A	3,204	179,840	2.0

Insurance: Multi-Line
Horace Mann Educators Corp.	2,538	82,993	0.9

Insurance: Property-Casualty
Genworth Financial, Inc., Class A	1,053	7,034	0.1
ProAssurance Corp.	717	9,887	0.1
Radian Group, Inc.	15,432	440,584	4.8
Stewart Information Services Corp.	7,131	418,946	4.5

		876,451

IT Services
Bread Financial Holdings, Inc.	7,320	241,121	2.6
Payoneer Global, Inc.	8,076	42,076	0.5

		283,197

Office Supplies & Equipment
Pitney Bowes, Inc.	9,221	40,572	0.4

Real Estate Investment Trusts (REITs)
Arbor Realty Trust, Inc.	43,272	656,869	7.1

Security	Shares	Value	%of Basket Value

Real Estate Investment Trusts (REITs) (continued)
Douglas Emmett, Inc.	7,568	$109,736	1.2%
SL Green Realty Corp.	20,889	943,556	10.3

		1,710,161

Net Value of Reference Entity — Goldman Sachs Bank USA		$9,205,085

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with HSBC Bank PLC as of period end, termination date 02/10/28:

Security	Shares	Value	%of Basket Value

Reference Entity — Long

Common Stocks

Alternative Energy
Green Plains, Inc.	37,509	$945,977	11.8%

Asset Management & Custodian
Artisan Partners Asset Management, Inc., Class A	533	23,548	0.3

Banks: Diversified
Atlantic Union Bankshares Corp.	6,177	225,708	2.8
Banner Corp.	6,481	347,122	4.3
Berkshire Hills Bancorp, Inc.	6,677	165,790	2.1
Cadence Bank	12,727	376,592	4.7
Cathay General Bancorp	5,106	227,575	2.8
Community Bank System, Inc.	1,347	70,192	0.9
First BanCorp./Puerto Rico	25,587	420,906	5.3
First Financial Bancorp	1,360	32,300	0.4
Independent Bank Corp.	4,710	309,965	3.9
National Bank Holdings Corp., Class A	1,302	48,421	0.6
NBT Bancorp, Inc.	2,247	94,172	1.2
Pacific Premier Bancorp, Inc.	9,602	279,514	3.5
Preferred Bank/Los Angeles CA, Preference Shares	11,451	836,496	10.5
Provident Financial Services, Inc.	11,766	212,141	2.6
Renasant Corp.	674	22,700	0.3
Trustmark Corp.	6,558	182,837	2.3
United Community Banks, Inc., Series 16-2	2,146	62,792	0.8
Veritex Holdings, Inc.	1,941	45,167	0.6

		3,960,390

Banks: Savings, Thrift & Mortgage Lending
Northwest Bancshares, Inc.	3,610	45,053	0.6
WaFd, Inc.	2,275	74,984	0.9
WSFS Financial Corp.	7,286	334,646	4.2

		454,683

Commercial Finance & Mortgage Companies
Pathward Financial, Inc.	849	44,937	0.6

Computer Services Software & Systems
Envestnet, Inc.	9,455	468,211	5.9

Diversified Financial Services
Moelis & Co., Class A	3,897	218,739	2.7

Financial Data & Systems
Green Dot Corp., Class A	10,909	107,999	1.4

S E R I E S S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series

Security	Shares	Value	%of Basket Value

Insurance: Property-Casualty
Genworth Financial, Inc., Class A	54,421	$363,532	4.5%
ProAssurance Corp.	2,734	37,702	0.5
Radian Group, Inc.	19,809	565,547	7.1
Stewart Information Services Corp.	53	3,114	0.0

		969,895

IT Services
Payoneer Global, Inc.	36,327	189,264	2.4

Office Supplies & Equipment
Pitney Bowes, Inc.	101,341	445,900	5.6

Real Estate Investment Trusts (REITs)
Douglas Emmett, Inc.	10,694	155,063	1.9

Net Value of Reference Entity — HSBC Bank PLC		$7,984,606

The following table represents the individual long positions and related values of the equity securities underlying the total return swap with JPMorgan Chase Bank N.A. as of period end, termination date 02/08/24:

Security	Shares	Value	%of Basket Value

Reference Entity — Long

Common Stocks

Alternative Energy
Green Plains, Inc.	15,114	$381,175	5.1%

Banks
Brookline Bancorp, Inc.	127	1,386	0.0
Heritage Financial Corp.	206	4,406	0.1

		5,792

Banks: Diversified
Atlantic Union Bankshares Corp.	3,227	117,915	1.6
BankUnited, Inc.	701	22,733	0.3
Cadence Bank	6,950	205,650	2.7
Central Pacific Financial Corp.	9,962	196,052	2.6
Community Bank System, Inc.	2,289	119,280	1.6
First BanCorp./Puerto Rico	7,191	118,292	1.6
First Bancorp/Southern Pines NC	345	12,768	0.2
First Commonwealth Financial Corp.	888	13,711	0.2
Hanmi Financial Corp.	10,684	207,270	2.7
Hope Bancorp, Inc.	489	5,907	0.1

Security	Shares	Value	%of Basket Value

Banks: Diversified (continued)
Independent Bank Corp.	2,775	$182,623	2.4%
Lakeland Financial Corp.	216	14,075	0.2
National Bank Holdings Corp., Class A	3,929	146,120	1.9
OFG Bancorp	873	32,720	0.4
Renasant Corp.	8,386	282,440	3.7
Seacoast Banking Corp. of Florida	1,222	34,778	0.5
Simmons First National Corp., Class A	2,551	50,612	0.7
TrustCo Bank Corp.	60	1,863	0.0
Veritex Holdings, Inc.	17,957	417,859	5.6
Westamerica BanCorp	225	12,692	0.2

		2,195,360

Banks: Savings, Thrift & Mortgage Lending
WaFd, Inc.	3,065	101,022	1.3

Commercial Finance & Mortgage Companies
Pathward Financial, Inc.	2,351	124,438	1.7

Diversified Financial Services
Jackson Financial, Inc., Class A	14,171	725,555	9.7

Insurance: Multi-Line
Horace Mann Educators Corp.	7,498	245,185	3.3

Insurance: Property-Casualty
Employers Holdings, Inc., Series 2020	4,905	193,257	2.6
Genworth Financial, Inc., Class A	60,255	402,503	5.4
ProAssurance Corp.	13,897	191,640	2.5
Safety Insurance Group, Inc.	542	41,187	0.5

		828,587

IT Services
Bread Financial Holdings, Inc.	35,908	1,182,810	15.7

Media
Vimeo, Inc.	37,791	148,141	2.0

Oil, Gas & Consumable Fuels
SFL Corp., Ltd.	897	10,118	0.1

Professional Services
CSG Systems International, Inc.	983	52,305	0.7

Real Estate Investment Trusts (REITs)
Douglas Emmett, Inc.	104,159	1,510,306	20.1

Net Value of Reference Entity — JPMorgan Chase Bank N.A		$7,510,794

Balances Reported in the Statement of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$914,012	$(20,265)

98	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$—	$—	$914,012	$—	$—	$—	$914,012

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$134,204	$—	$—	$—	$134,204
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	20,265	—	—	—	20,265

	$—	$—	$154,469	$—	$—	$—	$154,469

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Series Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in net unrealized appreciation (depreciation).

For the period ended December 31, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$4,060,418	$—	$—	$—	$4,060,418
Swaps	—	—	2,074,601	—	—	—	2,074,601

	$—	$—	$6,135,019	$—	$—	$—	$6,135,019

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$229,126	$—	$—	$—	$229,126
Swaps	—	—	904,313	—	—	—	904,313

	$—	$—	$1,133,439	$—	$—	$—	$1,133,439

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$23,185,680
Total return swaps:
Average notional value	$25,942,194

For more information about the Series’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Series’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$—	$565,752
Swaps — OTC(a)	914,012	20,265

Total derivative assets and liabilities in the Statement of Assets and Liabilities	914,012	586,017

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(565,752)

Total derivative assets and liabilities subject to an MNA	$914,012	$20,265

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

S E R I E S S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series

The following table presents the Series’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Series:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received (a)	Net Amount of Derivative Assets(b)
HSBC Bank PLC	$562,185	$—	$—	$(490,000)	$72,185
JPMorgan Chase Bank N.A	351,827	—	—	(351,827)	—

	$914,012	$—	$—	$(841,827)	$72,185

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(c)
Goldman Sachs Bank USA	$20,265	$—	$—	$—	$20,265

(a)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Series’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Series’s financial instruments categorized in the fair value hierarchy. The breakdown of the Series’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Advertising Agencies	$6,876,321	$—	$—	$6,876,321
Aerospace	5,962,260	—	—	5,962,260
Aerospace & Defense	44,227,218	—	—	44,227,218
Agriculture, Fishing & Ranching	10,871,305	—	—	10,871,305
Air Transport	20,481,556	—	—	20,481,556
Airlines	401,827	—	—	401,827
Alternative Energy	23,855,374	—	—	23,855,374
Aluminum	3,179,740	—	—	3,179,740
Asset Management & Custodian	34,171,346	—	—	34,171,346
Auto Components	3,180,019	—	—	3,180,019
Auto Parts	35,449,106	—	—	35,449,106
Auto Services	7,208,359	—	—	7,208,359
Back Office Support, HR & Consulting	75,986,668	—	—	75,986,668
Banks: Diversified	410,301,736	—	—	410,301,736
Banks: Savings, Thrift & Mortgage Lending	9,414,745	—	—	9,414,745
Beverage: Soft Drinks	15,137,387	—	—	15,137,387
Biotechnology	344,721,662	—	—	344,721,662
Building Materials	52,069,273	—	—	52,069,273
Building Products	1,977,558	—	—	1,977,558
Building: Climate Control	21,964,917	—	—	21,964,917
Building: Roofing, Wallboard & Plumbing	11,892,286	—	—	11,892,286
Cable Television Services	3,679,257	—	—	3,679,257
Capital Markets	10,505,387	—	—	10,505,387
Casinos & Gambling	22,352,913	—	—	22,352,913
Cement	376,150	—	—	376,150
Chemicals	1,254,862	—	—	1,254,862
Chemicals: Diversified	37,608,951	—	—	37,608,951

100	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Chemicals: Specialty	$35,307,215	$—	$—	$35,307,215
Coal	21,802,589	—	—	21,802,589
Commercial Banks	2,424,041	—	—	2,424,041
Commercial Finance & Mortgage Companies	14,142,647	—	—	14,142,647
Commercial Services & Supplies	8,579,309	—	—	8,579,309
Commercial Services: Rental & Leasing	41,101,770	—	—	41,101,770
Commercial Vehicles & Parts	18,029,296	—	—	18,029,296
Communications Equipment	1,039,582	—	—	1,039,582
Communications Technology	30,368,200	—	—	30,368,200
Computer Services Software & Systems	257,661,659	—	—	257,661,659
Computer Technology	49,506,254	—	—	49,506,254
Construction	24,888,340	—	—	24,888,340
Consumer Electronics	4,350,492	—	—	4,350,492
Consumer Finance	6,484,882	—	—	6,484,882
Consumer Lending	17,927,083	—	—	17,927,083
Consumer Services: Miscellaneous	16,854,373	—	—	16,854,373
Containers & Packaging	12,908,274	—	—	12,908,274
Cosmetics	18,651,611	—	—	18,651,611
Diversified Consumer Services	19,515,943	—	—	19,515,943
Diversified Financial Services	27,287,697	—	—	27,287,697
Diversified Manufacturing Operations	27,781,295	—	—	27,781,295
Diversified Materials & Processing	19,365,801	—	—	19,365,801
Diversified Media	846,461	—	—	846,461
Diversified Retail	14,520,518	—	—	14,520,518
Diversified Telecommunication Services	4,213,101	—	—	4,213,101
Drug & Grocery Store Chains	13,554,817	—	—	13,554,817
Education Services	32,050,476	—	—	32,050,476
Electrical Equipment	12,967,965	—	—	12,967,965
Electronic Components	33,223,894	—	—	33,223,894
Electronic Entertainment	872,827	—	—	872,827
Electronic Equipment, Instruments & Components	8,907,229	141,786	—	9,049,015
Electronics	16,046,154	—	—	16,046,154
Energy Equipment	43,948,820	—	—	43,948,820
Energy Equipment & Services	31,278,728	—	—	31,278,728
Engineering & Contracting Services	34,795,859	—	—	34,795,859
Entertainment	15,807,552	—	—	15,807,552
Environmental, Maintenance, & Security Service	23,242,850	—	—	23,242,850
Financial Data & Systems	16,761,320	—	—	16,761,320
Financial Services	14,784,644	—	—	14,784,644
Food & Staples Retailing	287,856	—	—	287,856
Food Products	6,855,998	—	—	6,855,998
Foods	38,332,635	—	—	38,332,635
Forest Products	22,668,934	—	—	22,668,934
Forms & Bulk Printing Services	2,953,312	—	—	2,953,312
Fruit & Grain Processing	2,793,141	—	—	2,793,141
Funeral Parlors & Cemeteries	8,604,518	—	—	8,604,518
Gas Pipeline	9,649,533	—	—	9,649,533
Glass	2,104,568	—	—	2,104,568
Gold	3,925,820	—	—	3,925,820
Health Care Equipment & Services	3,564,638	—	—	3,564,638
Health Care Equipment & Supplies	7,689,191	—	—	7,689,191
Health Care Facilities	31,145,382	—	—	31,145,382
Health Care Management Services	18,933,473	—	—	18,933,473
Health Care Providers & Services	1,440,558	—	—	1,440,558
Health Care Services	71,989,439	—	—	71,989,439
Home Building	69,080,168	—	—	69,080,168
Hotel/Motel	9,695,510	—	—	9,695,510
Hotels, Restaurants & Leisure	5,062,880	—	—	5,062,880
Household Appliances	774,149	—	—	774,149
Household Durables	3,989,637	—	—	3,989,637
Household Equipment & Products	20,960,885	—	—	20,960,885
Household Furnishings	8,698,648	—	—	8,698,648
Independent Power Producers & Energy Traders	1,889,848	—	—	1,889,848

S E R I E S S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Industrial Conglomerates	$1,081,379	$—	$—	$1,081,379
Insurance	15,338,755	—	—	15,338,755
Insurance: Life	17,926,194	—	—	17,926,194
Insurance: Multi-Line	18,342,172	—	—	18,342,172
Insurance: Property-Casualty	58,259,816	—	—	58,259,816
International Trade & Diversified Logistic	1,581,532	—	—	1,581,532
Internet & Catalog Retail	757,379	—	—	757,379
Internet Software & Services	14,034,628	—	—	14,034,628
IT Services	25,465,721	—	—	25,465,721
Leisure Time	32,224,385	—	—	32,224,385
Life Sciences Tools & Services	532,755	—	—	532,755
Luxury Items	10,306,989	—	—	10,306,989
Machinery	5,100,213	—	—	5,100,213
Machinery: Agricultural	18,075,724	—	—	18,075,724
Machinery: Construction & Handling	10,855,982	—	—	10,855,982
Machinery: Industrial	55,521,444	—	—	55,521,444
Machinery: Specialty	5,494,230	—	—	5,494,230
Manufactured Housing	12,535,294	—	—	12,535,294
Marine	2,142,369	—	—	2,142,369
Media	7,786,115	—	—	7,786,115
Medical & Dental Instruments & Supplies	68,783,429	—	—	68,783,429
Medical Equipment	41,738,316	—	—	41,738,316
Medical Services	1,452,688	—	—	1,452,688
Metal Fabricating	23,679,399	—	—	23,679,399
Metals & Minerals: Diversified	45,479,956	—	—	45,479,956
Metals & Mining	1,557,323	—	—	1,557,323
Mining	1,268,956	—	—	1,268,956
Office Supplies & Equipment	11,598,676	—	—	11,598,676
Oil & Gas Producers	17,509,539	—	—	17,509,539
Oil Well Equipment & Services	51,125,989	—	—	51,125,989
Oil, Gas & Consumable Fuels	28,661,593	—	—	28,661,593
Oil: Crude Producers	80,688,545	—	—	80,688,545
Oil: Refining & Marketing	18,921,031	—	—	18,921,031
Paints & Coatings	8,264,899	—	—	8,264,899
Paper	2,697,258	—	—	2,697,258
Paper & Forest Products	3,144,022	—	—	3,144,022
Personal Care	26,310,017	—	—	26,310,017
Personal Products	2,695,893	—	—	2,695,893
Pharmaceuticals	94,337,769	197,287	—	94,535,056
Photography	782,391	—	—	782,391
Power Transmission Equipment	10,695,942	—	—	10,695,942
Printing & Copying Services	11,217,252	—	—	11,217,252
Producer Durables: Miscellaneous	2,254,949	—	—	2,254,949
Production Technology Equipment	36,986,182	—	—	36,986,182
Professional Services	10,409,782	—	—	10,409,782
Publishing	5,328,743	—	—	5,328,743
Radio & TV Broadcasters	7,857,538	—	—	7,857,538
Railroad Equipment	6,305,786	—	—	6,305,786
Real Estate	23,519,906	—	—	23,519,906
Real Estate Investment Trusts (REITs)	274,135,649	—	—	274,135,649
Real Estate Management & Development	9,943,632	—	—	9,943,632
Recreational Vehicles & Boats	14,244,754	—	—	14,244,754
Rental & Leasing Services: Consumer	3,346,758	—	—	3,346,758
Restaurants	39,805,380	—	—	39,805,380
Road & Rail	256,021	—	—	256,021
Scientific Instruments: Control & Filter	31,989,919	—	—	31,989,919
Scientific Instruments: Electrical	30,241,073	—	—	30,241,073
Scientific Instruments: Gauges & Meters	18,256,907	—	—	18,256,907
Scientific Instruments: Pollution Control	1,113,838	—	—	1,113,838
Securities Brokerage & Services	3,536,826	—	—	3,536,826
Semiconductors & Components	81,884,353	—	—	81,884,353
Semiconductors & Semiconductor Equipment	13,426,571	—	—	13,426,571
Shipping	41,412,440	—	—	41,412,440

102	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2023	Master Small Cap Index Series

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Software	$64,838,295	$—	$—	$64,838,295
Specialty Retail	99,802,431	—	—	99,802,431
Steel	23,618,175	—	—	23,618,175
Technology Hardware & Equipment	7,687,627	—	—	7,687,627
Technology: Miscellaneous	23,329,650	—	—	23,329,650
Telecommunications Equipment	7,805,412	—	—	7,805,412
Textile Products	1,292,944	—	—	1,292,944
Textiles Apparel & Shoes	22,435,033	—	—	22,435,033
Textiles, Apparel & Luxury Goods	193,674	—	—	193,674
Toys	467,920	—	—	467,920
Trading Companies & Distributors	1,097,277	—	—	1,097,277
Transportation Miscellaneous	9,585,383	—	—	9,585,383
Truckers	24,353,035	—	—	24,353,035
Utilities: Electrical	51,096,534	—	—	51,096,534
Utilities: Gas Distributors	27,306,514	—	—	27,306,514
Utilities: Miscellaneous	14,808,174	—	—	14,808,174
Utilities: Telecommunications	23,542,069	—	—	23,542,069
Utilities: Water	19,798,025	—	—	19,798,025
Investment Companies	29,308,678	—	—	29,308,678
Rights	—	40,644	100,831	141,475
Warrants	—	—	—	—
Short-Term Securities
Money Market Funds	444,527,641	—	—	444,527,641

	$4,981,125,929	$379,717	$100,831	$4,981,606,477

Derivative Financial Instruments(a)
Assets
Equity Contracts	$—	$914,012	$—	$914,012
Liabilities
Equity Contracts	(134,204)	(20,265)	—	(154,469)

	$(134,204)	$893,747	$—	$759,543

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S E R I E S S C H E D U L E O F I N V E S T M E N T S	103

Statement of Assets and Liabilities December 31, 2023

Master Small Cap Index Series

ASSETS
Investments, at value — unaffiliated(a)(b)	$4,507,770,158
Investments, at value — affiliated(c)	473,836,319
Cash pledged for futures contracts	2,344,000
Receivables:
Investments sold	85,552,579
Securities lending income — affiliated	422,969
Swaps	2,965,869
Dividends — unaffiliated	4,918,068
Dividends — affiliated	225,471
Unrealized appreciation on OTC swaps	914,012
Prepaid expenses	11,493
Other assets	4,174

Total assets	5,078,965,112

LIABILITIES
Bank overdraft	562,228
Cash received as collateral for OTC derivatives	1,330,000
Collateral on securities loaned	388,483,550
Payables:
Investments purchased	2,652,881
Swaps	132,724
Accounting services fees	2,256
Withdrawals to investors	116,373,939
Custodian fees	36,865
Investment advisory fees	34,654
Directors’ fees	9,870
Other accrued expenses	10,914
Professional fees	64,385
Variation margin on futures contracts	565,752
Unrealized depreciation on OTC swaps	20,265

Total liabilities	510,280,283

Commitments and contingent liabilities
NET ASSETS	$4,568,684,829

NET ASSETS CONSIST OF
Investors’ capital	$3,628,122,006
Net unrealized appreciation (depreciation)	940,562,823

NET ASSETS	$4,568,684,829

(a) Investments, at cost — unaffiliated	$3,572,583,978
(b) Securities loaned, at value	$365,013,876
(c) Investments, at cost — affiliated	$469,219,219

See notes to financial statements.

104	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations Year Ended December 31, 2023

Master Small Cap Index Series

INVESTMENT INCOME
Dividends — unaffiliated	$58,932,969
Dividends — affiliated	2,616,726
Interest — unaffiliated	52,804
Securities lending income — affiliated — net	5,432,257
Foreign taxes withheld	(134,423)

Total investment income	66,900,333

EXPENSES
Investment advisory	404,348
Custodian	119,786
Professional	111,044
Printing and postage	38,301
Directors	34,740
Accounting services	9,018
Miscellaneous	35,554

Total expenses excluding interest expense	752,791
Interest expense	7,123

Total expenses	759,914
Less:
Fees waived and/or reimbursed by the Manager	(34,302)

Total expenses after fees waived and/or reimbursed	725,612

Net investment income	66,174,721

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	15,474,517
Investments — affiliated	2,460,243
Futures contracts	4,060,418
Swaps	2,074,601

24,069,779

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	584,121,079
Investments — affiliated	3,655,496
Futures contracts	229,126
Swaps	904,313

588,910,014

Net realized and unrealized gain	612,979,793

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$679,154,514

See notes to financial statements.

S E R I E S F I N A N C I A L S T A T E M E N T S	105

Statements of Changes in Net Assets

	Master Small Cap Index Series
	Year Ended 12/31/23	Year Ended 12/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$66,174,721	$53,629,281
Net realized gain (loss)	24,069,779	(36,286,409)
Net change in unrealized appreciation (depreciation)	588,910,014	(943,949,533)

Net increase (decrease) in net assets resulting from operations	679,154,514	(926,606,661)

CAPITAL TRANSACTIONS
Proceeds from contributions	1,395,977,694	1,206,262,904
Value of withdrawals	(1,146,809,963)	(1,208,228,644)

Net increase (decrease) in net assets derived from capital transactions	249,167,731	(1,965,740)

NET ASSETS
Total increase (decrease) in net assets	928,322,245	(928,572,401)
Beginning of year	3,640,362,584	4,568,934,985

End of year	$4,568,684,829	$3,640,362,584

See notes to financial statements.

106	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

	Master Small Cap Index Series

	Year Ended 12/31/23		Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19

Total Return
Total return		17.04%	(20.29)%	14.84%	20.08%	25.70%

Ratios to Average Net Assets(a)
Total expenses		0.02%	0.02%	0.02%	0.03%	0.02%

Total expenses after fees waived and/or reimbursed		0.02%	0.02%	0.01%	0.02%	0.02%

Net investment income		1.64%	1.36%	1.03%	1.29%	1.49%

Supplemental Data
Net assets, end of year (000)	$4,568,685		$3,640,363	$4,568,935	$3,895,218	$3,325,684

Portfolio turnover rate	29	%(b)	38%	31%	27%	20%

(a)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(b)	Excludes underlying investments in total return swaps.

See notes to financial statements.

S E R I E S F I N A N C I A L H I G H L I G H T S	107

Notes to Financial Statements

1. ORGANIZATION

Quantitative Master Series LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Master LLC is organized as a Delaware statutory trust. Master Small Cap Index Series (“the “Series”) is a series of the Master LLC. The Series is classified as diversified. The Series’ Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations.

The Series, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Series is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Series is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Series may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Series invests. These foreign taxes, if any, are paid by the Series and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2023, if any, are disclosed in the Statement of Assets and Liabilities.

The Series files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Series may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Series had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Series is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Series may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Indemnifications: In the normal course of business, the Series enters into contracts that contain a variety of representations that provide general indemnification. The Series’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Series, which cannot be predicted with any certainty.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Series’ investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Series is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Series’ Manager as the valuation designee for the Series. The Series determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

108	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Series’ assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Exchange-traded funds (“ETFs”) and closed-end funds traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. ETFs and closed-end funds traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange (“NYSE”). Each business day, the Series uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Series might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involves a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Series. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Series is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Series could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Series has the ability to access;

S E R I E S N O T E S T O F I N A N C I A L S T A T E M E N T S	109

Notes to Financial Statements (continued)

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Series may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Series collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Series is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Series and any additional required collateral is delivered to the Series, or excess collateral returned by the Series, on the next business day. During the term of the loan, the Series is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Series’ Schedule of Investments. The market value of any securities on loan and the value of related collateral, if any, are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Series under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Series, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Series can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Series’ securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
Barclays Capital, Inc.	$6,101,051	$(6,101,051)	$—		$—
BMO Capital Markets Corp.	183,370	(183,370)	—		—
BNP Paribas SA	59,452,100	(59,452,100)	—		—
BofA Securities, Inc.	62,167,733	(62,167,733)	—		—
Citadel Clearing LLC	1,511,878	(1,511,878)	—		—
Citigroup Global Markets, Inc.	20,016,368	(20,016,368)	—		—
HSBC Bank PLC	2,242,221	(2,242,221)	—		—
ING Financial Markets LLC	36,793	(36,793)	—		—
J.P. Morgan Securities LLC	138,743,000	(138,743,000)	—		—
Jefferies LLC	7,182,143	(7,182,143)	—		—
Nomura Securities International, Inc.	173,003	(173,003)	—		—
Pershing LLC	524,704	(524,704)	—		—

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Notes to Financial Statements (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
RBC Capital Markets LLC	$209,959	$(209,959)	$—		$—
Scotia Capital (USA), Inc.	18,285,096	(18,285,096)	—		—
State Street Bank & Trust Co.	14,303,473	(14,303,473)	—		—
Toronto-Dominion Bank	13,194,538	(13,194,538)	—		—
UBS AG	3,692,001	(3,692,001)	—		—
UBS Securities LLC	453,718	(453,718)	—		—
Virtu Americas LLC	281,799	(281,799)	—		—
Wells Fargo Bank N.A	8,585,198	(8,585,198)	—		—
Wells Fargo Securities LLC	7,673,730	(7,673,730)	—		—

	$365,013,876	$(365,013,876)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Series is disclosed in the Series’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Series benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Series could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Series.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Series engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Series and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Series and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Series and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Series’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Series’ counterparty on the swap. The Series is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Series is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

S E R I E S N O T E S T O F I N A N C I A L S T A T E M E N T S	111

Notes to Financial Statements (continued)

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Series receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Series has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Series and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Series and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Series may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Series and the counterparty.

Cash collateral that has been pledged to cover obligations of the Series and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Series, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Series. Any additional required collateral is delivered to/pledged by the Series on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Series generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Series from the counterparties are not fully collateralized, the Series bears the risk of loss from counterparty non-performance. Likewise, to the extent the Series has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Series bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with the Manager, the Series’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Series’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Series.

For such services, the Series pays the Manager a monthly fee at an annual rate equal to 0.01% of the average daily value of the Series’ net assets.

With respect to the Series, the Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of the Series for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Series to the Manager.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees

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Notes to Financial Statements (continued)

the Series pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Series, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Series. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2023, the amount waived was $30,646.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Series’ assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Series. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended December 31, 2023, the Manager waived $3,656 in investment advisory fees pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Series’ business (“expense limitation”). The expense limitation as a percentage of average daily net assets is 0.07%.

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Series. For the year ended December 31, 2023, there were no fees waived and/or reimbursed by the Manager pursuant to this agreement.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Series, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Series is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Series bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may impose a discretionary liquidity fee of up to 2% of the value redeemed, if such fee is determined to be in the best interests of such money market fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Series retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Series retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Series, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Series is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended December 31, 2023, the Series paid BTC $1,402,040 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Series may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Series’ investment policies and restrictions. The Series is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2023, the Series did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of Master LLC are directors and/or officers of BlackRock or its affiliates.

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Notes to Financial Statements (continued)

Other Transactions: The Series may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2023, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Series Name	Purchases	Sales	Net Realized Gain (Loss)

Master Small Cap Index Series	$67,174,363	$168,682,838	$26,220,110

7.	PURCHASES AND SALES

For the year ended December 31, 2023, purchases and sales of investments, excluding short-term securities, were $1,498,809,546 and $1,167,140,003, respectively.

8.	INCOME TAX INFORMATION

The Series is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no U.S. federal income tax provision is required. It is intended that the Series’ assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Series files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Series’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Series as of December 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Series’ financial statements.

As of December 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Series Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Master Small Cap Index Series	$4,239,193,011	$1,450,681,752	$(708,268,286)	$742,413,466

9.	BANK BORROWINGS

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Series may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Series, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2024 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2023, the Series did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Series invests in securities or other instruments and may enter into certain transactions, and such activities subject the Series to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Series and its investments. The Series’ prospectus provides details of the risks to which the Series is subject.

The Series may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Series may invest in illiquid investments. An illiquid investment is any investment that the Series reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Series may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to

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Notes to Financial Statements (continued)

company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Series’ NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Series may lose value, regardless of the individual results of the securities and other instruments in which the Series invests.

The price the Series could receive upon the sale of any particular portfolio investment may differ from the Series’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Series’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Series, and the Series could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Series’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Series may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Series manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Series to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Series’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Series.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Series since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Series does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Series.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Series’ portfolio are disclosed in its Schedule of Investments.

The Series invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Series invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Series through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

S E R I E S N O T E S T O F I N A N C I A L S T A T E M E N T S	115

Report of Independent Registered Public Accounting Firm

To the Investors of Master Small Cap Index Series and the Board of Directors of Quantitative Master Series LLC:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Master Small Cap Index Series of Quantitative Master Series LLC (the “Fund”), including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock FundsSM (the “Trust”), BlackRock Index Funds, Inc. and Quantitative Master Series LLC (the “Corporations”) have adopted and implemented a liquidity risk management program (the “Program”) for iShares Municipal Bond Index Fund, iShares Short-Term TIPS Bond Index Fund, iShares MSCI EAFE International Index Fund, iShares Russell 2000 Small-Cap Index Fund and Master Small Cap Index Series (the “Funds”), each a series of the Trust or the respective Corporation, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Directors of the Corporation and the Board of Trustees of the Trust (the “Board”), on behalf of the Funds, met on November 16-17, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. A fund’s derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size utilized for liquidity classifications. Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V, and BlackRock Floating Rate Loan ETF, a series of BlackRock ETF Trust II). The Committee also considered other types of borrowing available to the funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	117

Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Director (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 166 Portfolios	None

Susan J. Carter 1956	Director (Since 2016)	Trustee, Financial Accounting Foundation from 2017 to 2021; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business from 1997 to 2021; Director, Pacific Pension Institute from 2014 to 2018; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof from 2018 to 2022; Advisory Board Member, Bridges Fund Management from 2016 to 2018; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020; Investment Committee Member, Tostan since 2021; Member of the President’s Counsel, Commonfund since 2023.	28 RICs consisting of 166 Portfolios	None

Collette Chilton 1958	Director (Since 2015)	Senior advisor, Insignia since 2024; Chief Investment Officer, Williams College from 2006 to 2023; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.	28 RICs consisting of 166 Portfolios	None

Neil A. Cotty 1954	Director (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 166 Portfolios	None

Lena G. Goldberg 1949	Director (Since 2019)	Director, Pioneer Public Interest Law Center since 2023; Director, Charles Stark Draper Laboratory, Inc. from 2013 to 2021; Senior Lecturer, Harvard Business School from 2008 to 2021; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 166 Portfolios	None

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Director and Officer Information (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Henry R. Keizer 1956	Director (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) from 2010 to 2022.	28 RICs consisting of 166 Portfolios	GrafTech International Ltd. (materials manufacturing); Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems) from 2015 to 2020; Hertz Global Holdings (car rental) from 2015 to 2021.

Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989.	28 RICs consisting of 166 Portfolios	None

Donald C. Opatrny 1952	Director (Since 2019)	Chair of the Board of Phoenix Art Museum since 2022 and Trustee thereof since 2018; Chair of the Investment Committee of The Arizona Community Foundation since 2022 and Trustee thereof since 2020; Director, Athena Capital Advisors LLC (investment management firm) from 2013 to 2020; Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; Member of Affordable Housing Supply Board of Jackson, Wyoming from 2017 to 2022; Member, Investment Funds Committee, State of Wyoming from 2017 to 2023; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014.	28 RICs consisting of 166 Portfolios	None

Kenneth L. Urish 1951	Director (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past- Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001, Emeritus since 2022; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member, Advisory Board, ESG Competent Boards since 2020.	28 RICs consisting of 166 Portfolios	None

Claire A. Walton 1957	Director (Since 2016)	Advisory Board Member, Grossman School of Business at the University of Vermont since 2023; Advisory Board Member, Scientific Financial Systems since 2022; General Partner of Neon Liberty Capital Management, LLC from 2003 to 2023; Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Massachusetts Council on Economic Education from 2013 to 2015; Director, Woodstock Ski Runners from 2013 to 2022.	28 RICs consisting of 166 Portfolios	None

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	119

Director and Officer Information (continued)

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	97 RICs consisting of 268 Portfolios	None

John M. Perlowski(e) 1964	Director (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 270 Portfolios	None
(a)	The address of each Director is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.

(b)

Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Director joined the Board, certain Independent Directors first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Cynthia A. Montgomery, 1994; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust/Corporation/Master LLC based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Roland Villacorta 1971	Vice President (Since 2022)	Managing Director of BlackRock, Inc. since 2022; Head of Global Cash Management and Head of Securities Lending within BlackRock’s Portfolio Management Group since 2022; Member of BlackRock’s Global Operating Committee since 2022; Head of Portfolio Management in BlackRock’s Financial Markets Advisory Group within BlackRock Solutions from 2008 to 2015; Co-Head of BlackRock Solutions’ Portfolio Analytics Group; previously Mr. Villacorta was Co-Head of Fixed Income within BlackRock’s Risk & Quantitative Analysis Group.

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the iShares Complex from 2014 to 2023.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

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Director and Officer Information (continued)

Officers Who Are Not Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust/Corporation/Master LLC serve at the pleasure of the Board.

Further information about Trust’s/Corporations/Master LLC’s Trustees and Officers is available in the Trust’s/Corporations/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust/Corporation/Master LLC.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	121

Additional Information

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly/quarterly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by a Fund for any particular month/quarter may be more or less than the amount of net investment income earned by a Fund during such month/quarter. The portion of distributions that exceeds a Fund current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

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Additional Information  (continued)

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator(a)	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10001

Investment Adviser(b)	Independent Registered Public Accounting Firm
BlackRock Fund Advisors	Deloitte & Touche LLP
San Francisco, CA 94105	Boston, MA 02116

Sub-Adviser	Legal Counsel
BlackRock International Limited	Sidley Austin LLP
Edinburgh, EH3 8BL	New York, NY 10019
United Kingdom
Address of the Funds/Corporation/Master LLC
Accounting Agent and Custodian	100 Bellevue Parkway
State Street Bank and Trust Company	Wilmington, DE 19809
Boston, MA 02114

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

(a) Administrator to iShares short term TIPS Bond Index Fund, iShares MSCI EAFE International Index Fund and iShares Russell 2000 Small-Cap Index Fund. (b) For iShares Municipal Bond Index Fund.

A D D I T I O N A L I N F O R M A T I O N	123

Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CPI	Consumer Price Index

CVA	Certificaten Van Aandelen (Dutch Certificate)

CVR	Contingent Value Right

ETF	Exchange-Traded Fund

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

FTSE	Financial Times Stock Exchange

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

MSCI	Morgan Stanley Capital International

PSF	Permanent School Fund

RB	Revenue Bond

REIT	Real Estate Investment Trust

S/F	Single-Family

SAN	State Aid Notes

SAP	Subject to Appropriations

SAW	State Aid Withholding

SCA	Societe en Commandite par Actions

124	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

iSIndex-12/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
iShares Short-Term TIPS Bond Index Fund	$21,216	$20,400	$0	$44	$17,576	$16,900	$407	$431

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
iShares Short-Term TIPS Bond Index Fund	$17,983	$17,375

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: February 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: February 23, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: February 23, 2024